FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-189017-11

September 8, 2015

Free Writing Prospectus

Structural and Collateral Term Sheet

$958,489,233

(Approximate Mortgage Pool Balance)

$879,413,000

(Offered Certificates)

Citigroup Commercial Mortgage Trust 2015-GC33

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2015-GC33

Citigroup Global Markets Realty Corp.

Goldman Sachs Mortgage Company

Rialto Mortgage Finance, LLC

KGS-Alpha Real Estate Capital Markets, LLC

RAIT Funding, LLC

As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton
Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated January 16, 2015, included as part of our registration statement (SEC File No. 333-189017) (the “Base Prospectus”), and a separate free writing prospectus, anticipated to be dated on or about September 8, 2015 (the “Free Writing Prospectus”). The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus). The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus).  See also “Legal Investment” in the Free Writing Prospectus.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / MSTR)(1)	Initial Certificate Principal Amount or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA	$31,785,000	30.000%(5)	[ ]%	(6)	2.83	10/15 – 8/20
Class A-2	Aaa(sf) / AAAsf / AAA	$15,217,000	30.000%(5)	[ ]%	(6)	4.86	8/20 – 8/20
Class A-3	Aaa(sf) / AAAsf / AAA	$220,000,000	30.000%(5)	[ ]%	(6)	9.83	7/25 – 8/25
Class A-4	Aaa(sf) / AAAsf / AAA	$331,456,000	30.000%(5)	[ ]%	(6)	9.87	8/25 – 9/25
Class A-AB	Aaa(sf) / AAAsf / AAA	$72,484,000	30.000%(5)	[ ]%	(6)	7.44	8/20 – 7/25
Class X-A	Aa1(sf) / AAAsf / AAA	$718,866,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / AA-sf / AAA	$62,302,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aa2(sf) / AAAsf / AAA	$47,924,000(10)	25.000%	[ ]%	(6)(11)	9.95	9/25 – 9/25
Class B(9)	NR / AA-sf / AA-	$62,302,000(10)	18.500%	[ ]%	(6)(11)	9.95	9/25 – 9/25
Class PEZ(9)	NR / A-sf / A-	$152,160,000(10)	14.125%(12)	N/A(11)	(11)	9.95	9/25 – 9/25
Class C(9)	NR / A-sf / A-	$41,934,000(10)	14.125%(12)	[ ]%	(6)(11)	9.95	9/25 – 9/25
Class D	NR / BBB-sf / BBB-	$56,311,000	8.250%	[ ]%	(6)	9.95	9/25 – 9/25
Class X-D	NR / BBB-sf / BBB-	$56,311,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / Fitch / MSTR)(1)	Initial Certificate Principal Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class E	NR / BB-sf / BB-	$23,963,000	5.750%	[ ]%	(6)	10.07	9/25 – 5/26
Class F	NR / B-sf / B	$9,584,000	4.750%	[ ]%	(6)	10.61	5/26 – 5/26
Class G	NR / NR / B-	$11,129,000	3.589%	[ ]%	(6)	10.61	5/26 – 5/26
Class H	NR / NR / NR	$34,400,233	0.000%	[ ]%	(6)	10.61	5/26 – 5/26
Class R(13)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Morningstar Credit Ratings, LLC (“MSTR”). Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus. Moody’s and Fitch have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the Closing Date.

(4)	Determined assuming no prepayments prior to the maturity date of each mortgage loan and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate specified in clause (ii), or (iv) the weighted average rate specified in clause (ii) less a specified percentage.

(7)	The Class X-A, Class X-B and Class X-D certificates (collectively, the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component from time to time. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component from time to time. The notional amount of the Class X-D certificates will be equal to the certificate principal amount of the Class D certificates from time to time.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY (continued)

(8)	The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class D certificates, as described in the Free Writing Prospectus.

(9)	The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)	On the Closing Date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding principal balances, subject to a variance of plus or minus 5%, of $47,924,000, $62,302,000 and $41,934,000, respectively. The exchangeable certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the exchangeable certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and/or Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of exchangeable certificates issued on the Closing Date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the Closing Date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the Closing Date. The aggregate certificate principal amount of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate principal amount of exchangeable certificates that could be outstanding on the Closing Date, equal to $152,160,000 (subject to a variance of plus or minus 5%).

(11)	The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates on the Class A-S, Class B and Class C certificates, respectively.

(12)	The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component.

(13)	The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$958,489,233
Number of Mortgage Loans	64
Number of Mortgaged Properties	92
Average Cut-off Date Mortgage Loan Balance	$14,976,394
Weighted Average Mortgage Interest Rate	4.5900%
Weighted Average Remaining Term to Maturity (months)	119
Weighted Average Remaining Amortization Term (months)(3)	359
Weighted Average Cut-off Date LTV Ratio(4)	66.6%
Weighted Average Maturity Date LTV Ratio(5)	57.4%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	1.66x
Weighted Average Debt Yield on Underwritten NOI(7)	10.6%
% of Mortgage Loans with Subordinate Debt	4.6%
% of Mortgaged Properties with Single Tenants	5.2%

(1)	The Illinois Center, Hammons Hotel Portfolio, The Decoration & Design Building and Somerset Park Apartments mortgage loans have one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per room/SF/unit calculations presented in this Term Sheet include the related pari passu companion loans unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest only for the entire term.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 7 mortgage loans, representing approximately 19.9% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, the respective Cut-off Date LTV Ratio was calculated using either (i) an “as-is” appraised value plus related capital improvement or property improvement plan costs which were reserved for at origination, (ii) the cut-off date principal balance of a mortgage loan less a reserve taken at origination or (iii) the “as stabilized” appraised value which assumes the completion of capital improvements which were reserved for at origination. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any of the adjustments described above is 67.1%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of the Cut-off Date LTV Ratio.

(5)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 20 mortgage loans, representing approximately 47.1% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” or “prospective value upon stabilization” appraised value. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(6)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. With respect to the Greylyn Business Park mortgage loan, representing approximately 3.7% of the initial pool balance, which amortizes based on the non-standard amortization schedule set forth on Annex G to the Free Writing Prospectus, the Underwritten Debt Service Coverage Ratio is calculated based on the aggregate debt service for the 12-month period commencing August 6, 2017. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.
Co-Manager:	Drexel Hamilton, LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$958,489,233

Master Servicer:	Wells Fargo Bank, National Association

Special Servicer:	LNR Partners, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Deutsche Bank Trust Company Americas
Operating Advisor:	Situs Holdings, LLC
Pricing:	Week of September 14, 2015
Closing Date:	September 29, 2015
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in September 2015 (or, in the case of any mortgage loan that has its first due date in October 2015, the date that would have been its due date in September 2015 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or, if such 6th day is not a business day, the next business day, commencing in October 2015
Distribution Date:	The 4th business day after the Determination Date, commencing in October 2015
Interest Accrual:	The preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Free Writing Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	September 2058
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A, Class X-B and Class X-D: $1,000,000 minimum); $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

7

TRANSACTION HIGHLIGHTS

■	$958,489,233 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 64 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $958,489,233 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $14,976,394 and are secured by 92 mortgaged properties located throughout 26 states

—	LTV: 66.6% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.66x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.6% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 86.6% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	28.4% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	58.2% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 54.8% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 94.2% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 60 mortgage loans representing 95.8% of the Initial Pool Balance

–	Insurance: 47 mortgage loans representing 45.6% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 59 mortgage loans representing 92.5% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 30 mortgage loans representing 82.2% of the portion of the Initial Pool Balance that is secured by office, retail, mixed use and industrial properties and one self storage property with office tenants

—	Predominantly Defeasance: 90.1% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 26.5% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Hospitality: 22.8% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Retail: 22.5% of the mortgaged properties by allocated Initial Pool Balance are retail properties (17.4% are anchored or shadow anchored retail properties)

—	Multifamily: 13.1% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Self Storage: 6.2% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

■	Geographic Diversity: The 92 mortgaged properties are located throughout 26 states with only two states having greater than 10.0% of the allocated Initial Pool Balance: Illinois (16.8%) and California (14.0%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

8

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	22	42	$384,033,596	40.1%
Goldman Sachs Mortgage Company	16	22	329,702,422	34.4
Rialto Mortgage Finance, LLC	18	18	184,808,907	19.3
KGS-Alpha Real Estate Capital Markets, LLC	5	5	32,105,560	3.3
RAIT Funding, LLC	3	5	27,838,749	2.9
Total	64	92	$958,489,233	100.0%

Ten Largest Mortgage Loans
#	Mortgage Loan Name	Mortgage Loan Seller	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size Rooms / SF / Units	Cut-off Date Balance Per Room / SF / Unit	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
1	Illinois Center	CGMRC	$100,000,000	10.4%	Office	2,091,889	$124	1.35x	9.1%	66.7%
2	Hammons Hotel Portfolio	GSMC	100,000,000	10.4	Hospitality	1,869	$134,189	1.68x	12.4%	68.3%
3	The Decoration & Design Building	CGMRC	65,000,000	6.8	Office	588,512	$280	2.30x	13.8%	41.3%
4	Hamilton Landing	GSMC	60,000,000	6.3	Office	406,355	$148	2.42x	11.4%	70.8%
5	Courtyard Sunnyvale	GSMC	40,600,000	4.2	Hospitality	145	$280,000	1.77x	12.0%	70.0%
6	Somerset Park Apartments	RMF	36,500,000	3.8	Multifamily	2,226	$80,863	1.77x	8.4%	72.1%
7	Greylyn Business Park	RMF	35,625,000	3.7	Industrial	648,314	$55	1.57x	10.4%	74.4%
8	Pavilion Jenkintown	GSMC	31,230,786	3.3	Mixed Use	359,826	$87	1.63x	10.7%	66.3%
9	University Place	CGMRC	28,000,000	2.9	Retail	250,159	$112	1.52x	10.2%	74.3%
10	Virginia Walmart Portfolio	CGMRC	26,046,472	2.7	Retail	124,073	$210	1.14x	7.1%	72.8%
	Top 10 Total / Wtd. Avg.		$523,002,258	54.6%				1.75x	10.9%	66.2%
	Remaining Total / Wtd. Avg.		435,486,975	45.4				1.57x	10.2%	67.2%
	Total / Wtd. Avg.		$958,489,233	100.0%				1.66x	10.6%	66.6%

Pari Passu Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Companion Loans	Pari Passu Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)(1)	Master Servicer	Special Servicer
Illinois Center	$100,000,000	10.4%	2	$160,000,000	$260,000,000	CGCMT 2015-GC33	Wells Fargo	LNR
Hammons Hotel Portfolio	$100,000,000	10.4%	2	$150,800,000	$250,800,000	CGCMT 2015-GC33	Wells Fargo	LNR
The Decoration & Design Building	$65,000,000	6.8%	1	$100,000,000	$165,000,000	CGCMT 2015-P1	Wells Fargo	LNR
Somerset Park Apartments	$36,500,000	3.8%	4	$143,500,000	$180,000,000	WFCM 2015-C30	Wells Fargo	CWCapital

(1)	Each loan combination will be serviced under the related Controlling PSA, and the controlling class representative under the related Controlling PSA (or such other party as is designated under the related Controlling PSA) will be entitled to exercise the rights of controlling note holder for the subject loan combination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW (continued)
Mortgage Loans with Existing Subordinate Debt
Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine / Subordinate Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
Greylyn Business Park(1)(2)	$35,625,000	$5,375,000	$41,000,000	5.7800%	74.4%	85.6%	1.57x	1.18x
Scott’s Edge Apartments(3)	$8,150,000	$1,763,100	$9,913,100	—	72.8%	—	1.33x	—

(1)	The related mezzanine loan is currently being held by RMezz Greylyn BP, LLC, an affiliate of Rialto Mortgage Finance, LLC.
(2)	The Greylyn Business Park Cut-off Date Mortgage Loan UW NCF DSCR and Cut-off Date Total Debt UW NCF DSCR are calculated using the mortgage loan’s non-standard amortization schedule (as set forth on Annex G to the Free Writing Prospectus) and the related mezzanine loan’s non-standard amortization schedule, as applicable, and are calculated based on the aggregate debt service for the 12-month period commencing August 6, 2017.
(3)	The borrower received an unsecured loan from two of its affiliates in December 2014 in the original principal amount of approximately $1,763,100. Pursuant to a subordination and standstill agreement between the lenders of the unsecured loan and the lender, the unsecured loan is subordinated to the Scott’s Edge Apartments mortgage loan and, during certain trigger periods under the Scott’s Edge Apartment mortgage loan documents (caused by an event of default, the debt service coverage ratio falling below 1.15x or the debt yield falling below 7.20%), payments on the unsecured loan are not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)
Previously Securitized Mortgaged Properties(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
111 East Wacker	CGMRC	Chicago	IL	Office	$56,439,703	5.9%	WBCMT 2006-C27
233 North Michigan Avenue	CGMRC	Chicago	IL	Office	$43,560,297	4.5%	COMM 2001-J2A
The Decoration & Design Building	CGMRC	New York	NY	Office	$65,000,000	6.8%	COMM 2006-C7
Somerset Park Apartments	RMF	Troy	MI	Multifamily	$36,500,000	3.8%	WFCM 2015-C30
Pavilion Jenkintown	GSMC	Jenkintown	PA	Mixed Use	$31,230,786	3.3%	GSMS 2006-GG6
Compass Self Storage Rochester Hills	CGMRC	Rochester Hills	MI	Self Storage	$7,500,000	0.8%	WFRBS 2011-C2
Compass Self Storage Novi	CGMRC	Novi	MI	Self Storage	$7,500,000	0.8%	WFRBS 2011-C2
Compass Self Storage Madison Heights	CGMRC	Madison Heights	MI	Self Storage	$6,000,000	0.6%	WFRBS 2011-C2
Peckham Square	GSMC	Reno	NV	Retail	$12,450,000	1.3%	CSFB 2005-C5
Dover Marketplace	GSMC	Dover	PA	Retail	$11,250,000	1.2%	GECMC 2005-C3
Lanier Crossing Shopping Center	RAIT	Cumming	GA	Retail	$11,200,000	1.2%	LBUBS 2001-C2, CSFB 2005-C6
501 East Green Street	RAIT	Champaign	IL	Retail	$2,803,794	0.3%	MSC 2007-IQ14
Plaza El Toro	KGS	Lake Forest	CA	Retail	$10,000,000	1.0%	MLCFC 2006-4
Barclay Village	GSMC	Oregon City	OR	Multifamily	$9,800,000	1.0%	CD 2007-CD4
Premiere Building	CGMRC	Hallandale Beach	FL	Office	$9,000,000	0.9%	CSFB 2005-C6
Westgate Plaza	KGS	Riverside	CA	Retail	$7,700,000	0.8%	MLCFC 2006-4
Corporate Place	CGMRC	Beachwood	OH	Office	$7,012,500	0.7%	LBUBS 2007-C2
Village Square Shopping Center	GSMC	Lexington	SC	Retail	$5,600,000	0.6%	GCCFC 2005-GG5
Northstone Apartments	RMF	Raleigh	NC	Multifamily	$5,500,000	0.6%	BSCMS 2005-PWR9
Sonora Crossroads	KGS	Sonora	CA	Retail	$4,025,000	0.4%	CD 2005-CD1
Albertson's Retail Shops	RMF	Pueblo	CO	Retail	$4,000,000	0.4%	GCCFC 2005-GG5
Hunters Pointe	GSMC	Medina	OH	Multifamily	$3,392,210	0.4%	MLCFC 2006-1
4238 West Hundred Road	GSMC	Chester	VA	Retail	$3,033,168	0.3%	WBCMT 2005-C21
Ventura Blvd (Woodland Hills)	KGS	Woodland Hills	CA	Retail	$2,230,560	0.2%	CSFB 2005-C3
Woodview Commons	GSMC	Streetsboro	OH	Multifamily	$1,600,000	0.2%	CSMC 2006-C1

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.
(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	8	$254,412,500	26.5%	1.91x	61.0%	11.1%
CBD	3	165,000,000	17.2	1.72x	56.7%	11.0%
General Suburban	4	85,112,500	8.9	2.28x	69.2%	11.4%
Medical	1	4,300,000	0.4	1.48x	61.4%	10.5%
Hospitality	19	$218,211,299	22.8%	1.79x	66.3%	12.8%
Full Service	5	82,912,775	8.7	1.68x	68.3%	12.4%
Select Service	4	63,920,000	6.7	1.80x	68.1%	12.6%
Limited Service	6	50,393,344	5.3	1.88x	61.6%	13.4%
Extended Stay	4	20,985,180	2.2	2.00x	64.7%	14.0%
Retail	27	$215,701,636	22.5%	1.41x	70.2%	9.3%
Anchored	10	128,182,942	13.4	1.47x	70.4%	9.7%
Unanchored	7	37,519,920	3.9	1.41x	71.6%	9.5%
Single Tenant Retail	7	37,079,640	3.9	1.22x	70.4%	7.8%
Shadow Anchored	3	12,919,134	1.3	1.41x	63.4%	9.5%
Multifamily	14	$125,411,482	13.1%	1.59x	68.7%	8.9%
Garden	12	106,486,482	11.1	1.62x	68.7%	8.9%
Mid-Rise	1	10,600,000	1.1	1.49x	63.3%	9.0%
Student Housing	1	8,325,000	0.9	1.35x	75.0%	9.0%
Self Storage	18	$59,750,884	6.2%	1.39x	70.7%	8.7%
Mixed Use	4	$46,180,175	4.8%	1.52x	66.2%	10.2%
Office/Retail/Self Storage	1	31,230,786	3.3	1.63x	66.3%	10.7%
Flex	1	6,292,749	0.7	1.37x	69.2%	10.6%
Office/Retail	1	4,906,640	0.5	1.28x	70.1%	8.3%
Retail/Multifamily	1	3,750,000	0.4	1.15x	55.1%	7.3%
Industrial	2	$38,821,257	4.1%	1.59x	73.2%	10.5%
Total / Wtd. Avg.	92	$958,489,233	100.0%	1.66x	66.6%	10.6%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Illinois	14	$160,703,794	16.8%	$472,610,000	20.1%	$29,286,370	18.2%
California	7	133,805,560	14.0	199,540,000	8.5	15,176,589	9.5
New York	4	77,320,018	8.1	419,480,000	17.9	23,881,889	14.9
Texas	12	76,079,346	7.9	136,719,314	5.8	9,953,555	6.2
North Carolina	4	73,390,541	7.7	157,800,000	6.7	13,459,668	8.4
Florida	8	62,190,566	6.5	94,760,000	4.0	7,011,042	4.4
Michigan	4	57,500,000	6.0	255,700,000	10.9	16,856,718	10.5
Pennsylvania	2	42,480,786	4.4	62,100,000	2.6	4,386,550	2.7
Virginia	5	37,229,640	3.9	51,950,000	2.2	2,812,881	1.8
Ohio	5	25,800,967	2.7	38,310,000	1.6	2,613,652	1.6
Georgia	3	23,788,023	2.5	35,200,000	1.5	2,475,917	1.5
Oregon	2	22,800,000	2.4	36,800,000	1.6	2,047,933	1.3
Oklahoma	2	21,074,641	2.2	63,100,000	2.7	5,098,491	3.2
Tennessee	1	20,235,247	2.1	72,500,000	3.1	6,453,957	4.0
Missouri	2	20,126,823	2.1	36,826,188	1.6	2,768,068	1.7
Nevada	2	16,725,000	1.7	22,600,000	1.0	1,749,691	1.1
Indiana	3	13,906,640	1.5	20,400,000	0.9	1,915,366	1.2
New Jersey	2	13,600,000	1.4	22,350,000	1.0	1,255,685	0.8
Arizona	1	11,974,976	1.2	55,200,000	2.4	3,830,620	2.4
Alabama	1	10,103,668	1.1	36,200,000	1.5	3,072,698	1.9
Wisconsin	3	9,292,749	1.0	13,100,000	0.6	936,566	0.6
Kentucky	1	8,300,000	0.9	14,700,000	0.6	1,279,740	0.8
Arkansas	1	6,890,000	0.7	10,300,000	0.4	923,194	0.6
South Carolina	1	5,600,000	0.6	7,480,000	0.3	544,651	0.3
Colorado	1	4,000,000	0.4	6,130,000	0.3	371,543	0.2
Mississippi	1	3,570,248	0.4	5,400,000	0.2	338,493	0.2
Total	92	$958,489,233	100.0%	$2,347,255,502	100.0%	$160,501,527	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1,600,000 - 4,999,999	13	$44,378,463	4.6%
5,000,000 - 9,999,999	26	193,304,571	20.2
10,000,000 - 14,999,999	11	125,821,000	13.1
15,000,000 - 19,999,999	3	50,982,942	5.3
20,000,000 - 29,999,999	3	75,046,472	7.8
30,000,000 - 34,999,999	1	31,230,786	3.3
35,000,000 - 39,999,999	2	72,125,000	7.5
40,000,000 - 100,000,000	5	365,600,000	38.1
Total	64	$958,489,233	100.0%

Distribution of Underwritten DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.14 - 1.29	3	$40,142,472	4.2%
1.30 - 1.49	32	361,850,941	37.8
1.50 - 1.69	10	232,769,514	24.3
1.70 - 1.89	12	156,226,306	16.3
1.90 - 2.09	2	16,200,000	1.7
2.10 - 2.29	1	9,000,000	0.9
2.30 - 2.66	4	142,300,000	14.8
Total	64	$958,489,233	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Amortizing (25 Years)	1	$8,000,000	0.8%
Amortizing (30 Years)	20	264,228,011	27.6
Interest Only, Then Amortizing(2)	38	557,961,222	58.2
Interest Only	5	128,300,000	13.4
Total	64	$958,489,233	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	Original partial interest only periods range from 12 to 69 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	17	$525,281,740	54.8%
Springing	41	399,182,115	41.6
None	6	34,025,378	3.5
Total	64	$958,489,233	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
41.3 - 49.9	1	$65,000,000	6.8%
50.0 - 54.9	4	27,230,560	2.8
55.0 - 59.9	5	35,300,000	3.7
60.0 - 64.9	15	105,219,858	11.0
65.0 - 69.9	12	310,951,558	32.4
70.0 - 75.0	27	414,787,258	43.3
Total	64	$958,489,233	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
37.5 - 39.9	1	$65,000,000	6.8%
40.0 - 44.9	1	2,230,560	0.2
45.0 - 49.9	10	66,773,559	7.0
50.0 - 54.9	12	214,625,786	22.4
55.0 - 59.9	16	209,160,455	21.8
60.0 - 64.9	16	225,698,874	23.5
65.0 - 69.9	6	78,500,000	8.2
70.0 - 72.1	2	96,500,000	10.1
Total	64	$958,489,233	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	45	$604,426,194	63.1%
Acquisition	18	351,832,479	36.7
Recapitalization	1	2,230,560	0.2
Total	64	$958,489,233	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4.110 - 4.249	3	$80,483,168	8.4%
4.250 - 4.499	16	317,974,920	33.2
4.500 - 4.749	27	304,006,487	31.7
4.750 - 4.999	14	230,861,635	24.1
5.000 - 5.249	3	20,863,023	2.2
5.250 - 5.360	1	4,300,000	0.4
Total	64	$958,489,233	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.1 - 7.9	2	$29,796,472	3.1%
8.0 - 8.9	10	133,634,023	13.9
9.0 - 9.9	24	285,103,337	29.7
10.0 - 10.9	10	133,079,095	13.9
11.0 - 11.9	4	77,652,507	8.1
12.0 - 12.9	5	164,203,799	17.1
13.0 - 13.9	6	111,320,000	11.6
14.0 - 14.9	1	6,400,000	0.7
15.0 - 15.9	2	17,300,000	1.8
Total	64	$958,489,233	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.0 - 7.9	2	$29,796,472	3.1%
8.0 - 8.9	29	385,246,057	40.2
9.0 - 9.9	15	176,789,839	18.4
10.0 - 10.9	7	183,695,567	19.2
11.0 - 11.9	6	84,781,299	8.8
12.0 - 13.9	4	89,180,000	9.3
14.0	1	9,000,000	0.9
Total	64	$958,489,233	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	3	$18,725,000	2.0%
24	12	$119,343,750	12.5%
36	10	$114,196,472	11.9%
48	2	$15,700,000	1.6%
60	10	$224,996,000	23.5%
69	1	$65,000,000	6.8%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	2	$15,641,299	1.6%
120	61	877,847,935	91.6
129	1	65,000,000	6.8
Total	64	$958,489,233	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
59	2	$15,641,299	1.6%
118-120	61	877,847,935	91.6
128	1	65,000,000	6.8
Total	64	$958,489,233	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	5	$128,300,000	13.4%
300	2	14,400,000	1.5
360	57	815,789,233	85.1
Total	64	$958,489,233	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	5	$128,300,000	13.4%
300	2	14,400,000	1.5
358 - 360	57	815,789,233	85.1
Total	64	$958,489,233	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	53	$863,586,780	90.1%
Yield Maintenance	9	63,419,512	6.6
Yield Maintenance or Defeasance	2	31,482,942	3.3
Total	64	$958,489,233	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	60	$918,213,336	95.8%
Replacement Reserves(1)	59	$886,682,549	92.5%
TI/LC(2)	30	$466,090,555	82.2%
Insurance	47	$436,940,867	45.6%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total office, retail, mixed use and industrial properties and one self storage property with office tenants only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Comfort Inn – Newport Kentucky	Hospitality	$8,300,000	0.9%	59	2.33x	15.4%	53.2%
Residence Inn Southern Pines	Hospitality	$7,341,299	0.8%	59	1.85x	12.6%	64.6%

(1)

The table above presents the mortgage loan whose balloon payment would be applied to pay down the aggregate principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments prior to the maturity date, as applicable, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

STRUCTURAL OVERVIEW

Distributions

On each distribution date, funds available for distribution from the mortgage loans, net of specified expenses of the issuing entity and net of yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.   Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. However, if the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.   Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amounts of those classes, together with interest at their respective pass-through rates.

4.   Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.   Class B and Class PEZ certificates: (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

17

STRUCTURAL OVERVIEW (continued)

Distributions (continued)

6.   Class C and Class PEZ certificates: (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D and Class X-D certificates: (i) first, to interest on Class D and Class X-D certificates in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of that class, together with interest at its pass-through rate.

8.   Class E certificates: (i) first, to interest on Class E certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components), to principal on Class E certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class E certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of that class, together with interest at its pass-through rate.

9.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class E certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses	The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F, Class G and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amount of the Class D certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges

On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class X-B certificates, the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X and Exchangeable Certificates) and trust components (and, therefore, the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G, Class H or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the serviced loans, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any property protection advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may make a property protection advance and will be entitled to reimbursement from the master servicer for such advance.

Serviced Mortgage Loans / Outside Serviced Mortgage Loans

Each of (i) The Decoration & Design Building loan combination and (ii) the Somerset Park Apartments loan combination constitutes an “outside serviced loan combination,” each related mortgage loan constitutes an “outside serviced mortgage loan” and each related companion loan constitutes an “outside serviced companion loan.” Each outside serviced mortgage loan will be serviced under a pooling and servicing agreement other than the CGCMT 2015-GC33 pooling and servicing agreement (such other pooling and servicing agreement, an “outside servicing agreement”) as reflected in the “Pari Passu Companion Loan Summary” table above. All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” or the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2015-GC33 pooling and servicing agreement). See “—Loan Combinations” below.

Appraisal Reduction Amounts

An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of an outside serviced mortgage loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement (as discussed under “—Loan Combinations” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced loan that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans

There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced companion loan(s) as one loan combination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Cleanup Call

On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (excluding for purposes of this calculation, The Decoration & Design Building mortgage loan, which as of the closing date, has a stated maturity date beyond the tenth anniversary of the closing date), certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2015-GC33 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange

Directing Holder	The “Directing Holder” with respect to any mortgage loan serviced under the CGCMT 2015-GC33 pooling and servicing agreement will be the Controlling Class Representative.

Controlling Class Representative

The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate principal amount). The “controlling class” is the most subordinate class of the Control Eligible Certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates, or if no such class meets the preceding requirement, then the Class E certificates will be the controlling class; provided, however, that (at any time that the aggregate certificate principal amount of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components has been reduced to zero without regard to the allocation of appraisal reduction amounts) (A) in the case of any class of Control Eligible Certificates to which the designation of “controlling class” would otherwise shift by operation of this definition, where the certificate principal amount of such class of Control Eligible Certificates has been reduced to zero (without regard to the allocation of appraisal reduction amounts) prior to such shift, then designation of “controlling class” shall not shift and shall remain with the class of Control Eligible Certificates currently designated as the controlling class, and (B) in the case of any class of Control Eligible Certificates which is then designated the “controlling class”, if the certificate principal amount of such class of Control Eligible Certificates is reduced to zero (without regard to the allocation of appraisal reduction amounts), then the designation of “controlling class” shall shift to the class of Control Eligible Certificates that is the most subordinate and that also has a remaining certificate principal amount. The “Control Eligible Certificates” consist of the Class E, Class F, Class G and Class H certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

It is anticipated that LNR Securities Holdings, LLC (an affiliate of LNR Partners, LLC), or an affiliate thereof, will purchase a majority of the controlling class of certificates and is expected to appoint LNR Securities Holdings, LLC, or an affiliate thereof, to be the initial Controlling Class Representative.

Control Termination Event

A “Control Termination Event” will occur when no class of the Control Eligible Certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates; provided, however, that a Control Termination Event will in no event exist at any time that the aggregate certificate principal amount of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of appraisal reduction amounts) has been reduced to zero.

Consultation Termination Event	A “Consultation Termination Event” will occur when no class of Control Eligible Certificates has an outstanding certificate principal amount, without regard to the allocation of any appraisal reduction amounts, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates; provided, however, that a Consultation Termination Event will in no event exist at any time that the aggregate certificate principal amount of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of appraisal reduction amounts) has been reduced to zero.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)
Control/Consultation Rights

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and/or consultation rights under the CGCMT 2015-GC33 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each serviced mortgage loan, except with respect to any serviced mortgage loan as to which the Controlling Class Representative or a holder of more than 50% of the controlling class of certificates (by certificate principal amount) is a borrower, mortgagor or manager of a related mortgaged property or an affiliate of any of the foregoing (any such mortgage loan, an “excluded mortgage loan”).

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain consultation rights under the CGCMT 2015-GC33 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans other than an excluded mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CGCMT 2015-GC33 pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to an outside serviced loan combination, the Controlling Class Representative (prior to the occurrence of a Consultation Termination Event) will have limited consultation rights, and the applicable outside controlling class representative pursuant to, and subject to the limitations set forth in, the related outside servicing agreement will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

Loan Combinations

The Illinois Center mortgage loan (evidenced by note A-1), which represents the controlling interest in the Illinois Center loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 10.4% of the Initial Pool Balance. The related companion loans (evidenced by notes A-2 and A-3), represent non-controlling interests in the Illinois Center loan combination and are currently held by Citigroup Global Markets Realty Corp. outside the issuing entity. The Illinois Center companion loans have an aggregate outstanding principal balance as of the Cut-off Date of $160,000,000 and are expected to be contributed to one or more future commercial mortgage securitization transactions. The Illinois Center mortgage loan and the related companion loans will be serviced pursuant to the CGCMT 2015-GC33 pooling and servicing agreement.

The Hammons Hotel Portfolio mortgage loan (evidenced by note A-1), which represents the controlling interest in the Hammons Hotel Portfolio loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 10.4% of the Initial Pool Balance. The related companion loans (evidenced by notes A-2 and A-3), represent non-controlling interests in the Hammons Hotel Portfolio loan combination and are currently held by Goldman Sachs Mortgage Company outside the issuing entity. The Hammons Hotel Portfolio companion loans have an aggregate outstanding principal balance as of the Cut-off Date of $150,800,000 and are expected to be contributed to one or more future commercial mortgage securitization transactions. The Hammons Hotel Portfolio mortgage loan and the related companion loans will be serviced pursuant to the CGCMT 2015-GC33 pooling and servicing agreement.

The Decoration & Design Building mortgage loan (evidenced by note A-2), which represents the non-controlling interest in The Decoration & Design Building loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $65,000,000 and represents approximately 6.8% of the Initial Pool Balance. The related companion loan (evidenced by note A-1) represents the controlling interest in The Decoration & Design Building loan combination and was contributed to the CGCMT 2015-P1 securitization transaction. The Decoration & Design Building companion loan has an outstanding principal balance as of the Cut-off Date of $100,000,000. The Decoration & Design Building mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2015-P1 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

22

STRUCTURAL OVERVIEW (continued)
Loan Combinations (continued)	The Somerset Park Apartments mortgage loan (evidenced by notes A-1-3 and A-2-3), which represents a non-controlling interest in the Somerset Park Apartments loan combination, will be contributed to the issuing entity, has an aggregate outstanding principal balance as of the Cut-off Date of $36,500,000 and represents approximately 3.8% of the Initial Pool Balance. The related companion loans evidenced by notes A-1-1 and A-2-1 have an aggregate outstanding principal balance as of the Cut-off Date of $73,500,000, represent the controlling interest in the Somerset Park Apartments loan combination and were contributed to the WFCM 2015-C30 securitization transaction. The related companion loans evidenced by notes A-1-2 and A-2-2 have an aggregate outstanding principal balance as of the Cut-off Date of $70,000,00, represent a non-controlling interest in the Somerset Park Apartments loan combination and are currently held by Rialto Mortgage Finance, LLC outside the issuing entity and are expected to be contributed to one or more future commercial mortgage securitization transactions. The Somerset Park Apartments mortgage loan and the related companion loans will be serviced pursuant to the WFCM 2015-C30 pooling and servicing agreement.

Servicing Standard

Each of the serviced loans will be serviced by the master servicer and the special servicer pursuant to the terms of the CGCMT 2015-GC33 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders as a collective whole as if such certificateholders constituted a single lender. The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer

Prior to the occurrence and continuance of a Control Termination Event, the special servicer may be removed and replaced by the Controlling Class Representative (except with respect to any excluded mortgage loan) (a) for cause at any time and (b) without cause if either (i) LNR Partners, LLC or an affiliate thereof is no longer the special servicer or (ii) LNR Securities Holdings, LLC or an affiliate thereof owns less than 15% of the certificate principal amount of the then controlling class of certificates, in each case, upon satisfaction of certain conditions specified in the CGCMT 2015-GC33 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace.

Additionally, at any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2015-GC33 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but not any outside special servicer for any outside serviced loan combination), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates vote affirmatively to so replace.

The related outside special servicer under each outside servicing agreement generally may be replaced by the related outside controlling class representative or the vote of the requisite holders of certificates issued under that outside servicing agreement (depending on whether or not a control termination event or a consultation termination event exists under that outside servicing agreement) in a manner similar to the manner in which the special servicer may be replaced under the CGCMT 2015-GC33 pooling and servicing agreement as described in the three preceding paragraphs.

If the special servicer becomes a “borrower party” (as described in the Free Writing Prospectus) with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Free Writing Prospectus, the Controlling Class Representative (so long as it is not itself a borrower party and so long as no Control Termination Event shall have occurred and be continuing) will be entitled to appoint a replacement special servicer for that mortgage loan. If the Controlling Class Representative or any other certificateholder of the controlling class is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the CGCMT 2015-GC33 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

23

STRUCTURAL OVERVIEW (continued)

Servicing Compensation

Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

24

STRUCTURAL OVERVIEW (continued)

Operating Advisor

Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any related final asset status report but will not have any approval or consultation rights. After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions with respect to the serviced loan(s) and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website

The certificate administrator will maintain a deal website including, but not limited to:

— all special notices delivered

— summaries of final asset status reports

— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

— an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

25

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than five (5) months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties may state an “as complete,” “as stabilized,” “prospective market value upon completion,” “as repaired,” “hypothetical,” “prospective as-is” or ”as renovated” value (generally in addition to an “as-is” value) for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to each mortgaged property, the Appraised Value set forth in this Term Sheet and the Free Writing Prospectus (including on Annex A thereto) is the “as-is” appraised value unless otherwise specified below and under “Description of the Mortgage Pool—Certain Calculations and Definitions—Appraised Value” in the Free Writing Prospectus. With respect to the Hammons Hotel Portfolio mortgage loan, the Appraised Value represents the aggregate “as-is” appraised value of $363,750,000 plus a $3,570,502 capital deduction related to franchise mandated capital improvements at the three mortgaged properties for which the borrowers reserved $7,890,000 for the estimated mandatory and additional elective capital improvement costs. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. With respect to the Mix at Midtown mortgage loan, certain tenants (including the largest tenant, 24 Hour Fitness) pay rent directly into a Hard Lockbox and the remaining tenants pay rent into a Soft Springing Lockbox.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or beds in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

26

CERTAIN DEFINITIONS (continued)

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the related loan documents, at which time the lockbox converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the related loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or beds at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable) adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

27

CERTAIN DEFINITIONS (continued)

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent steps generally within 16 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28

(THIS PAGE INTENTIONALLY LEFT BLANK)

29

ILLINOIS CENTER

illinois center

Navy Pier
illinois center
CHICAGO RIVER

illinois center

Slack
+ company

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

30

ILLINOIS CENTER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

31

ILLINOIS CENTER

111 East Wacker

Floor	Tenant / Space
32	Vacant Storage 1,898 SF
31	Bankers Life and Casualty 2,788 SF Exp. 8/23; Berglund Construction Company 105 SF Exp. 6/23; Fieldwork, Inc. 123 SF Exp. 1/26; Fujikawa Johnson Gobel 50 SF Exp. 12/17; Law Offices of Kameli 547 SF Exp. 12/16; Leadership Greater Chicago 50 SF Exp. 5/20; MediaTec Publishing, Inc. 667 SF Exp. 7/16; One Hope United 110 SF Exp. 9/15; State Boards of Nursing 1,300 SF Exp. 4/22; Stax, Inc. 100 SF Exp. 1/16; Taft Stettinius & Hollister 920 SF Exp. 5/25; Vacant (Storage) 6,789 SF
30	Discovery Communications 22,323 SF Exp. 12/17; Fujikawa Johnson Gobel Architects, Inc. 6,764 SF Exp. 12/17; New York Times Sales 5,134 SF Exp. 12/18
29	State Boards of Nursing 34,174 SF Exp. 4/22
28	Taft Stettinius & Hollister 34,189 SF Exp. 5/25
27	Taft Stettinius & Hollister 34,189 SF Exp. 5/25
26	Collins P. Whitfield & Assoc. 8,972 SF Exp. 5/26; RichRelevance, Inc. 2,519 SF Exp. 6/16; Innovative Systems Group, Inc. 2,063 SF Exp. 9/17; F & J Solutions, Inc. 1,655 SF Exp. 10/18; Lin Digital, LLC 3,242 SF Exp. 4/18; Siebert, Branford, Shank & Co. 2,826 SF Exp. 2/20; Dignitas Advisors, LLC 1,656 SF Exp. 10/17; Mason Avenue Investments, LLC 4,109 SF Exp. 5/16; Fitness Center 2,394 SF; Cohen Rosenson & Zuckerman 3,751 SF Exp. 10/18
25	Vacant (Office) 34,103 SF
24	Urban Retail Properties LLC 18,968 SF Exp. 8/20; Berglund Construction Company 7,296 SF Exp. 6/23; AvePoint Inc. 6,900 SF Exp. 7/17
23	Silliker, Inc. 33,164 SF Exp. 3/21
22	A&E Television Networks 9,306 SF Exp. 4/26; Korea Trade Center 5,779 SF Exp. 12/16; Vacant (Office) 18,127 SF
21	Bankers Life Casualty 33,681 SF Exp. 8/23
20	Bankers Life Casualty 33,681 SF Exp. 8/23
19	Bankers Life Casualty 33,681 SF Exp. 8/23
18	Bankers Life Casualty 33,681 SF Exp. 8/23
17	Service Employees Intern 28,885 SF Exp. 3/30; Vacant (Office) 4,796 SF
16	Zenith Media Services, Inc. 33,681 SF Exp. 7/19
15	Zenith Media Services, Inc. 33,087 SF Exp. 7/19
14	Live Nation Chicago, Inc. 19,124 SF Exp. 8/25; Reader's Digest Sales 4,108 SF Exp. 7/19; System Parking, Inc. 9,855 SF Exp. 4/17
13	Borovsky & Ehrlich, LLC. 10,779 SF Exp. 2/20; Stax Inc. 5,842 SF Exp. 1/16; Vacant (Office) 16,714 SF
12	MediaTec Publishing Inc. 8,057 SF Exp. 7/16; Leadership Greater Chicago 2,681 SF Exp. 5/20; The Government of Israel 1,954 SF Exp. 3/18; Hay Group Holdings, Inc. 10,599 SF Exp. 5/18; Adconion Direct, Inc. 4,967 SF Exp. 12/19; Vacant (Office) 4,647 SF
11	Vacant 32,902 SF
10	Vacant 32,902 SF
9	Mathematica Policy Research 18,883 SF Exp. 9/19; Quantum Crossings, LLC 6,377 SF Exp. 5/22; SMB Bradley Management, LLC 7,808 SF Exp. 5/23
8	Combined Insurance Company 33,068 SF Exp. 7/21
7	Combined Insurance Company 33,068 SF Exp. 7/21
6	Combined Insurance Company 33,068 SF Exp. 7/21
5	Teamwerks, Inc. 1,220 SF Exp. 9/15; NCS Pearson, Inc. 3,801 SF Exp. 6/18; Apex Consulting Engineers 4,105 SF Exp. 9/20; Law Offices of Kameli 7,941 SF Exp. 12/16; CIBT, Inc. 2,597 SF MTM; Vacant (Office) 13,405 SF
4	Abundant Venture Capital 14,826 SF Exp. 4/21; Vacant (Office) 18,242 SF
3	Abundant Venture Capital 14,82618,631 SF Exp. 4/21; Conference Center 3,914 SF; One Hope United 9,105 SF Exp. 9/15; Vacant (Office) 3,419 SF
2	Fieldwork, Inc. 16,041 SF Exp. 1/26; Vacant (Office) 17,027 SF
L	Lobby
Concourse	Adak of Illinois, LLC 10,000 SF Exp. 12/17; General Nutrition Corporation 1,275 SF Exp. 1/23; Vacant (Retail) 5,350 SF; One Illinois Center Dental 2,042 SF Exp. 7/16; Japan Food Express Co. 680 SF Exp. 8/21; FedEx Office & Print Services, Inc. 2,713 SF Exp. 6/18; Vacant 546 SF; Potbelly Sandwich Works, LLC 2,339 SF Exp. 10/16; Illinois Center Sopraffina 3,663 SF Exp. 4/17
Concourse	Bankers Life and Casualty 1,780 SF Exp. 1/17; Corporate America FCU 1,099 SF Exp. 12/20; System Parking, Inc. 647 SF Exp. 10/15; Hee Ju Chung 456 SF Exp. 5/19; Sun H. Ji 262 SF MTM; Golden Rose, Inc. 474 SF MTM; Romaine Empire, Inc. 17 SF Exp. 5/18; Soon Sill Ro 536 SF Exp. 1/18; Security 592 SF; Vacant (Storage) 155 SF

VACANT OCCUPIED

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

ILLINOIS CENTER

233 North Michigan Avenue

Floor	Space	Status
32	Vacant Storage 18,999 SF	Vacant
31	Clear Channel Broadcasting 902 SF Exp. 7/24	Occupied
31	Loebl Schlossman & Hackl, Inc. 218 SF Exp. 2/20	Occupied
31	Slack & Company, LLC 300 SF MTM	Occupied
31	Vacant Storage 15,995 SF	Vacant
31	Young & Rubicam, Inc. 1,595 SF Exp. 11/18	Occupied
30	Loebl Schlossman & Hackl, Inc. 12,637 SF Exp. 2/20	Occupied
30	Slack & Company, LLC 21,871 SF Exp. 5/27	Occupied
29	Burrell Communication Group 34,508 SF Exp. 12/23	Occupied
28	Clear Channel Broadcasting 34,508 SF Exp. 7/24	Occupied
27	Clear Channel Broadcasting 34,508 SF Exp. 7/24	Occupied
26	Vacant (Office) 11,017 SF	Vacant
26	Zones 23,491 SF Exp. 12/23	Occupied
25	Vacant (Office) 34,499 SF	Vacant
24	San Jose Group 11,594 SF Exp. 10/16	Occupied
24	Tyree & D'Angelo 1,842 SF Exp. 9/18	Occupied
24	Larry Gordon Agency, Inc. 5,591 SF Exp. 2/23	Occupied
24	Screenvision Direct, Inc. 3,214 SF Exp. 11/16	Occupied
24	Vacant (Office) 11,265 SF	Vacant
23	Encore Event Technologies 2,786 SF Exp. 3/17	Occupied
23	RADA Architects, Ltd. 3,233 SF Exp. 8/21	Occupied
23	American College of Psychi. 2,100 SF Exp. 2/26	Occupied
23	CBRE, Inc. 4,396 SF Exp. 9/19	Occupied
23	Associated Luxury Hotels Int. 4,271 SF Exp. 4/18	Occupied
23	Dial Communications Global 1,532 SF Exp. 6/17	Occupied
23	Tower Media Advertising 4,126 SF Exp. 11/18	Occupied
23	Conference Center 1,307 SF	Occupied
23	Fitness Center 3,868 SF	Occupied
23	Vacant (Office) 5,578 SF	Vacant
22	Vacant 34,993 SF	Vacant
21	American Health Information 34,110 SF Exp. 10/24	Occupied
20	World Book, Inc. 34,088 SF Exp. 1/16	Occupied
19	Prime Administration, LLC 4,785 SF Exp. 1/22	Occupied
19	Interactive Media Holdings 7,198 SF Exp. 11/17	Occupied
19	Northwest Comprehensive, Inc. 1,358 SF Exp. 7/17	Occupied
19	Arrow Strategies, LLC 3,520 SF Exp. 9/18	Occupied
19	Vacant (Office) 17,896 SF	Vacant
18	American City Business Journal 3,328 SF Exp. 12/18	Occupied
18	New Media News, LLC 7,251 SF Exp. 11/18	Occupied
18	American Health Information 670 SF Exp. 10/24	Occupied
18	DCI Marketing, Inc. 8,228 SF Exp. 10/20	Occupied
18	Vacant (Office) 14,395 SF	Vacant
17	BrightEdge Technologies, Inc. 6,515 SF Exp. 1/16	Occupied
17	Sowlat Engineers, P.C. 2,508 SF Exp. 2/24	Occupied
17	Finncialforce.com 4,782 SF Exp. 8/18	Occupied
17	Music and Dance Theater 6,572 SF Exp. 1/16	Occupied
17	New Media News, LLC 108 SF MTM	Occupied
17	Teamwork Management, Inc. 1,256 SF Exp. 3/16	Occupied
17	Office of Experience, LLC 3,758 SF Exp. 7/20	Occupied
17	Vacant (Office) 8,703 SF	Vacant
16	Young & Rubicam Inc. 34,088 SF Exp. 11/18	Occupied
15	Young & Rubicam Inc. 33,609 SF Exp. 11/18	Occupied
14	Vacant (Office) 33,609 SF	Vacant
13	GSA - Dept. of Health & Human 33,609 SF Exp. 11/20	Occupied
12	Vacant (Office) 33,617 SF	Vacant
11	AOL 19,457 SF Exp. 11/17	Occupied
11	Vacant (Office) 14,057 SF	Vacant
10	Vacant (Office) 34,514 SF	Vacant
9	Vacant (Office) 34,514 SF	Vacant
8	ADS Alliance Data System 7,277 SF Exp. 5/17	Occupied
8	Dooh Mall Media LLC 7,267 SF Exp. 4/16	Occupied
8	Vacant (Office) 18,970 SF	Vacant
7	GSA - Dept. of Health & Human 28,148 SF Exp. 11/20	Occupied
7	Vacant 5,274 SF	Vacant
6	GSA - Dept. of Health & Human 33,422 SF Exp. 11/20	Occupied
5	GSA - Dept. of Health & Human 33,422 SF Exp. 11/20	Occupied
4	GSA - Dept. of Health & Human 21,936 SF Exp. 11/20	Occupied
4	Vacant (Office) 11,578 SF	Vacant
3	Katz Communications, Inc. 33,422 SF Exp. 7/24	Occupied
2	GSA - Dept. of Health & Human 33,505 SF Exp. 11/20	Occupied
L	Lobby	Occupied
Concourse	Vacant (Retail) 10,923 SF	Vacant
Concourse	Citibank 5,540 SF Exp. 7/23	Occupied
Concourse	McDonald's Corporation 3,718 SF Exp. 12/25	Occupied
Concourse	Anna George Ltd. 3,642 SF Exp. 12/15	Occupied
Concourse	Clear Channel Broadcasting 3,435 SF Exp. 7/24	Occupied
Concourse	Security 2,916 SF	Occupied
Concourse	COSI, Inc. 2,620 SF Exp. 11/22	Occupied
Concourse	Hannah's Bretzel 2,292 SF Exp. 4/17	Occupied
Concourse	Halsted Street Deli, LLC 2,166 SF Exp. 7/18	Occupied
Concourse	Energized Foods 2,154 SF Exp. 4/25	Occupied
Concourse	BBS, LLC 1,709 SF Exp. 1/16	Occupied
Concourse	T Distribution, Inc. 1,685 SF Exp. 4/17	Occupied
Concourse	Union Foods, Inc. 1,503 SF Exp. 5/16	Occupied
Concourse	Froyo Chicago Corporation 1,105 SF Exp. 6/21	Occupied
Concourse	Subway Real Estate 1,077 SF Exp. 4/19	Occupied
Concourse	Non Rentable Space 1,008 SF	Vacant
Concourse	Vacant (Storage) 875 SF	Vacant
Concourse	Miltema, Inc. 856 SF Exp. 5/16	Occupied
Concourse	Tobmar International, Inc 655 SF Exp. 5/21	Occupied
Concourse	Parkway Realty Services 600 SF MTM	Occupied
Concourse	Hey Sushi Express & Catering 472 SF MTM	Occupied
Concourse	Mail Center 218 SF	Occupied
Concourse	Larry Gordon Agency, Inc. 164 SF Exp. 2/23	Occupied
Concourse	BBS, LLC 150 SF Exp. 1/16	Occupied
Concourse	Anna George Ltd. 126 SF MTM	Occupied
Concourse	Arthur and Kathleen Alekno 100 SF Exp. 5/16	Occupied

VACANT OCCUPIED

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

33

ILLINOIS CENTER

Illinois Center
1 111 East Wacker Drive Chicago, IL 60601
2 233 North Michigan Avenue Chicago, IL 60601
Lake Michigan
Lake Shore Drive
E. Walton St.
900 North Michigan
E. Delaware Pl.
John Hancock Center
E. Chestnut St.
Water Tower Place
Loyola University Water Tower Campus
Water Tower
Museum of Contemporary Art Chicago
E. Pearson St.
E. Chicago Ave.
Chicago/State
E. Superior St.
Northwestern University Chicago Campus
E. Huron St.
Near North Side
Northwestern Memorial Hospital
E. Erie St.
E. Ontario St.
Gold Coast
E. Ohio St.
E. Grand Ave.
Grand
The Shops at North Bridge
River East Center
N. State St.
N. Wabash Ave.
N. Rush St.
N. Michigan Ave.
MAGNIFICENT MILE
CTA RED LINE
River North
N. Kingsbury St.
N. Franklin St.
W. Illinois St.
E. Illinois St.
W. Hubbard St.
E. Hubbard St.
NBC Tower
Streeterville
CHICAGO
E. North Water St.
Tribune Tower
N. Columbus Dr.
W. Kinzie St.
Merchandise Mart
Wrigley Building
Trump Intl. Hotel & Tower
Marina City
Chicago River
E. Wacker Dr.
N. Branch
W. Wacker Dr.
333 Wacker Drive
CTA BLUE, GREEN PINK LINES
W. Lake St.
Clark/Lake
CTA LOOP
State/Lake
E. Lake St.
New East Side
James R. Thompson Ctr./ Atrium Mall
Ford Ctr. for Performing Arts
Chicago Theatre
Prudential Plaza
AON Center
W. Randolph St.
Lake/State
Randolph/ Wabash
E. Randolph St.
N. Canal St.
METRA COMMUTER RAIL
N. Wacker Dr.
City Hall
Daley Plaza
Chicago Cultural Center
RANDOLPH STREET METRA
Harris Music & Dance Theater
W. Washington St.
Washington/State
Jay Pritzker Pavilion
Washington/ Wells
Lyric Opera of Chicago
Citigroup Center
W. Madison St.
Chicago Loop
Madison/ Wabash
Cloud Gate
Chase Tower
Hyatt Center
W. Monroe St.
Monroe/State
E. Monroe St.
MILLENNIUM PARK
Chicago Yacht Club
West Loop
Chicago Mercantile Exchange
AT&T Corporate Center
W. Adams St.
Willis (Sears) Tower
Quincy/ Wells
Adams/ Wabash
Art Institute of Chicago
Union Station
UNION STATION
W. Jackson Blvd.
S. La Salle St.
S. Clark St.
S. Dearborn St.
S. State St.
S. Wabash Ave.
Chicago Symphony Center
E. Jackson Blvd.
S. Canal St.
S. Wacker Dr.
S. Franklin St.
S. Wells St.
Chicago Board of Trade
Jackson/State
DePaul Univ. College of Law
W. Van Buren St.
CTA LOOP
Library
VAN BUREN STREET METRA
Chicago Stock Exchange
LaSalle/ Van Buren
CTA BLUE LINE
CTA RED LINE
Robert Morris Univ.
Auditorium Theatre
GRANT PARK
Buckingham Fountain
METRA
290
Eisenhower Expwy
LaSalle
E. Congress Pkwy.
LA SALLE ST. METRA
W. Harrison St.
41
Des Plaines
Niles
Skokie
Evanston
Park Ridge
Elk Grove Village
Chicago O'Hare International Airport
Melrose Park
Oak Park
Maywood
Elmhurst
Berwyn
Cicero
CHICAGO
Lake Michigan
Chicago Midway Intl. Airport
Oak Lawn
Evergreen Park
Orland Park
INDIANA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

34

ILLINOIS CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2		Loan Seller	CGMRC
Location (City/State)	Chicago, Illinois		Cut-off Date Principal Balance(2)	$100,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(1)	$124.29
Size (SF)	2,091,889		Percentage of Initial Pool Balance	10.4%
Total Occupancy as of 6/29/2015	72.3%		Number of Related Mortgage Loans	None
Owned Occupancy as of 6/29/2015	72.3%		Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various		Mortgage Rate	4.4950%
Appraised Value	$390,000,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Term (Months)	60
Underwritten Revenues	$53,299,974
Underwritten Expenses	$29,752,726		Escrows
Underwritten Net Operating Income (NOI)	$23,547,248		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$21,333,686	Taxes	$1,922,899	$961,450
Cut-off Date LTV Ratio(1)	66.7%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	50.6%	Replacement Reserve	$0	$34,865
DSCR Based on Underwritten NOI / NCF(1)	1.49x /1.35x	TI/LC(3)	$12,500,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.1% / 8.2%	Other(4)	$18,182,623	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$260,000,000	62.7%	Purchase Price	$376,000,000	90.6%
Principal’s Equity Contribution	139,913,237	33.7	Reserves	32,605,522	7.9
Other Sources	15,081,343	3.6	Closing Costs	6,189,058	1.5

Total Sources	$414,794,580	100.0%	Total Uses	$414,794,580	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Illinois Center Loan Combination (as defined below).

(2)	The Illinois Center Loan, with an outstanding principal balance as of the Cut-off Date of $100,000,000, is evidenced by the controlling note A-1, and is part of the $260,000,000 Illinois Center Loan Combination, which is evidenced by three pari passu notes. The companion loans, evidenced by the non-controlling notes A-2 and A-3, which have an aggregate outstanding principal balance as of the Cut-off Date of $160,000,000, are expected to be contributed to one or more future securitization transactions. See “— The Mortgage Loan” below.

(3)	Subject to reduction and cap upon certain conditions. See “—Escrows” below.

(4)	Other upfront reserves represent rent concessions of $9,522,058, unfunded obligations of $7,841,315 and deferred maintenance of $819,250 for façade repairs. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Illinois Center Loan”) is part of a loan combination (the “Illinois Center Loan Combination”) evidenced by three pari passu notes that are together secured by a first mortgage encumbering the borrowers’ fee simple interest in two adjacent office buildings with ground floor retail in Chicago, Illinois (the “Illinois Center Property”). The Illinois Center Loan, which is evidenced by note A-1 and represents the controlling interest in the Illinois Center Loan Combination, had an original principal balance of $100,000,000, has an outstanding principal balance as of the Cut-off Date of $100,000,000 and represents approximately 10.4% of the Initial Pool Balance. The related companion loans (the “Illinois Center Companion Loans”), which are evidenced by notes A-2 and A-3 and represent the non-controlling interest in the Illinois Center Loan Combination, had an aggregate original principal balance of $160,000,000, have an aggregate outstanding principal balance as of the Cut-off Date of $160,000,000 and are expected to be contributed to one or more future securitization transactions. The Illinois Center Loan Combination was originated by Citigroup Global Markets Realty Corp. on August 4, 2015. The Illinois Center Loan Combination had an original principal balance of $260,000,000, has an outstanding principal balance as of the Cut-off Date of $260,000,000 and accrues interest at an interest rate of 4.4950% per annum. The proceeds of the Illinois Center Loan Combination were used to acquire the Illinois Center Property, pay origination costs and fund reserves.

The Illinois Center Loan had an initial term of 120 months, and has a remaining term as of the Cut-off Date of 119 months. The Illinois Center Loan requires interest only payments on each due date through and including the due date occurring in August 2020 and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the Illinois Center Loan is the due date in August 2025. Voluntary prepayment of the Illinois Center Loan without payment of any prepayment premium is permitted on or after the due date in April 2025. Provided no event of default under the Illinois Center Loan documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the Illinois Center Loan Combination is deposited and (ii) the third anniversary of the origination of the Illinois Center Loan, the Illinois Center Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the Illinois Center Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Property. The Illinois Center Property consists of two adjoining Class A office towers that comprise part of the Illinois Center complex: 111 East Wacker, consisting of 1,018,462 SF and constructed in 1969, and 233 North Michigan Avenue, consisting of 1,073,427 SF and constructed in 1972. Both buildings underwent renovations between 2011 and 2014. The buildings are connected by a main concourse area at the second level, along with a lower-level pedestrian concourse and four levels of subterranean parking which contains 872 parking spaces for a parking ratio of 0.41. The typical floor plate is approximately 34,000 SF. Total Occupancy and Owned Occupancy at the Illinois Center Property were both 72.3% as of June 29, 2015.

The following table presents certain information relating to the major tenants at the Illinois Center Property:

Tenant Name	Tenant Description	Renewal/Extension Options
General Services Administration

General Services Administration leases the space on behalf of the U.S. Department of Health and Human Services (“HHS”). HHS provides for effective health and human services and fosters advances in medicine, public health, and social services. The Region 5 division serves state and local organizations in Illinois, Indiana, Michigan, Minnesota, Ohio, and Wisconsin. According to the 2014 Summary of Performance and Financial Information, HHS reported total assets of $482.3 billion and a net position of $358.2 billion.

NA

Bankers Life and Casualty	Founded in 1879, Bankers Life provides life and health insurance products for Americans who are near or in retirement. With over 300 offices nationwide, Bankers Life serves over 1.4 million customers. Bankers Life is a part of CNO Financial Group which reported financials for Calendar Year End (“CYE”) 2014 with total assets of $31.2 billion and a net income of $51.4 million, which can be compared to financials for CYE 2013 with total assets of $34.8 billion and a net income of $478 million.	2, 5-year options

Combined Insurance Company

Combined Insurance Company specializes in supplemental insurance and offers products in North America, Europe, and Asia. The company was founded in 1922 and sold to current owner ACE Limited (NYSE: ACE) in 2008. ACE Limited is the parent company of ACE Group, a multiline property and casualty insurer with operations in 54 countries. ACE Limited reported financials for CYE 2014 with total assets of $98.2 billion and a net income of $2.9 billion, which can be compared to CYE 2013 with total assets of $94.5 billion and a net income of $3.8 billion.

2, 5-year options

Clear Channel Broadcasting	IHeartMedia, Inc. (OTCBB: IHRT), formerly known as Clear Channel Broadcasting, owns and operates 858 broadcast radio stations and the industry-leading iHeartRadio digital service, serving more than 245 million monthly listeners.	1, 5-year option

Young & Rubicam, Inc.	Young & Rubicam, Inc. (“Y&R”) is a marketing and communications company specializing in advertising, digital and social media, sales promotion, direct marketing and brand identity consulting. Y&R is one of the world's largest consumer advertising agencies. Its advertising ranks as the world’s 10th largest advertising agency, with revenues of approximately $907 million.	1, 5-year option

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ILLINOIS CENTER

The following table presents certain information relating to the major tenants at the Illinois Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
General Services Administration	NR / Aaa / NR	184,042	8.8%	$5,109,580	16.6%	$27.76	11/30/2020	NA
Bankers Life and Casualty(2)	BB+ / Ba1 / BB+	139,252	6.7	2,710,612	8.8	19.47	8/31/2023	2, 5-year options
Combined Insurance Company(3)	NR / NR / NR	99,204	4.7	1,717,364	5.6	17.31	7/14/2021	2, 5-year options
Clear Channel Broadcasting	NR / NR / NR	73,353	3.5	1,441,860	4.7	19.66	7/31/2024	1, 5-year option
Young & Rubicam, Inc.	BBB+ / NR / BBB	69,292	3.3	1,323,477	4.3	19.10	11/30/2018	1, 5-year option
Zenith Media Services, Inc.(4)	NR / Baa2 / BBB+	66,768	3.2	1,300,036	4.2	19.47	7/31/2019	1, 5-year option
Taft Stettinius & Hollister	NR / NR / NR	69,298	3.3	1,175,690	3.8	16.97	5/31/2025	1, 5-year option
American Health Information	NR / NR / NR	34,780	1.7	702,904	2.3	20.21	10/31/2024	1, 5-year option
Burrell Communications Group(5)	NR / NR / NR	34,508	1.6	690,160	2.2	20.00	12/31/2023	NA
State Boards of Nursing	NR / NR / NR	35,174	1.7	666,036	2.2	18.94	4/30/2022	1, 5-year option
Ten Largest Tenants		805,671	38.5%	$16,837,718	54.7%	$20.90
Remaining Tenants		707,060	33.8	13,949,676	45.3	19.73
Vacant		579,158	27.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		2,091,889	100.0%	$30,787,394	100.0%	$20.35

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Bankers Life and Casualty has the right to reduce its premises by 16,500 to 17,500 SF on August 31, 2019.

(3)	Combined Insurance Company has a contraction right to reduce its premises by 20,000 SF on July 14, 2017 with between 14 to 18 months’ notice and payment of a contraction fee. The tenant also has an option to terminate all of its premises on July 14, 2018 with at least 12 months’ notice and payment of a termination fee.

(4)	Zenith Media Services, Inc. has an option to terminate all of its premises on January 31, 2017 with 12 months’ notice.

(5)	Burrell Communications Group has an option to terminate all of its premises on December 31, 2021 with 12 months’ notice.

The following table presents the lease rollover schedule at the Illinois Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM(2)	20,938	1.0%	1.0%	$126,257	0.4%	$6.03	16
2015	16,165	0.8	1.8%	393,569	1.3	24.35	5
2016	118,800	5.7	7.5%	2,345,795	7.6	19.75	23
2017	108,617	5.2	12.6%	2,312,555	7.5	21.29	19
2018	129,786	6.2	18.8%	2,620,885	8.5	20.19	19
2019	100,655	4.8	23.7%	1,918,218	6.2	19.06	7
2020	249,393	11.9	35.6%	6,232,832	20.2	24.99	10
2021	169,498	8.1	43.7%	3,073,096	10.0	18.13	7
2022	48,956	2.3	46.0%	1,044,309	3.4	21.33	4
2023	223,270	10.7	56.7%	4,626,316	15.0	20.72	8
2024	144,061	6.9	63.6%	2,761,571	9.0	19.17	4
2025	94,294	4.5	68.1%	1,783,062	5.8	18.91	4
2026 & Thereafter	88,298	4.2	72.3%	1,548,929	5.0	17.54	6
Vacant	579,158	27.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,091,889	100.0%		$30,787,394	100.0%	$20.35	132

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Approximately 16,599 SF of the month-to-month space represents non-rentable space at the Illinois Center Property. Such space is currently utilized as a conference center, fitness center and security and management office and does not contribute any rental income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ILLINOIS CENTER

The following table presents certain information relating to historical leasing at the Illinois Center Property:

Historical Leased %(1)

	2010(2)	2011(2)	2012(2)	2013(2)	2014(2)	As of 6/29/2015
Owned Space	84.0%	90.9%	82.9%	74.9%	73.6%	72.3%

(1)	As provided by the borrowers and which reflects average occupancy for the specified year unless otherwise indicated.

(2)	The Illinois Center Property was remeasured in 2013/2014 resulting in increased total rentable square footage. Historical occupancy figures are based on total square footage of 2,026,835 for all years prior to 2015.

The following table presents certain information relating to the historical average annual rent per SF at the Illinois Center Property:

Historical Average Base Rent per SF(1)

	2013	2014	TTM 6/30/2015
Base Rent per SF (Triple Net Basis)	$17.06	$17.38	$15.11

(1)	Base Rent per SF calculation is based on borrower-provided rental figures and total square footage of 2,026,835 for years 2013 and 2014. The Illinois Center Property was acquired by the borrowers in 2015, and operating statements for years prior to 2013 were not provided.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ILLINOIS CENTER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Illinois Center Property:

Cash Flow Analysis(1)

	2013	2014	TTM 6/30/2015(2) (3)	Underwritten(2)	Underwritten $ per SF
Base Rent	$25,897,606	$23,366,087	22,853,746	$29,093,671	$19.23
Contractual Rent Steps(4)	0	0	0	1,693,723	1.12
Gross Up Vacancy	0	0	0	18,079,522	11.95
Total Rent	$25,897,606	$23,366,087	$22,853,746	$48,866,916	$32.30
Total Reimbursables	16,224,217	14,398,844	15,954,033	16,694,403	11.04
Parking Income	4,572,178	4,840,830	4,925,213	4,925,213	3.26
Other Income(5)	860,193	846,936	892,964	892,964	0.59
Vacancy & Credit Loss	(70,052)	(256,544)	(683,173)	(18,079,522)	(11.95)
Effective Gross Income	$47,484,142	$43,196,152	$43,942,782	$53,299,974	$35.23

Real Estate Taxes	$12,058,223	$10,971,204	$10,893,219	$11,309,640	$7.48
Insurance	392,576	340,584	283,298	523,401	0.35
Management Fee	1,290,956	1,174,443	1,148,016	1,000,000	0.66
Other Operating Expenses	14,699,244	16,364,606	16,765,036	16,919,685	11.18
Total Operating Expenses	$28,440,999	$28,850,838	$29,089,569	$29,752,726	$19.67

Net Operating Income	$19,043,143	$14,345,314	$14,853,213	$23,547,248	$15.57
TI/LC	0	0	0	1,795,184	1.19
Replacement Reserves	0	0	0	418,378	0.28
Net Cash Flow	$19,043,143	$14,345,314	$14,853,213	$21,333,686	$14.10

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The increase between TTM 6/30/2015 and Underwritten Effective Gross Income is primarily due to an increase in Base Rent and Total Reimbursements from new leases signed during the first half of 2015, rent credits or abatements provided to tenants under the leases, and Contractual Rent Steps. The 2013, 2014, and TTM 6/30/2015 Effective Gross Income is based on actual collections during that time period. Underwritten Effective Gross Income is based on the actual leases in-place and does not take into account any rent credits or abatements provided to tenants under the leases. On the origination date of the Illinois Center Loan, the borrowers funded a reserve of $9,522,058 for all future rent credits or abatements under leases at the Illinois Center Property in place as of the Illinois Center Loan origination date.

(3)	The Net Operating Income for the period beginning on January 1, 2015 and ending on June 30, 2015 was $9,694,657.

(4)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases through August 1, 2016 for 111 East Wacker, the actual scheduled rent increases through December 1, 2016 for 233 North Michigan Avenue, and the present value of contractual rent steps (discounted at 8.0%) for Bankers Life & Casualty, Combined Insurance Company, Zenith Media Services, Inc., McDonald's and Citibank, N.A.

(5)	Other income includes other services income, design directory income, miscellaneous license agreements, and miscellaneous income.

■	Appraisal. According to the appraisal, the Illinois Center Property had an “as-is” appraised value of $390,000,000 as of June 24, 2015 and an “as stabilized” appraised value of $470,000,000 as of July 1, 2017 based on an assumed stabilized occupancy rate of 89.0%.

■	Environmental Matters. Based on the Phase I environmental report dated August 4, 2015, there were no recommendations for further action for the Illinois Center Property other than the continuation of an operations and maintenance plan for asbestos specifically for the 111 East Wacker property, which was in place at origination of the Illinois Center Loan.

■	Market Overview and Competition. The Illinois Center Property is located between North Michigan and Stetson avenues on East Wacker in Chicago’s Central Business District. Land uses in the immediate area west of Michigan Avenue primarily consist of a mixture of mid- to high-rise commercial office and retail properties, hotels, and government facilities. Millennium and Grant Parks, as well as the Art Institute of Chicago are located to the east of the Illinois Center Property on Michigan Avenue. The Chicago Transit Authority elevated tracks are situated just one block west of the Illinois Center Property at Randolph Street and Wabash Avenue. The Illinois Center Property is also three blocks north of Congress Parkway, which becomes Interstate 290, and one mile east of Interstate 90/94. According to the appraisal, the 2015 population within the 0.25-, 0.5-, and 1.0-mile radii are 5,041, 29,355, and 73,280, respectively. The 2015 estimated average household income within the 0.25-, 0.5-, and 1.0-mile radii are $121,665, $123,924 and $124,390, respectively.

The Illinois Center Property is part of the East Loop submarket which is generally bounded by the Chicago River along the north and west, Lake Michigan on the east and Congress Parkway on the south. Per the appraiser, the East Loop submarket is comprised of 22 million SF with a current vacancy of 15.8% and average gross asking rent of $33.57 per SF as of the first quarter of 2015. There is no new office construction specific to the East Loop underway or proposed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ILLINOIS CENTER

The appraiser has identified five office lease comparables which have occupancy rates between 61% to 99% and quoted base rent of $16.00 to $26.00 per SF. The appraiser concluded a base rental rate of between $17.00 to $19.00 per SF for the office space, $55.00 and $80.00 per SF for the retail space at the 111 East Wacker property and the 233 North Michigan Avenue property, respectively, and $15.00 per SF for storage space. The appraiser also concluded a stabilized vacancy rate of 11% for the Illinois Center Property.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Illinois Center Property:

Office Lease Comparables(1)

	Illinois Center Property	One & Two Prudential Plaza	Aon Center	Borg Warner Building	Three Illinois Center	200 North LaSalle
Address	111 E. Wacker Drive & 233 North Michigan Avenue	130 East Randolph Street & 180 North Stetson Avenue	200 E. Randolph	200 South Michigan Avenue	303 E. Wacker Drive	200 North LaSalle Street

Year Built / Renovated	1969, 1972 / 2011-2014	1955 / NAP	1972 / NAP	1957 / NAP	1979 / NAP	1984 / NAP
Total GLA	2,091,889	2,194,385	2,577,318	358,802	859,187	645,170
Occupancy%	72%	65%	83%	88%	61%	99%
Quoted Base Rent	-	$18.00 - $26.00	$18.00 - $22.00	$16.00 - $18.00	$17.00 - 22.00	$18.00 - $20.00
Expense Basis		Triple Net	Triple Net	Triple Net	Triple Net	Triple Net

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are IC 233 Building Company LLC and IC 111 Building Company LLC, two single-purpose, single-asset Delaware limited liability companies. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Illinois Center Loan. The guarantor of the non-recourse carveouts is Michael Karfunkel.

Michael Karfunkel founded AmTrust Realty Corp. in 1993. AmTrust Realty Corp. owns eight million SF of commercial real estate including 59 Maiden Lane and 250 Broadway in downtown Manhattan, 303 South Broadway in Tarrytown, NY, AXA Towers in Syracuse, NY, 135 South LaSalle, 33 West Monroe, and 1 East Wacker Drive in Chicago, and Fifth Third Center in Toledo, OH.

■	Escrows. On the origination date of the Illinois Center Loan, the borrowers funded a reserve of (i) $1,922,899 for real estate taxes, (ii) $12,500,000 for tenant improvements and leasing commissions, (iii) $9,522,058 representing the amount of future rent credits or abatements under leases at the Illinois Center Property in place as of the Illinois Center Loan origination date, (iv) $7,841,315 for unfunded tenant improvement and leasing commission obligations under leases at the Illinois Center Property in place as of the Illinois Center Loan origination date, and (v) $819,250 for deferred maintenance.

On each due date, the borrowers are required to pay to the lender (i) one-twelfth of the taxes that the lender estimates will be payable during the next ensuing 12 months, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrowers does not constitute an approved blanket or umbrella insurance policy under the Illinois Center Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve (the “Leasing Reserve”) subject to suspension and/or reduction as set forth below, and (iv) a replacement reserve in the amount of $34,865.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ILLINOIS CENTER

The borrowers are not required to make a monthly Leasing Reserve payment unless the Leasing Reserve account falls below a minimum balance (initially, $7,500,000), after which the borrowers must pay the Leasing Reserve monthly payment until the Leasing Reserve equals or exceeds the Leasing Reserve cap (initially, $15,000,000). If the Illinois Center Property achieves a debt yield of 10% (as determined by the lender in its reasonable discretion) for two consecutive calendar quarters, the Leasing Reserve cap will be reduced to $6,000,000 and the minimum balance will be reduced to $2,500,000. If for two consecutive calendar quarters (i) the Illinois Center Property achieves a debt yield of 13% (as determined by the lender in its reasonable discretion) and (ii) the physical occupancy rate for the Illinois Center Property equals or exceeds 95%, the Leasing Reserve cap will be reduced to $2,500,000, the minimum balance will be reduced to $0, and the Leasing Reserve monthly deposit amount will be reduced to $87,162.

■	Lockbox and Cash Management. The Illinois Center Loan documents require a hard lockbox with springing cash management. The Illinois Center Loan documents require the borrowers to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrowers with respect to the Illinois Center Property be promptly deposited into such lockbox account following receipt. So long as an Illinois Center Trigger Period (as defined below) is not in effect, all funds in the lockbox account are required to be swept and remitted on each business day to the borrowers’ operating account. During the continuance of an Illinois Center Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account, and, provided no event of default under the Illinois Center Loan documents is continuing, applied to pay debt service and operating expenses of the Illinois Center Property and to fund required reserves in accordance with the Illinois Center Loan documents. After the foregoing disbursements are made and so long as an Illinois Center Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the Illinois Center Loan. During the continuance of an event of default under the Illinois Center Loan documents, the lender may apply any funds in the cash management account to amounts payable under the Illinois Center Loan and/or toward the payment of expenses of the Illinois Center Property, in such order of priority as the lender may determine.

An “Illinois Center Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the Illinois Center Loan documents and continuing until the same is cured, or (ii) commencing on the date that the debt service coverage ratio is less than 1.15x and continuing until the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters.

■	Property Management. The Illinois Center Property is currently managed by AmTrust Realty Corp., an affiliate of the borrowers. Under the Illinois Center Loan documents, the Illinois Center Property may not be managed by any party other than AmTrust Realty Corp.; provided, however, that so long as no event of default under the Illinois Center Loan documents exists, the borrowers can replace AmTrust Realty Corp. with a property manager upon notice to the lender, provided that (i) the replacement would not cause a termination right, right of first refusal, first offer or any other similar right or cause any termination fees to be due or cause a material adverse effect to occur under any reciprocal easement agreement or certain other documents affecting the Illinois Center Property, (ii) the replacement property manager meets certain criteria and is reasonably approved by the lender in writing, or is otherwise approved by the lender in writing (which approval may be conditioned upon receipt of a rating agency confirmation) and (iii) if such property manager is an affiliate of the borrowers, a new non-consolidation opinion is provided from the borrowers’ counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrowers terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists an Illinois Center Trigger Period, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ILLINOIS CENTER

Parking at the Illinois Center Property is managed by System Parking, Inc., and the borrowers have the right to replace the parking manager upon notice to the lender provided that (i) no event of default has occurred and is continuing under the Illinois Center Loan documents, (ii) the borrowers deliver an officer’s certificate certifying that the replacement would not cause a termination right, right of first refusal, first offer or any other similar right or cause any termination fees to be due or cause a material adverse effect to occur under any reciprocal easement agreement or certain other Illinois Center Loan documents, and (iii) the replacement parking manager is one of certain specified parking managers and the replacement parking management agreement meets certain terms.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain (x) an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Illinois Center Property and (y) business interruption coverage with no exclusion for terrorism that provides no less than 18 months of coverage in an amount equal to 100% of the projected gross income from the Illinois Center Property (on an actual loss sustained basis) for a period continuing until the restoration of the Illinois Center Property is completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no higher than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HAMMONS HOTEL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HAMMONS HOTEL PORTFOLIO

CANADA
MEXICO
Vancouver
Calgary
Winnipeg
Québec
Montreal
Ottawa
Toronto
Boston
New York
Philadelphia
Baltimore
Washington DC
Seattle
Portland
Boise
Sacramento
San Francisco
San Jose
Salt Lake City
Las Vegas
Los Angeles
San Diego
Glendale
Phoenix
Albuquerque
Denver
El Paso
Chihuahua
Minneapolis
Milwaukee
Chicago
Detroit
Cleveland
Pittsburgh
Omaha
Kansas City
St. Louis
Indianapolis
Cincinnati
Louisville
Nashville
Murfreesboro
Memphis
Charlotte
Concord
Oklahoma City
Norman
Huntsville
Atlanta
Birmingham
Charleston
Allen
Fort Worth
Dallas
Austin
San Antonio
Houston
New Orleans
Jacksonville
Orlando
Tampa
Miami
Mexico City
Lake Superior
Lake Michigan
Lake Huron
Lake Ontario
Lake Erie
Pacific Ocean
Atlantic Ocean
Gulf of Mexico
Caribbean Sea
BAHAMAS
CUBA
Hammons Hotel Portfolio
1 Embassy Suites Concord, NC — Concord, NC
2 Embassy Suites Murfreesboro, TN — Murfreesboro, TN
3 Embassy Suites Norman, OK — Norman, OK
4 Courtyard by Marriott Dallas/Allen, TX — Allen, TX
5 Renaissance by Marriott Phoenix/Glendale, AZ — Glendale, AZ
6 Embassy Suites Huntsville, AL — Huntsville, AL
7 Residence Inn by Marriott Kansas City, MO — Kansas City, MO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HAMMONS HOTEL PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	7	Loan Seller	GSMC
Location (City/State)	Various	Cut-off Date Principal Balance(4)	$100,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(2)	$134,189.41
Size (Rooms)	1,869	Percentage of Initial Pool Balance	10.4%
Total TTM Occupancy as of 6/30/2015	74.9%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 6/30/2015	74.9%	Type of Security	Fee Simple / Leasehold
Year Built / Latest Renovation	2006, 2007, 2008, 2010 / 2015	Mortgage Rate	4.9535%
Appraised Value(1)	$367,320,502	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP

Underwritten Revenues	$104,481,960
Underwritten Expenses	$73,369,148
Underwritten Net Operating Income (NOI)	$31,112,812	Escrows
Underwritten Net Cash Flow (NCF)	$26,933,534	Upfront	Monthly
Cut-off Date LTV Ratio(1)(2)	68.3%	Taxes	$3,172,482	$358,585
Maturity Date LTV Ratio(2)(3)	55.5%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	1.94x / 1.68x	FF&E(5)	$0	$360,433
Debt Yield Based on Underwritten NOI / NCF(2)	12.4% / 10.7%	Other(6)	$8,562,974	$98,159

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$250,800,000	100.0%	Loan Payoff	$214,972,179	85.7%
Principal Equity Distribution	20,464,715	8.2
Reserves	11,735,456	4.7
Closing Costs	3,627,650	1.4
Total Sources	$250,800,000	100.0%	Total Uses	$250,800,000	100.0%

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the Hammons Hotel Portfolio Properties of $363,750,000 plus a $3,570,502 capital deduction related to franchise mandated capital improvements at the three Marriott properties for which the borrowers reserved $7,890,000 for the estimated mandatory and additional elective capital improvement costs. The Cut-off Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value without adding the capital deduction is 68.9%. See “—Appraisals” below.

(2)	Calculated based on the aggregate outstanding principal balance of the Hammons Hotel Portfolio Loan Combination.

(3)	The Maturity Date LTV Ratio is calculated utilizing the aggregate “as stabilized” appraised value of $371,300,000 which includes “as stabilized” appraised values for three of the Hammons Hotel Portfolio Properties. The Maturity Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value adding the $3,570,502 capital deduction is 56.1% and the Maturity Date LTV Ratio calculated on the basis of the aggregate “as-is” appraised value without adding the $3,570,502 capital deduction is 56.6%. See “—Appraisals” below.

(4)	The Cut-off Date Principal Balance of $100,000,000 represents the controlling note A-1 of a $250,800,000 loan combination evidenced by three pari passu notes. The related companion loans, evidenced by the non-controlling note A-2 and note A-3 with an aggregate outstanding principal balance of $150,800,000, are expected to be contributed to one or more future securitization transactions.

(5)	On each due date, the borrowers are required to fund the FF&E reserve in an amount equal to the greater of (i) any franchise-mandated amount and (ii) 4.0% of the actual revenues from the respective properties for the most recently ended calendar month. See “—Escrows” below.

(6)	Other reserve represents property improvement costs ($7,890,000) and a ground lease reserve ($672,974 upfront and $98,159 monthly). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Hammons Hotel Portfolio Loan”) is part of a loan combination (the “Hammons Hotel Portfolio Loan Combination”) evidenced by three pari passu notes that are secured by first mortgages encumbering the borrowers’ fee simple and/or leasehold interests in a portfolio of full service, limited service and extended stay hotels located in various states (each individually, a “Hammons Hotel Portfolio Property” and, collectively, the “Hammons Hotel Portfolio Properties”). The Hammons Hotel Portfolio Loan (evidenced by note A-1), which represents the controlling interest in the Hammons Hotel Portfolio Loan Combination, will be contributed to the Issuing Entity, has an outstanding balance as of the Cut-off Date of $100,000,000 and represents approximately 10.4% of the Initial Pool Balance. The related companion loans (the “Hammons Hotel Portfolio Companion Loans”), which have an aggregate outstanding principal balance as of the Cut-off Date of $150,800,000 and are evidenced by note A-2 and note A-3, each of which represents a non-controlling interest in the Hammons Hotel Portfolio Loan Combination and is currently held by Goldman Sachs Mortgage Company outside of the Issuing Entity, are expected to be contributed to one or more future securitization transactions. The Hammons Hotel Portfolio Loan Combination was originated by Goldman Sachs Mortgage Company on August 13, 2015. The Hammons Hotel Portfolio Loan Combination has an original principal balance of $250,800,000 and each note has an interest rate of 4.9535% per annum. The borrowers utilized the proceeds of the Hammons Hotel Portfolio Loan Combination to refinance the existing debt on the Hammons Hotel Portfolio Properties, fund reserves, pay origination costs and return equity to the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

46

HAMMONS HOTEL PORTFOLIO

The Hammons Hotel Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Hammons Hotel Portfolio Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Hammons Hotel Portfolio Loan is the due date in September 2025. Other than in connection with the release of a Hammons Hotel Portfolio Property as described under “—Release of Collateral” below, voluntary prepayment of the Hammons Hotel Portfolio Loan is prohibited prior to the due date in June 2025. Provided that no event of default under the Hammons Hotel Portfolio Loan Combination is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Loan Combination is deposited.

In addition, at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Loan Combination is deposited, in connection with defeasance of the Hammons Hotel Portfolio Loan, the borrower is permitted to prepay the Hammons Hotel Portfolio Property only to the extent necessary to cause the debt service coverage ratio (as calculated under the related loan documents) for the related trailing 12-month period (ending on the last day of any fiscal quarter) to be no less than the greater of (a) 1.86x and (b) the debt service coverage ratio immediately prior to the release and which prepayment is required to include the applicable yield maintenance premium (as described under the related loan documents).

■	The Mortgaged Properties. The Hammons Hotel Portfolio Properties consist of seven hotels totaling 1,869 rooms, including four Embassy Suites hotels, one Courtyard by Marriott hotel, one Residence Inn by Marriott hotel and one Renaissance by Marriott hotel. Four of the Hammons Hotel Portfolio Properties have convention centers located immediately adjacent to the respective hotel and are included as collateral for the Hammons Hotel Portfolio Loan. The borrower sponsor developed the Hammons Hotel Portfolio Properties between 2006 and 2010, with an estimated cost basis in excess of $378,000,000.

Embassy Suites Concord, NC Property

The Embassy Suites Concord, NC Property opened in 2007 and consists of a 308-room, full service hotel and an adjacent approximately 42,000 SF convention center located in Concord, North Carolina, east of Charlotte. The respective borrower has a fee simple ownership interest in the hotel and a leasehold ownership interest in the convention center at the Embassy Suites Concord, NC Property. There are no significant planned renovations at the Embassy Suites Concord, NC Property.

Embassy Suites Murfreesboro, TN Property

The Embassy Suites Murfreesboro, TN Property opened in 2008 and consists of a 283-room, full service hotel and an adjacent approximately 41,802 SF convention center located in Murfreesboro, Tennessee, just south of Nashville. An owner of the respective borrower has a fee simple ownership interest in the Embassy Suites Murfreesboro, TN Property. Approximately $26,400 of underwritten revenue is attributed to third-party antenna leases at the Embassy Suites Murfreesboro, TN Property. There are no significant planned renovations at the Embassy Suites Murfreesboro, TN Property.

Embassy Suites Norman, OK Property

The Embassy Suites Norman, OK Property opened in 2008 and consists of a 283-room, full service hotel and the adjacent approximately 43,346 SF convention center located in Norman, Oklahoma, within five miles of the University of Oklahoma’s main campus. The respective borrower has a fee simple ownership interest in the Embassy Suites Norman, OK Property. There are no significant planned renovations at the Embassy Suites Norman, OK Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HAMMONS HOTEL PORTFOLIO

Courtyard by Marriott Dallas/Allen, TX Property

The Courtyard by Marriott Dallas/Allen, TX Property opened in 2010 and consists of a 228-room, limited service hotel located in Allen, Texas, approximately 35 miles north of Dallas. The Courtyard by Marriott Dallas/Allen, TX Property is adjacent to the Allen Event Center and surrounded by retail and entertainment space. The respective borrower has a fee simple ownership interest in the Courtyard by Marriott Dallas/Allen, TX Property. Approximately $60,000 of underwritten revenue is attributed to third-party antenna leases at the Courtyard by Marriott Dallas/Allen, TX Property. There are planned renovations and capital improvements including new flooring and wall vinyl for common areas and guestrooms, totaling approximately $1,944,314 (for which the borrower has reserved $1,940,000) at the Courtyard by Marriott Dallas/Allen, TX Property.

Renaissance by Marriott Phoenix/Glendale, AZ Property

The Renaissance by Marriott Phoenix/Glendale, AZ Property opened in 2007 and consists of a 320-room, full service hotel located in Glendale, Arizona, a parking garage and the adjacent approximately 147,503 SF convention center and expo hall. The Renaissance by Marriott Phoenix/Glendale, AZ Property is adjacent to the University of Phoenix Stadium (home of the NFL’s Arizona Cardinals), the Gila River Arena (home of the NHL’s Arizona Coyotes), and the Westgate Entertainment District (featuring 8,000,000 SF of retail and entertainment space). The respective borrower has a fee simple ownership interest in the hotel and a space lease interest in the convention center, expo hall and parking garage at the Renaissance by Marriott Phoenix/Glendale, AZ Property. Approximately $6.3 million of underwritten revenue is attributed to operations from the space lease interest in the convention center, expo hall and parking garage. Approximately $12,000 of underwritten revenue is attributed to a third party antenna lease at the Renaissance by Marriott Phoenix/Glendale, AZ Property. There are planned renovations and capital improvements in 2016 totaling approximately $650,000 and a full property renovation beginning in 2017 which will include new flooring for all common areas and guestrooms (for which the borrower has reserved $5,000,000) at the Renaissance by Marriott Phoenix/Glendale, AZ Property.

Embassy Suites Huntsville, AL Property

The Embassy Suites Huntsville, AL Property opened in 2006 and consists of a 295-room, full service hotel and parking garage located in Huntsville, Alabama. The Embassy Suites Huntsville, AL Property is adjacent to, and is the only hotel with an interior skywalk connecting to the Von Braun Center, which is a 170,000 SF conference center that includes a 21,624 SF arena. The respective borrower has a leasehold ownership interest in the hotel and parking garage at the Embassy Suites Huntsville, AL Property. Approximately $285,000 of underwritten revenue is attributed to a lease with Ruth’s Chris Steakhouse, and approximately $11,500 of underwritten revenue is attributed to a lease with a gift shop at the Embassy Suites Huntsville, AL Property. There are no significant planned renovations at the Embassy Suites Huntsville, AL Property.

Residence Inn by Marriott Kansas City, MO Property

The Residence Inn by Marriott Kansas City, MO Property opened in 2007, was renovated in 2015 and consists of a 152-room, extended stay hotel located in Kansas City, Missouri. The Residence Inn by Marriott Kansas City, MO Property is within 25 miles of the Kansas City airport, and the respective borrower has a fee simple ownership interest in the hotel at the Residence Inn by Marriott Kansas City, MO Property. There are planned renovations and capital improvements, including guestroom updates and new flooring/wall vinyl for common areas, totaling approximately $976,188 (for which the borrower has reserved $950,000) at the Residence Inn by Marriott Kansas City, MO Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the Hammons Hotel Portfolio Properties:

Property	Cut-off Date Allocated Loan Amount	Rooms	Occupancy	Year Built	Appraised Value(1)	UW NCF	UW NCF per Room
Embassy Suites Concord, NC	$24,924,242	308	75.5%	2007	$89,300,000	$7,292,421	$23,677
Embassy Suites Murfreesboro, TN	20,235,247	283	78.0%	2008	72,500,000	5,706,173	20,163
Embassy Suites Norman, OK	15,674,641	283	74.3%	2008	54,600,000	3,945,402	13,941
Courtyard by Marriott Dallas/Allen, TX	12,443,344	228	77.9%	2010	43,344,314	3,170,771	13,907
Renaissance by Marriott Phoenix/Glendale, AZ	11,974,976	320	63.8%	2007	55,200,000	3,046,468	9,520
Embassy Suites Huntsville, AL	10,103,668	295	78.2%	2006	36,200,000	2,640,907	8,952
Residence Inn by Marriott Kansas City, MO	4,643,882	152	80.9%	2007	16,176,188	1,131,392	7,443
Total / Wtd. Avg.	$100,000,000	1,869	74.9%		$367,320,502	$26,933,534	$14,411

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the Hammons Hotel Portfolio Properties of $363,750,000 plus a $3,570,502 capital deduction related to franchise mandated capital improvements at the three Marriott properties for which the borrowers reserved $7,890,000 for the estimated mandatory and additional elective capital improvement costs. See “—Appraisals” below.

The following table presents certain information relating to the 2014 demand analysis with respect to the Hammons Hotel Portfolio based on market segmentation, as provided in the appraisals for the Hammons Hotel Portfolio Properties:

Estimated 2014 Accommodated Room Night Demand (1)

Property	Commercial	Meeting and Group	Leisure	Government
Embassy Suites Concord, NC	70.0%	15.0%	15.0%	0.0%
Embassy Suites Murfreesboro, TN	45.0%	45.0%	10.0%	0.0%
Embassy Suites Norman, OK	35.0%	45.0%	15.0%	5.0%
Courtyard by Marriott Dallas/Allen, TX	40.0%	20.0%	40.0%	0.0%
Renaissance by Marriott Phoenix/Glendale, AZ	10.0%	45.0%	45.0%	0.0%
Embassy Suites Huntsville, AL	40.0%	30.0%	10.0%	20.0%
Residence Inn by Marriott Kansas City, MO	20.0%	20.0%	20.0%	40.0%

(1)	Source: Appraisal.

The following tables present certain information relating to historical occupancy, ADR and RevPAR at the Hammons Hotel Portfolio Properties:

Hammons Hotel Portfolio(1)

	2010	2011	2012	2013	2014	TTM June 2015
Occupancy(2)	63.9%	66.0%	68.6%	72.1%	73.9%	74.9%
ADR	$120.36	$121.21	$122.00	$122.95	$127.57	$131.52
RevPAR	$76.85	$79.98	$83.66	$88.59	$94.27	$97.59

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Hammons Hotel Portfolio Properties(1)

	TTM June 2010			TTM June 2011			TTM June 2012
Property	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR
Embassy Suites Concord, NC	70.4%	$131.65	$92.69	70.0%	$133.41	$93.41	72.3%	$137.23	$99.16
Embassy Suites Murfreesboro, TN	64.5%	$124.62	$80.39	64.0%	$127.03	$81.28	70.5%	$126.27	$88.97
Embassy Suites Norman, OK	59.4%	$114.39	$67.97	59.1%	$116.10	$68.63	67.6%	$112.29	$75.91
Courtyard by Marriott Dallas/Allen, TX	47.9%	$93.70	$44.93	66.5%	$99.18	$66.00	72.0%	$104.98	$75.58
Renaissance by Marriott Phoenix/Glendale, AZ	58.5%	$142.83	$83.52	55.7%	$147.42	$82.09	53.2%	$147.42	$78.36
Embassy Suites Huntsville, AL	77.0%	$113.04	$87.07	78.4%	$113.42	$88.94	77.4%	$113.47	$87.80
Residence Inn by Marriott Kansas City, MO	66.9%	$101.77	$68.09	71.0%	$99.39	$70.59	69.6%	$103.42	$71.97
Hammons Hotel Portfolio Properties	63.90%	$120.36	$76.85	66.0%	$121.21	$79.98	68.6%	$122.00	$83.66

	TTM June 2013			TTM June 2014			TTM June 2015
Property	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR
Embassy Suites Concord, NC	71.4%	$139.80	$99.87	74.2%	$146.44	$108.72	75.5%	$147.60	$111.43
Embassy Suites Murfreesboro, TN	76.2%	$129.23	$98.42	78.5%	$133.64	$104.94	78.0%	$134.42	$104.82
Embassy Suites Norman, OK	72.8%	$115.41	$84.00	74.1%	$118.12	$87.57	74.3%	$118.40	$87.99
Courtyard by Marriott Dallas/Allen, TX	75.0%	$111.78	$83.80	75.5%	$113.96	$86.00	77.9%	$115.61	$90.01
Renaissance by Marriott Phoenix/Glendale, AZ	60.1%	$141.54	$85.00	59.8%	$149.77	$89.57	63.8%	$163.99	$104.66
Embassy Suites Huntsville, AL	74.2%	$113.48	$84.21	78.6%	$115.22	$90.56	78.2%	$114.52	$89.55
Residence Inn by Marriott Kansas City, MO	81.0%	$97.75	$79.19	82.3%	$105.81	$87.04	80.9%	$106.41	$86.03
Hammons Hotel Portfolio Properties	72.1%	$122.95	$88.59	73.9%	$127.57	$94.27	74.9%	$131.52	$97.59

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.

The following table presents certain information relating to the historical penetration rates for the Hammons Hotel Portfolio Properties, as provided in the June 2015 travel research reports:

Historical Penetration Rates(1)

	TTM June 2013			TTM June 2014			TTM June 2015
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Embassy Suites Concord, NC	106.7%	127.9%	136.5%	104.1%	130.7%	136.1%	102.0%	127.1%	129.7%
Embassy Suites Murfreesboro, TN	110.3%	132.7%	146.5%	115.3%	131.8%	152.1%	109.8%	132.5%	145.5%
Embassy Suites Norman, OK	101.8%	115.5%	117.6%	115.9%	112.4%	130.3%	124.7%	114.5%	142.8%
Courtyard by Marriott Dallas/Allen, TX	109.7%	115.3%	126.4%	100.4%	115.7%	116.2%	106.9%	111.5%	119.2%
Renaissance by Marriott Phoenix/Glendale, AZ	94.0%	113.2%	106.4%	99.6%	109.9%	109.5%	102.0%	108.9%	111.1%
Embassy Suites Huntsville, AL	132.8%	116.5%	154.8%	132.5%	119.5%	158.4%	130.7%	117.8%	154.0%
Residence Inn by Marriott Kansas City, MO	110.9%	135.9%	150.7%	119.3%	133.2%	158.9%	107.9%	135.7%	146.5%

(1)	Source: June 2015 travel research reports.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hammons Hotel Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	TTM 6/30/2015	Underwritten	Underwritten $ per Room
Rooms Revenue	$61,425,531	$64,130,610	$66,391,088	$64,811,132	$34,677
Food & Beverage Revenue(2)	33,448,924	35,898,278	38,903,418	37,037,054	19,817
Other Operating Revenue	2,853,230	2,749,355	2,835,248	2,633,773	1,409
Total Revenue	$97,727,685	$102,778,243	$108,129,754	$104,481,960	$55,903

Room Expense	$15,260,928	$15,727,948	$16,151,008	$15,835,594	$8,473
Food & Beverage Expense	16,262,019	17,024,443	17,715,009	16,864,241	9,023
Other Operating Expense	1,671,361	1,648,390	1,743,394	1,703,452	911
Total Departmental Expense	$33,194,308	$34,400,781	$35,609,411	$34,403,288	$18,407
Total Undistributed Expense	28,982,253	30,959,247	31,369,431	32,367,283	17,318
Total Fixed Expense(3)	5,876,809	6,659,044	6,885,581	6,598,578	3,531
Total Operating Expenses	$68,053,370	$72,019,072	$73,864,423	$73,369,148	$39,256

Net Operating Income	$29,674,315	$30,759,171	$34,265,331	$31,112,812	$16,647
FF&E	3,909,107	4,111,130	4,325,190	4,179,278	2,236
Net Cash Flow	$25,765,208	$26,648,041	$29,940,141	$26,933,534	$14,411

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten food & beverage revenue includes approximately $6.3 million of revenue attributed to operations from the space lease interest in the convention center, expo hall and parking garage at the Renaissance by Marriott Phoenix/Glendale, AZ Property.

(3)	Underwritten total fixed expense includes space lease rent associated with the Renaissance by Marriott Phoenix/Glendale, AZ Property ($1,419,741) and ground lease rent associated with the Embassy Suites Huntsville, AL Property ($224,595).

■	Appraisal. According to the appraisals, dated between June 8, 2015 and June 11, 2015, the Hammons Hotel Portfolio Properties had an aggregate “as-is” appraised value of $363,750,000 and a $3,570,502 capital deduction related to franchise mandated capital improvements at the three Marriott properties ($1,944,314 for the Courtyard by Marriott Dallas/Allen, TX Property, $650,000 for the Renaissance by Marriott Phoenix/Glendale, AZ and $976,188 for the Residence Inn by Marriott Kansas City, MO Property). The Hammons Hotel Portfolio Properties have an aggregate “as stabilized” appraised value of $371,300,000, based on the “as stabilized” appraised values for the three Marriott properties as of dates ranging from June 2016 to June 2017 assuming stabilized occupancy and completion of the franchise mandated capital improvements at the three Marriott properties.

■	Environmental Matters. According to a Phase I environmental report, dated June 25, 2015, a landfill was historically present at the Embassy Suites Huntsville, AL Property. A prior Phase II environmental report, dated September 22, 2008, identified arsenic in soil samples at concentrations in excess of the Alabama Department of Environmental Management (ADEM) preliminary screening levels for both commercial and residential use. The Phase I environmental consultant identified the landfill as a recognized environmental condition due to the elevated arsenic concentrations. Based on the non-volatile nature of the fill materials, the concrete and asphalt caps formed by the parking lot and building and the Embassy Suites Huntsville, AL Property’s commercial use, the Phase I environmental report recommended no further action.

According to the other Phase I environmental reports, each dated June 24, 2015 or June 25, 2015, there are no recognized environmental conditions or recommendations for further action at any of the other Hammons Hotel Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Market Overview and Competition. The Hammons Hotel Portfolio consists of seven hotel properties with two different flags and four different brands. The Hammons Hotel Portfolio Properties are located within seven separate markets across seven states.

Embassy Suites Concord, NC Property

The Embassy Suites Concord, NC Property is located in the Concord, North Carolina market near Charlotte, North Carolina. According to the appraisal, the Embassy Suites Concord, NC Property’s competitive set collectively had an average occupancy of 74.0%, ADR of $121.80, and RevPAR of $89.87 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Concord, NC Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Embassy Suites Concord, NC	308	2007	75%	$147.37	$109.94
Homewood Suites Charlotte North University Research Park	112	1990	73%	$95.00	$69.35
Residence Inn Charlotte University Research Park	91	1988	74%	$100.00	$74.00
Hilton Charlotte University Place	393	1986	71%	$135.00	$95.85
Courtyard Charlotte University Research Park	152	1990	71%	$110.00	$78.10
Holiday Inn Charlotte University Executive Park	174	1989	76%	$95.00	$72.20
Residence Inn Charlotte/Concord	130	2009	77%	$117.00	$90.09
Courtyard Charlotte/Concord	123	2009	77%	$125.00	$96.25
Hilton Garden Inn Charlotte/Concord	118	2010	76%	$110.00	$83.60

(1)	Source: Appraisal.

Embassy Suites Murfreesboro, TN Property

The Embassy Suites Murfreesboro, TN Property is located in the Murfreesboro, Tennessee submarket near Nashville, Tennessee. According to the appraisal, the Embassy Suites Murfreesboro, TN Property’s competitive set collectively had an average occupancy of 79.0%, ADR of $119.13, and RevPAR of $92.45 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Murfreesboro, TN Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Embassy Suites Murfreesboro, TN	283	2008	78%	$133.64	$104.29
Residence Inn by Marriott Murfreesboro	112	2015	80%	$130.00	NA
Hilton Garden Inn Murfreesboro	100	2014	70%	$135.00	$94.51
Hampton Inn & Suites Murfreesboro	101	2007	82%	$125.00	$102.50
Candlewood Suites Murfreesboro	85	2010	90%	$87.00	$78.30
Fairfield Inn-Murfreesboro	69	2005	83%	$102.00	$84.66
DoubleTree Hotel Murfreesboro	168	1988	78%	$112.00	$87.36
Comfort Suites Murfreesboro	82	2007	76%	$90.00	$68.40

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Embassy Suites Norman, OK Property

The Embassy Suites Norman, OK Property is located in the Norman, Oklahoma submarket near Oklahoma City, Oklahoma. According to the appraisal, the Embassy Suites Norman, OK Property’s competitive set collectively had an average occupancy of 62.2%, ADR of $105.29, and RevPAR of $66.17 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Norman, OK Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Embassy Suites Norman, OK	283	2008	74%	$118.18	$87.19
Embassy Suites Oklahoma City	236	1982	65%	$108.00	$70.20
Sheraton Reed Conference Center Norman	151	2006	60%	$102.00	$61.20
Courtyard by Marriott Norman	113	2009	70%	$95.50	$66.85
Sheraton Oklahoma City	396	1976	59%	$131.50	$77.59
The Norman (formerly Holiday Inn) Norman	149	1984	40%	$72.00	$28.80
The Tower (formerly Marriott) Oklahoma City	354	1985	60%	$83.50	$50.10
Hilton Garden Inn Norman	121	2008	69%	$102.00	$70.38

(1)	Source: Appraisal.

Courtyard by Marriott Dallas/Allen, TX Property

The Courtyard by Marriott Dallas/Allen, TX Property is located in the Allen, Texas submarket near Dallas, Texas. According to the appraisal, the Courtyard by Marriott Dallas/Allen, TX Property’s competitive set collectively had an average occupancy of 72.1%, ADR of $109.86, and RevPAR of $79.60 as of TTM March 2015.

The following table presents certain information relating to the primary competition for the Courtyard by Marriott Dallas/Allen, TX Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM March 2015 Occupancy	TTM March 2015 ADR	TTM March 2015 RevPAR
Courtyard by Marriott Dallas/Allen, TX	228	2010	76%	$114.83	$87.80
Hilton Garden Inn Allen	150	2002	69%	$107.36	$73.86
Holiday Inn Express & Suites Allen	87	2006	70%	$103.23	$72.36
Hampton Inn & Suites Allen	103	2006	73%	$112.42	$82.52
Holiday Inn & Suites McKinney	99	2008	68%	$112.51	$76.84
La Quinta Inn & Suites Allen	90	2008	69%	$77.38	$53.08
Homewood Suites	114	2010	75%	$129.33	$97.00

(1)	Source: Appraisal.

Renaissance by Marriott Phoenix/Glendale, AZ Property

The Renaissance by Marriott Phoenix/Glendale, AZ Property is located in the Glendale, Arizona submarket, near Phoenix, Arizona. According to the appraisal, the Renaissance by Marriott Phoenix/Glendale, AZ Property and its competitive set collectively had an average occupancy of 63.3%, ADR of $129.40, and RevPAR of $80.89 as of TTM December 2014.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the primary competition for the Renaissance by Marriott Phoenix/Glendale, AZ Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM December 2014 Occupancy	TTM December 2014 ADR	TTM December 2014 RevPAR
Renaissance by Marriott Phoenix/Glendale, AZ	320	2007	60%	$149.77	$89.32
Courtyard Phoenix West/Avondale-Phoenix	127	2008	64%	$110.00	$70.40
Comfort Suites University Phoenix Stadium-Glendale	100	2008	66%	$98.00	$64.68
Hampton Inn & Suites Phoenix Glendale-Westgate-Glendale	149	2007	70%	$95.00	$66.50
Residence Inn Glendale Sports & Ent. Dist.–Glendale	126	2007	68%	$120.00	$81.60
SpringHill Suites Glendale Sports & Ent. Dist.–Glendale	120	2007	65%	$90.00	$58.50
Wigwam Resort & Spa-Litchfield Park	331	1929	60%	$160.00	$96.00

(1)	Source: Appraisal.

Embassy Suites Huntsville, AL Property

The Embassy Suites Huntsville, AL Property is located in the Huntsville, Alabama metropolitan statistical area. According to the appraisal, the Embassy Suites Huntsville, AL Property’s competitive set collectively had an average occupancy of 65.9%, ADR of $106.94, and RevPAR of $71.21 as of TTM May 2015.

The following table presents certain information relating to the primary competition for the Embassy Suites Huntsville, AL Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM May 2015 Occupancy	TTM May 2015 ADR	TTM May 2015 RevPAR
Embassy Suites Huntsville, AL	295	2006	79%	$114.17	$89.65
Marriott Huntsville	290	1986	61%	$112.00	$68.32
Hilton Garden Inn Huntsville	101	2005	67%	$101.00	$67.67
Holiday Inn Huntsville	200	1986	57%	$89.00	$50.73
Westin Huntsville	210	2008	70%	$125.00	$87.50
Four Points Huntsville	146	1996	55%	$85.00	$46.75

(1)	Source: Appraisal.

Residence Inn by Marriott Kansas City, MO Property

The Residence Inn by Marriott Kansas City, MO Property is located in the Kansas City, Missouri market. According to the appraisal, the Residence Inn by Marriott Kansas City, MO Property’s competitive set collectively had an average occupancy of 75.0%, ADR of $86.73, and RevPAR of $65.42 as of TTM April 2015.

The following table presents certain information relating to the primary competition for the Residence Inn by Marriott Kansas City, MO Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM April 2015 Occupancy	TTM April 2015 ADR	TTM April 2015 RevPAR
Residence Inn by Marriott Kansas City, MO	152	2007	83%	$106.45	$88.32
Four Points Kansas City	200	1974	65%	$83.00	$53.95
Chase Suites Kansas City	112	1986	70%	$73.70	$51.59
Courtyard by Marriott Kansas City	149	1990	83%	$107.00	$88.81
Drury Inn & Suites Kansas City Airport Kansas City	122	1998	75%	$77.50	$58.13
Extended Stay America KCI Kansas City	89	1998	75%	$50.50	$37.88
Hyatt Place Kansas City	134	1999	80%	$105.00	$84.00
Holiday Inn KCI Kansas City	141	2006	75%	$74.00	$55.50
Candlewood Suites Kansas City	88	2010	75%	$74.00	$55.50

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are JQH-Allen Development, LLC, JQH-Concord Development, LLC, JQH-Glendale, AZ Development, LLC, Hammons of Huntsville, LLC, JQH-Kansas City Development, LLC, JQH-Murfreesboro Development, LLC, and JQH-Norman Development, LLC, each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Hammons Hotel Portfolio Loan Combination. The Revocable Trust of John Q. Hammons, dated

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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December 28, 1989, as Amended and Restated ("JQH"), an indirect owner of the borrowers, is the non-recourse carveout guarantor under the Hammons Hotel Portfolio Loan Combination.

The borrowers are indirectly wholly owned by JQH. As of August 2015, JQH has a portfolio of nearly 70 hotels under management and ownership of 37 hotels. JQH is required to maintain a minimum net worth and liquidity of $100 million (excluding the equity in the Hammons Hotel Portfolio Properties) and $7 million, respectively, throughout the term of the Hammons Hotel Portfolio Loan.

As security for a line of credit, the JQH Trust has pledged its ownership interest in John Q. Hammons Hotels Development, LLC, which is the parent entity of 4 of the borrowers as well as 2 other affiliates who own hotel properties that are not part of the collateral for the Hammons Hotel Portfolio Loan. The lender under that credit line has alleged a breach of representations and warranties related to certain net worth requirements of the JQH Trust, the guarantor on the line of credit. Additionally, JD Holdings, LLC and Atrium Hotels, L.P., 2 companies controlled by Jonathan Eilian, have filed suit against the borrowers, JQH Trust and certain other affiliates regarding rights under the partnership agreement for Atrium Hotels, L.P. and a certain right of first refusal agreement. These agreements and the related litigations may result in the marketing of the properties for sale, and JD Holdings, LLC or an affiliate would then be entitled to exercise certain rights of first refusal with respect to the Hammons Hotel Portfolio Properties. See “—Release of Collateral” below, “Description of the Mortgage Pool—Litigation Considerations” in the Free Writing Prospectus and the related exceptions to the representations and warranties set forth on Annex E-2 to the Free Writing Prospectus.

■	Escrows. On the origination date, the borrowers funded (i) a tax reserve in the amount of $3,172,482, (ii) a space rent reserve in the amount of $672,974 for eight months of the space rent payment associated with the Renaissance by Marriott Phoenix/Glendale, AZ Property and two months of the fixed ground rent payment associated with the Embassy Suites Huntsville, AL Property ground lease, and (iii) property improvement plan reserves to maintain the three Marriott properties in accordance with the applicable brand standards in the amount of $5,000,000 for the Renaissance by Marriott Phoenix/Glendale, AZ Property, $1,940,000 for the Courtyard by Marriott Dallas/Allen, TX Property, and $950,000 for the Residence Inn by Marriott Kansas City, MO Property related to capital expenditures and any future brand standard improvements.

On each due date, the borrowers will be required to fund (i) a tax, ground rent and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes, ground rent and insurance premiums over the then succeeding 12-month period (but excluding any payments in respect of taxes or insurance premiums to be made directly by one or more tenants or a ground lessor); provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the Hammons Hotel Portfolio Loan documents and there is no continuing event of default and (ii) a FF&E reserve in the amount of: (a) on each due date from October 2015 through and including September 2016, $360,433, (b) beginning on the due date in October 2016, the greater of (1) the monthly amount required to be reserved for each Hammons Hotel Portfolio Property pursuant to the applicable franchise agreement for the replacement of furniture, fixtures and equipment and (2) one-twelfth of 4% of the operating income for each Hammons Hotel Portfolio Property (or, in the case of the Renaissance by Marriott Glendale, AZ Property beginning on the due date in October 2017, one-twelfth of 5% of the operating income) for the previous 12-month period (as determined on August 31 of each year).

In addition, on each due date during the continuance of a Hammons Hotel Portfolio Trigger Period, the Hammons Hotel Portfolio Loan documents require an excess cash reserve or a property improvement plan reserve as discussed under “—Lockbox and Cash Management” below.

A “Hammons Hotel Portfolio Trigger Period” means any period (i) commencing upon the net operating income (as calculated under the Hammons Hotel Portfolio Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below the product of (x) $29,940,142 minus the net operating income as of the origination date of any Hammons Hotel Portfolio Property that has been released from the lien of the Hammons Hotel Portfolio Loan documents, times (y) 85%, and ending at the conclusion of the second consecutive fiscal quarter for which the net operating income is greater than or equal to such threshold; (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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delivered and indicate that no other Hammons Hotel Portfolio Trigger Period is ongoing; (iii) during the continuance of a Hammons Hotel Portfolio Franchise Trigger Period; and (iv) commencing when the borrower sponsor fails to maintain a net worth in excess of $100,000,000 excluding any assets attributable to the Hammons Hotel Portfolio Properties or liquid assets in excess of $7,000,000 (excluding any funds that are held by the lender in one or more accounts and sub-accounts established pursuant to the Hammons Hotel Portfolio Loan documents) and ending when such net worth and liquid assets thresholds are satisfied.

A “Hammons Hotel Portfolio Franchise Trigger Period” means any period (a) commencing upon the occurrence of either (i) the failure to deliver, among other things, a replacement franchise agreement or management agreement (or an extension or written commitment by the applicable franchisor of an existing franchise agreement) with a term that extends at least 3 years beyond the maturity date of the Hammons Hotel Portfolio Loan Combination at least 18 months prior to the expiration date of such franchise agreement or (ii) the implementation of a property improvement plan as a condition to entering a replacement franchise agreement or the extension of the existing franchise agreement (other than the capital expenditures related to the upfront reserves for the Renaissance by Marriott Phoenix/Glendale, AZ Property, the Courtyard by Marriott Dallas/Allen, TX Property and the Residence Inn by Marriott Kansas City, MO Property described under “—Escrows” above) and (b) ending at the date upon which (x) the borrowers deliver, among other things, a replacement franchise agreement or management agreement (or an extension or written commitment by the applicable franchisor of an existing franchise agreement) with a term that extends at least 3 years beyond the maturity date of the Hammons Hotel Portfolio Loan Combination, and (y) if a property improvement plan is required in connection with such replacement (or extension or written commitment), the earlier to occur of (A) such property improvement plan being completed to the satisfaction of the applicable franchisor, (B) the balance in the property improvement plan reserve account being greater than or equal to 100% of the estimated cost to complete such property improvement plan, or (C) the delivery to the lender of a letter of credit in an amount equal to 100% of the estimated cost to complete such property improvement plan.

■	Lockbox and Cash Management. The Hammons Hotel Portfolio Loan Combination is structured with a hard lockbox and springing cash management. The Hammons Hotel Portfolio Loan documents require the borrowers to direct credit card companies to remit all credit card receivables directly to one or more lender-controlled lockbox accounts, and require that all cash revenues relating to the Hammons Hotel Portfolio Properties and all other money received by the borrowers or the property manager with respect to the Hammons Hotel Portfolio Properties be deposited into such lockbox account or a lender-controlled cash management account within three business days following receipt. On each business day that no Hammons Hotel Portfolio Trigger Period or event of default under the Hammons Hotel Portfolio Loan Combination is continuing, all funds in the lockbox accounts are required to be swept into one or more borrower-controlled operating accounts. On each business day during the continuance of a Hammons Hotel Portfolio Trigger Period or an event of default, all funds in the lockbox accounts are required to be swept into a lender-controlled cash management account and, at lender’s discretion during an event of default under the Hammons Hotel Portfolio Loan Combination, (a) be used to pay debt service, required reserves and operating expenses, and (b) for all remaining amounts be reserved in (i) an excess cash flow reserve account during the continuance of a Hammons Hotel Portfolio Trigger Period (other than as described in clause (ii) below) or event of default or (ii) a property improvement plan reserve account during the continuance of a Hammons Hotel Portfolio Trigger Period caused by a Hammons Hotel Portfolio Franchise Trigger Period (up to a cap of 100% of the estimated cost to complete the property improvement plan, less amounts then on deposit).

During the continuance of an event of default under the Hammons Hotel Portfolio Loan Combination, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Hammons Hotel Portfolio Loan Combination to amounts payable under the Hammons Hotel Portfolio Loan documents and/or toward the payment of expenses of the Hammons Hotel Portfolio Properties, in such order of priority as the lender may determine.

■	Property Management. The Hammons Hotel Portfolio Properties are managed by John Q. Hammons Hotels Management, LLC pursuant to a management agreement. Under the Hammons Hotel Portfolio Loan documents, the Hammons Hotel Portfolio Properties are required to remain managed by (i) John Q. Hammons Hotels Management, LLC, (ii) Winegardner & Hammons, Inc. and John Q. Hammons Accounting Services, LLC for

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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certain financial and accounting services for the Hammons Hotel Portfolio Properties, while John Q. Hammons Hotels Management, LLC is the property manager for any Hammons Hotel Portfolio Property, (iii) any management company that is affiliated with the franchisor or licensor of a franchise, (iv) any reputable and experienced professional hotel management company meeting certain experience requirements under the Hammons Hotel Portfolio Loan documents that is approved by the applicable franchisor, or (v) any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Hammons Hotel Portfolio Loan Combination, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Ground Leases and Space Lease. The borrower for the Embassy Suites Concord, NC Property is a tenant under a ground lease underlying the convention center at the Embassy Suites Concord, NC Property (the “Embassy Suites Concord Ground Lease”). The Embassy Suites Concord Ground Lease has an expiration date of December 9, 2059 (with three extension options through December 9, 2089). No ground rent is payable prior to November 21, 2022, at which time an annual ground lease payment of 0.25% of adjusted room sales for the previous calendar year (estimated to be approximately $27,188) will be due. The borrower for the Renaissance by Marriott Phoenix/Glendale, AZ Property is a tenant under a space lease for the convention center, expo hall and parking garage at the Renaissance by Marriott Phoenix/Glendale, AZ Property. The space lease has an expiration date of January 29, 2063 (with two extension options through January 29, 2083). The annual lease payment under the space lease is currently $1,419,741, calculated based on a fixed component of $985,725 plus a variable component based on the trailing 12-month revenue generated from the parking garage and expo hall. The borrower for the Embassy Suites Huntsville, AL Property is a tenant under a ground lease for the hotel and parking garage at the Embassy Suites Huntsville, AL Property (the “Embassy Suites Huntsville Ground Lease”). The Embassy Suites Huntsville Ground Lease has a term through February 15, 2104 and an annual ground lease payment of $224,595.

■	Release of Collateral. Provided no monetary default or event of default under the Hammons Hotel Portfolio Loan Combination is then continuing, at any time prior to the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Loan Combination and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Loan Combination is deposited, the borrowers may obtain the release of one or more of the Hammons Hotel Portfolio Properties from the lien of the Hammons Hotel Portfolio Loan documents in connection with a bona fide third-party sale of such property or properties, subject to the satisfaction of certain conditions set forth in the Hammons Hotel Portfolio Loan documents, including among others: (i) prepayment in an amount equal to 115% of the allocated loan amount for each Hammons Hotel Portfolio Property being released and a prepayment fee equal to the greater of (a) a yield maintenance premium calculated based on the excess, if any, of the present values of the remaining scheduled principal and interest payments, over the outstanding principal balance of the Hammons Hotel Portfolio Loan Combination, and (b) 1% of the principal amount being prepaid; (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Hammons Hotel Portfolio Loan documents) for the remaining Hammons Hotel Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.86x and (b) the debt service coverage ratio immediately prior to the release; (iii) delivery of Rating Agency Confirmation with respect to such partial release; and (iv) the satisfaction of certain REMIC requirements.

Provided no event of default under the Hammons Hotel Portfolio Loan Combination is then continuing, at any time on or after the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Hammons Hotel Portfolio Loan Combination and (b) the second anniversary of the closing date of the securitization into which the last piece of the Hammons Hotel Portfolio Loan Combination is deposited, the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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borrowers may obtain the release of one or more of the Hammons Hotel Portfolio Properties from the lien of the Hammons Hotel Portfolio Loan documents, subject to the satisfaction of certain conditions set forth in the Hammons Hotel Portfolio Loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the lesser of (A) 115% of the allocated loan amount for each Hammons Hotel Portfolio Property being released and (B) the outstanding principal balance of the Hammons Hotel Portfolio Loan Combination, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Hammons Hotel Portfolio Loan documents) for the remaining Hammons Hotel Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 1.86x and (b) the debt service coverage ratio immediately prior to the release; (iii) delivery of Rating Agency Confirmation with respect to such defeasance; and (iv) the satisfaction of certain REMIC requirements.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Hammons Hotel Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance throughout the term of the Hammons Hotel Portfolio Loan as described in the preceding sentence, but in that event the borrowers are not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Hammons Hotel Portfolio Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers are required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Hammons Hotel Portfolio Properties are separately allocated to the Hammons Hotel Portfolio Properties and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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THE DECORATION & DESIGN BUILDING

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The Decoration & Design Building
979 Third Avenue
New York, NY 10022
MANHATTAN
Upper East Side
East Side
Midtown
CENTRAL PARK
East River
Roosevelt Island
Queensboro Bridge
FDR Drive
Midtown Tunnel
5th Ave.
Madison Ave.
Park Ave.
Lexington Ave.
3rd Ave.
2nd Ave.
1st Ave.
York Ave.
6th Ave.
E. 77th St.
E. 72nd St.
E. 59th St.
E. 58th St.
E. 57th St.
E. 53rd St.
E. 42nd St.
E. 41st St.
W. 57th St.
W. 53rd St.
W. 42nd St.
Central Park South
59TH ST/ LEXINGTON
63RD ST/ LEXINGTON
68TH ST/ HUNTER COLLEGE
77TH ST/ LEXINGTON
51ST ST/ LEXINGTON
Hunter College
St. Catherine's Park
Hospital for Special Surgery
New York-Presbyterian Cornell Medical Center
Cornell Medical College
Memorial Sloan Kettering Cancer Center
The Rockefeller University
John Jay Park
Bloomingdale's
Grand Central Terminal (Metro North)
United Nations Headquarters
Rockefeller Center
Chrysler Building
Bryant Park
QUEENS
BROOKLYN
NEW JERSEY
JERSEY CITY

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)		$65,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$280.37
Size (SF)	588,512	Percentage of Initial Pool Balance		6.8%
Total Occupancy as of 6/3/2015	94.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/3/2015	94.8%	Type of Security		Leasehold
Year Built / Latest Renovation	1963 / 2001	Mortgage Rate		4.1100%
Appraised Value	$400,000,000	Original Term to Maturity (Months)		129
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	69

Underwritten Revenues	$48,377,193	Escrows
Underwritten Expenses	$25,586,971		Upfront	Monthly
Underwritten Net Operating Income (NOI)	$22,790,222	Taxes	$2,128,973	$1,064,487
Underwritten Net Cash Flow (NCF)	$22,075,196	Insurance	$0	$0
Cut-off Date LTV Ratio(1)	41.3%	Replacement Reserve	$0	$10,543
Maturity Date LTV Ratio(1)	37.5%	TI/LC (3)	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.38x / 2.30x	Ground Lease	$318,750	$318,750
Debt Yield Based on Underwritten NOI / NCF(1)	13.8% / 13.4%	Other (4)	$165,850	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$165,000,000	99.9%	Loan Payoff	$127,315,231	77.1%
Other Sources	115,000	0.1	Principal Equity Distribution	31,702,659	19.2
			Closing Costs	3,483,536	2.1
			Reserves	2,613,573	1.6
Total Sources	$165,115,000	100.0%	Total Uses	$165,115,000	100.0%

(1)	Calculated based on the outstanding principal balance of The Decoration & Design Building Loan Combination (as defined below).
(2)	The Decoration & Design Building Loan, which has a Cut-off Date Principal Balance of $65,000,000 and is evidenced by the non-controlling note A-2, is part of the $165,000,000 Decoration & Design Building Loan Combination, evidenced by two pari passu notes. The pari passu companion loan, which has an outstanding principal balance as of the Cut-off Date of $100,000,000 and is evidenced by the controlling note A-1, was contributed to the Citigroup Commercial Mortgage Trust 2015-P1, Commercial Mortgage Pass-Through Certificates, Series 2015-P1 (“CGCMT 2015-P1”) securitization transaction.

(3)	The borrower is required to deposit $98,085 per month during a TI/LC Trigger Period. See “—Escrows” below.
(4)	Other upfront reserves represent deferred maintenance of $165,850 for façade repairs. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (“The Decoration & Design Building Loan”) is part of a loan combination (“The Decoration & Design Building Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s leasehold interest in an office building located in New York City (“The Decoration & Design Building Property”). The Decoration & Design Building Loan, which is evidenced by note A-2 and represents the non-controlling interest in The Decoration & Design Building Loan Combination, had an original principal balance of $65,000,000, has an outstanding principal balance as of the Cut-off Date of $65,000,000 and represents approximately 6.8% of the Initial Pool Balance. The related companion loan (“The Decoration & Design Building Companion Loan”), which is evidenced by note A-1 and represents the controlling interest in The Decoration & Design Building Loan Combination, was contributed to the CGCMT 2015-P1 securitization transaction, had an original principal balance of $100,000,000 and has an outstanding principal balance as of the Cut-off Date of $100,000,000. The Decoration & Design Building Loan Combination was originated by Citigroup Global Markets Realty Corp. on July 15, 2015. The Decoration & Design Building Loan Combination had an original principal balance of $165,000,000, has an outstanding principal balance as of the Cut-off Date of $165,000,000 and accrues interest at an interest rate of 4.1100% per annum. The proceeds of The Decoration & Design Building Loan Combination were used to refinance existing debt on The Decoration & Design Building Property, pay origination costs, fund reserves, and return equity to The Decoration & Design Building borrower sponsor.

The Decoration & Design Building Loan had an initial term of 129 months and has a remaining term as of the Cut-off Date of 128 months. The Decoration & Design Building Loan requires interest only payments on each due date through and including the due date occurring in May 2021 and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of The Decoration & Design Building Loan is the due date in May 2026. Voluntary prepayment of The Decoration & Design Building Loan without payment of any prepayment premium is permitted on or after the due date in February 2026. Provided no event of default under The Decoration & Design Building Loan documents has occurred and is continuing, at any time prior to the maturity date and after the second anniversary of the securitization Closing Date, The Decoration

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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& Design Building Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are "government securities" permitted under The Decoration & Design Building Loan documents.

■	The Mortgaged Property. The Decoration & Design Building Property is an 18-story, multi-tenant office building containing 588,512 SF of net rentable area. The Decoration & Design Building Property was constructed in 1963 on a 35,037 SF parcel of land and was renovated in 2001. The Decoration & Design Building Property is currently operated as a wholesale design center and showroom building and caters to professionals in the residential decorating and interior design industry. The showroom tenants within the building sell items such as furniture, fabrics, antiques, art and craftwork, flooring, wall coverings, lighting and other decorative and design items. The Decoration & Design Building Property was 94.8% occupied as of June 3, 2015.

The following table presents certain information relating to the major tenants at The Decoration & Design Building Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Stark	NR/NR/NR	37,174	6.3%	$2,550,954	6.1%	$68.62	11/30/2024	NA
F.Schumacher & Co	NR/NR/NR	22,745	3.9	1,693,482	4.0	74.46	6/30/2017	NA
Kravet Fabrics Inc(1)	NR/NR/NR	23,766	4.0	1,574,492	3.7	66.25	Various	NA
Donghia, Inc.	NR/NR/NR	18,450	3.1	1,530,850	3.6	82.97	9/30/2021	NA
Euromarket - Crate and Barrel	NR/NR/NR	13,265	2.3	1,364,999	3.2	102.90	1/31/2027	NA
Cowtan and Tout, Inc	NR/NR/NR	12,346	2.1	1,170,218	2.8	94.79	4/30/2019	NA
Holly Hunt Enterprises, Inc	NR/NR/NR	19,056	3.2	1,110,532	2.6	58.28	3/31/2017	NA
B&F NYF Realty LLC	NR/NR/NR	12,632	2.1	1,012,136	2.4	80.12	7/31/2023	NA
Zimmer & Rhode LTD	NR/NR/NR	11,372	1.9	988,702	2.4	86.94	2/28/2019	NA
The Robert Allen Group	NR/NR/NR	7,630	1.3	834,543	2.0	109.38	5/31/2025	NA
Ten Largest Tenants		178,436	30.3%	$13,830,908	32.9%	$77.51
Remaining Tenants		379,627	64.5	28,228,996	67.1	74.36
Vacant		30,449	5.2	0	0.0	0.00
Total / Wtd. Avg. All Tenants		588,512	100.0%	$42,059,904	100.0%	$75.37

(1)	Kravet Fabrics Inc occupies space under two leases: (i) 14,337 SF that expired on May 31, 2015 and (ii) 9,429 SF with a lease expiration date of October 31, 2023. Kravet Fabrics Inc is currently negotiating a lease renewal for the 14,337 SF space and continues to pay rent on a month-to-month basis. Kravet Fabrics Inc has been a tenant at The Decoration & Design Building Property since 2003.

The following table presents the lease rollover schedule at The Decoration & Design Building Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $per SF	# of Expiring Tenants
MTM(2)	15,189	2.6%	2.6%	$1,082,330	2.6%	$71.26	12
2015	9,643	1.6	4.2%	971,580	2.3	100.75	15
2016	51,095	8.7	12.9%	4,466,115	10.6	87.41	22
2017	90,466	15.4	28.3%	6,720,115	16.0	74.28	18
2018	35,101	6.0	34.2%	2,805,507	6.7	79.93	19
2019	78,045	13.3	47.5%	6,581,782	15.6	84.33	24
2020	32,005	5.4	52.9%	2,863,625	6.8	89.47	13
2021	48,592	8.3	61.2%	3,810,878	9.1	78.43	9
2022	17,738	3.0	64.2%	1,335,934	3.2	75.31	4
2023	42,735	7.3	71.5%	3,362,100	8.0	78.67	5
2024	73,756	12.5	84.0%	5,151,109	12.2	69.84	9
2025	12,433	2.1	86.1%	1,189,831	2.8	95.70	4
2026 & Thereafter	51,265	8.7	94.8%	1,718,999	4.1	33.53	3
Vacant	30,449	5.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	588,512	100.0%		$42,059,904	100.0%	$75.37	157

(1)	Calculated based on approximate square footage occupied by each owned tenant.

(2)	Month-to-month space consists of mainly showcase space leased by existing office tenants and Kravet Fabrics Inc, which is currently negotiating a lease renewal for the 14,337 SF space and continues to pay rent on a month to month basis. Kravet Fabrics Inc has been a tenant at The Decoration & Design Building Property since 2003.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at The Decoration & Design Building Property:

Historical Leased %(1)

	2011	2012	2013	2014	As of 6/3/2015
Owned Space	94.9%	92.3%	94.4%	94.5%	94.8%

(1)	As provided by the borrower and reflecting average occupancy for the specified year unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Decoration & Design Building Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 2/28/2015	Underwritten	Underwritten $ per SF
Base Rent	$35,510,100	$36,249,751	$38,820,860	39,243,906	$41,206,030	$70.02
Contractual Rent Steps(2)	0	0	0	0	853,874	1.45
Gross Up Vacancy	0	0	0	0	2,527,688	4.30
Total Rent	$35,510,100	$36,249,751	$38,820,860	$39,243,906	$44,587,592	$75.76
Total Reimbursables	4,709,959	5,939,812	6,147,751	6,102,525	5,535,962	9.41
Other Income(3)	267,150	839,500	781,327	887,958	781,327	1.33
Percentage Rent	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(2,527,688)	(4.30)
Effective Gross Income	$40,487,209	$43,029,063	$45,749,938	$46,234,389	$48,377,193	$82.20

Real Estate Taxes	$9,499,111	$10,680,279	$11,760,835	$11,737,139	$12,188,698	$20.71
Insurance	78,417	73,241	84,146	84,964	84,158	0.14
Management Fee	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1.70
Ground Rent(4)	3,825,284	3,825,653	3,825,282	3,825,403	5,820,000	9.89
Other Operating Expenses	6,280,549	6,184,149	6,643,551	6,461,398	6,494,115	11.03
Total Operating Expenses	$20,683,362	$21,763,322	$23,313,814	$23,108,904	$25,586,971	$43.48

Net Operating Income	$19,803,847	$21,265,741	$22,436,124	$23,125,485	$22,790,222	$38.73
TI/LC	0	0	0	0	588,506	1.00
Replacement Reserves	0	0	0	0	126,520	0.21
Net Cash Flow	$19,803,847	$21,265,741	$22,436,124	$23,125,485	$22,075,196	$37.51

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Contractual rent steps are underwritten based upon the actual scheduled rent increases through June 1, 2016.
(3)	Other income includes other services income, design directory income, miscellaneous license agreements, and miscellaneous income.
(4)	Ground rent was underwritten based on the average ground rent payment for the 11-year period following the origination date of The Decoration & Design Building Loan, including an estimated ground rent reset payment commencing January 2024. The estimated ground rent reset payment for purposes of determining underwritten ground rent is based on the appraiser’s concluded fee simple interest land value of $230,000,000 as of April 1, 2015; however, the actual ground rent reset payment will be based on the greater of (i) the rent payable at the end of the current lease term ending immediately prior to the ground rent reset date commencing in January 2024, and (ii) 6% of the appraised unencumbered land value as of the date one year prior to the commencement of the renewal term in January 2024, assuming that a building can be erected on the land containing the greater of 375,000 square feet or such square footage as may be then permitted under zoning laws. See “—Ground Lease” below.

■	Appraisal. According to the appraisal, The Decoration & Design Building Property had an “as-is” appraised value of $400,000,000 as of April 1, 2015.

■	Environmental Matters. Based on the Phase I environmental report dated April 2, 2015, there were no recommendations for further action for The Decoration & Design Building Property other than the continuation of an operations and maintenance plan for asbestos, which was in place at origination of The Decoration & Design Building Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Market Overview and Competition. The Decoration & Design Building Property is located at the corner of Third Avenue and East 58th Street in New York City within the Midtown Office Market. The Midtown Office Market is the largest office market in Manhattan containing 241.3 million SF within its 10 major submarkets. According to a third-party report, the Midtown Office Market had a 4th quarter 2014 overall vacancy rate of 9.8% with a direct vacancy rate of 8.1% and overall absorption of 3.85 million SF. The overall weighted average asking rent was $75.14 per SF, which saw an increase of 1.9% from the 3rd quarter 2014 rent of $73.72 per SF.

The immediate vicinity of The Decoration & Design Building Property is known as the Third Avenue Corridor which begins in the Grand Central District just below 42nd Street and runs through the Plaza District to 59th Street to the north. According to the appraisal, the Third Avenue District consists of a series of 31 primary office buildings (excluding The Decoration & Design Building Property) that were constructed in the late 1950s and 1960s.

The appraiser identified 37 office buildings located along the Third Avenue Corridor, 42nd Street, and Lexington Avenue that are considered competitive with The Decoration & Design Building Property for a total of 17.04 million SF of space. The overall occupancy rate of the buildings is 88.6% for direct space, compared to 91.2% for Class A direct space in Midtown as a whole. Of the 37 buildings, 8 are considered directly competitive with The Decoration & Design Building Property for a total of 4.67 million SF of space. The total average occupancy of the 8 buildings is 93.1% with direct average occupancy at 94.1%. Direct asking rents for the 8 buildings ranges from $58.00/SF to $81.00/SF.

The Decoration & Design Building Property is unique when compared to other buildings in the Third Avenue Corridor because it is a wholesale design center and showroom building. The tenants of The Decoration & Design Building Property cater to professionals in the residential decorating and interior design industry, and the building has a mix of tenants selling furniture, fabrics, antiques, art, flooring, wall coverings, lighting, and other decorative items. Only a few showroom buildings similar to The Decoration & Design Building Property are located in Manhattan.

The following table presents certain information relating to certain office lease comparables in showroom buildings provided in the appraisal for The Decoration & Design Building Property:

Office Lease Comparables(1)

	The Decoration & Design Building Property	The New York Design Center	The Architects and Designers Building	The New York Merchandise Mart
Address	979 Third Avenue	200 Lexington Avenue	150 East 58th Street	41 Madison
Year Built / Renovated	1963 / 2001	1926 / NAP	1969 / 1999	1973 / NAP
Total GLA	588,512	512,000	447,549	532,525
Occupancy %	95%	100%	99%	100%
Direct Asking Rent	N/A	N/A	$80.00-90.00 PSF	N/A

(1)	Source: Appraisal.

■	The Borrower. The borrower is D&D Building Company LLC, a single-purpose, single-asset New York limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Decoration & Design Building Loan. The non-recourse carveout guarantor under The Decoration & Design Building Loan is Charles S. Cohen.

Charles S. Cohen is the President and CEO of Cohen Brothers Realty Corporation (“CBRC”). CBRC is a private real estate development and management firm that has been in business for over 50 years. CBRC is headquartered in New York City, and has commercial properties in New York, Houston, South Florida, and Southern California. CBRC owns more than 12 million SF of commercial real estate, with a special niche in design centers.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Escrows. In connection with the origination of The Decoration & Design Building Loan, the borrower funded a reserve of (i) $2,128,973 for real estate taxes, (ii) $165,850 for deferred maintenance and (iii) $318,750 for ground lease payments.

On each due date, the borrower is required to pay to the lender (a) one-twelfth of the taxes that the lender estimates will be payable during the next ensuing twelve months, and (b) if the liability or casualty policy maintained by the borrower covering The Decoration & Design Building Property does not constitute an approved blanket or umbrella policy pursuant to terms and conditions in The Decoration & Design Building Loan documents or the lender requires the borrower to obtain a separate policy, one-twelfth of the insurance premiums that the lender estimates will be payable for the renewal of the coverage afforded by the insurance policies. In addition, the borrower is required to escrow: (i) on each monthly due date and prior to the maturity date of The Decoration & Design Building Loan, $10,543 for replacement reserves; (ii) on each monthly due date prior to the maturity date of The Decoration & Design Building Loan, an amount equal to one-twelfth of the annual amount due for ground lease payments (currently $318,750); and (iii) on each monthly due date during a TI/LC Trigger Period (as defined below), $98,085 for tenant improvements and leasing commissions. During a Decoration & Design Building Trigger Period (as defined below), the borrower is required to deposit into an excess cash flow account with the lender or servicer all excess cash flow generated at The Decoration & Design Building Property, which funds are disbursed to the borrower at the end of such Decoration & Design Building Trigger Period, provided that no event of default is continuing.

A “TI/LC Trigger Period” means a period during which (A) the debt service coverage ratio is less than 1.40x; and (B) less than 85% of the leasable area of The Decoration & Design Building Property is occupied by tenants that are paying full unabated rent in accordance with the terms of each such tenant’s applicable leases.

■	Lockbox and Cash Management. The Decoration & Design Building Loan is structured with a hard lockbox which is already in place and springing cash management. Pursuant to The Decoration & Design Building Loan documents, the borrower is required to direct all tenants to deposit all rents into the lockbox account during the term of The Decoration & Design Building Loan. So long as a Decoration & Design Building Trigger Period is not in effect, all funds in the lockbox account will be remitted on each business day to the borrower’s operating account. Upon the occurrence and during the continuance of any Decoration & Design Building Trigger Period, the lender, on the borrower’s behalf, will establish an eligible cash management account with the lender or the servicer and all funds in the lockbox account will be required to be transferred on each business day to the cash management account. All funds on deposit in the cash management account are required to be applied to pay debt service and operating expenses of The Decoration & Design Building Property and to fund required reserves in accordance with The Decoration & Design Building Loan documents. All amounts remaining after such application are required to be held by the lender as additional collateral for The Decoration & Design Building Loan until no Decoration & Design Building Trigger Period exists, at which time the funds are disbursed to the borrower.

A “Decoration & Design Building Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio being less than 1.10x and (B) expiring upon (x) with regard to any Decoration & Design Building Trigger Period commenced in connection with clause (i) above, the cure of such event of default and (y) with regard to any Decoration & Design Building Trigger Period commenced in connection with clause (ii) above, the debt service coverage ratio being equal to or greater than 1.15x for two (2) consecutive calendar quarters.

■	Property Management. The Decoration & Design Building Property is currently managed by Cohen Brothers Realty Corporation, an affiliate of the borrower, pursuant to a management agreement. Under The Decoration & Design Building Loan documents, the borrower may terminate and replace the property manager so long as (i) no event of default has occurred under The Decoration & Design Building Loan documents, (ii) the lender receives at least 30 days’ prior written notice, (iii) the replacement would not cause, directly or indirectly, any termination right, right of first refusal, first offer or any other similar right to be exercisable, any termination fees to be due, or a material adverse effect to occur under the ground lease (described in “—Ground Lease” below) in place at The Decoration & Design Building Property, without the lender’s prior written consent and (iv) the applicable

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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replacement property manager and management agreement are approved by the lender in writing (which approval may be conditioned upon the lender's receipt of a Rating Agency Confirmation). The lender has the right to terminate the management agreement and replace any manager or require the borrower to terminate the management agreement and replace any manager if: (i) the manager becomes insolvent or a debtor in a bankruptcy or insolvency proceeding (which, if involuntary, is not dismissed within ninety days); (ii) a Decoration & Design Building Trigger Period is continuing; (iii) the manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a default by the manager beyond all applicable notice and cure periods has occurred under the management agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Ground Lease. The Decoration & Design Building Property consists of the borrower’s interest in a ground lease between the borrower, as ground lessee, and 979 Third Avenue Associates LLC, as ground lessor. The current term of the ground lease expires on December 31, 2023. The ground lease has two extension options, one for 25 years (to 2048) and a subsequent one for 15 years (to 2063). The Decoration & Design Building Loan documents require the borrower to exercise the first renewal option not later than 60 days after the option first becomes available for exercise on December 31, 2019, failing which the lender may deliver to the ground lessor a pre-executed notice of exercise of the renewal option that is held by the lender in escrow. The ground lease also includes a provision permitting the lender to exercise the renewal option within 30 days after the borrower’s period to exercise the option has expired. The current annual rent due under the ground lease is $3,825,000 through December 2023. The annual ground rent payable under the ground lease for the 25-year renewal term commencing in 2024 will be the greater of (i) 100% of prior year payment, or (ii) 6% of the appraised unencumbered land value as of the date one year prior to the commencement of the renewal term in January 2024, assuming that a building can be erected on the land containing the greater of 375,000 square feet or such square footage as may be then permitted under zoning laws taking into account applicable floor area bonuses, if any, which are provided for in such zoning law, but not taking into account the possibility of obtaining any variance not currently in effect from such zoning law or of any transfer of unused development rights from another parcel as of a date one year prior to the commencement of the term.

■	Terrorism Insurance. The borrower is required to maintain (x) an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of The Decoration & Design Building Property and (y) business interruption coverage with no exclusion for terrorism providing no less than 18 months of coverage in an amount equal to 100% of the projected gross income from The Decoration & Design Building Property (on an actual loss sustained basis) for a period continuing until the restoration of The Decoration & Design Building Property is completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no higher than $10,000. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism coverage is commercially available, the borrower is required to carry terrorism insurance throughout the term of The Decoration & Design Building Loan, but in such event the borrower is not required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under The Decoration & Design Building Loan documents (without giving effect to the cost of the terrorism component of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HAMILTON LANDING

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Petaluma
Santa Rosa 18 miles
Petaluma Golf and CC
101
116
SONOMA COUNTY
Chileno Vly. Rd.
D Street Ext.
I Street Ext.
San Antonio Rd.
San Antonio
Petaluma River
Lakeville Hwy.
Petaluma Marsh Wildlife Area
Redwood Hwy
Rancho Olompali State Park
Birkenstock
Buck Institute for Research on Aging
BioMarin Pharmaceutical
Marin County Airport
Allianz of America
Novato Blvd.
Stafford Lake
Indian Valley Golf Course
Lions Park
Ohair Park
San Marin Dr.
Sutro Ave.
Center Rd.
Grant Ave.
Atherton Ave.
37
Black Point
Novato
Novato Comm. Hospital, Sutter Health
Vintage Oaks at Novato
Novato Blvd.
Bel Marin Keys
Ultragenyx Pharmaceutical
BioMarin Pharmaceutical
College of Marin Indian Valley Campus
The Space Station Mus.
Marin Country Club
Pacheco Plaza
MARIN COUNTY
Raptor Pharmaceutical
Marin Museum of Contemporary Art
Ignacio Valley Preserve
Novato Theater Company
San Pablo Bay
Lucas Valley Preserve
Hamilton Landing
3, 4, 5, 6, 7, 9 and 10 Hamilton Landing
Novato, CA 94949
Marinwood
Lucas Valley Rd.
Lagunitas
Roys Redwood Preserve
John F. McInnis County Park
Sir Francis Drake Blvd.
Loma Alta Preserve
Sleepy Hollow
San Geronimo Natl. Golf Course
San Geronimo
Woodacre
Northgate
Santa Venetia
N. San Pedro Rd.
China Camp State Park
Sorich Ranch Park
Kaiser Permanente San Rafael Medical Ctr.
San Pedro Mtn. Open Space Preserve
Peacock Gap CC
Pt. San Pedro Rd.
Fairfax
San Anselmo
Cascade Canyon Open Space Preserve
Kent Lake
Bolinas Rd.
Red Hill Ave.
Falkirk Cultural Ctr.
Dominican Univ. of California
Meadows Golf Course
Downtown San Rafael
Montecito Plaza
San Rafael
Ross
Marin Art & Garden Ctr.
Kentfield
Bon Tempe Lake
San Rafael Bay
Alpine Lake
College of Marin
Sir Francis Drake Blvd.
Marin General Hospital
Larkspur Landing
Bon Air Center
ALAMEDA COUNTY
RICHMOND
Richmond - San Rafael Br.
580
San Quentin
Larkspur
Corte Madera
Golden Gate National Recr. Area
Mt. Tamalpais
Blithedale Summit Open Space Preserve
Town Center Corte Madera
The Village at Corte Madera
San Francisco Bay
Bolinas Lagoon
Mill Valley
San Francisco 14 miles
Paradise Dr.
Tiburon
Oakland 13 miles
Fairfield
Vallejo
Novato
San Pablo Bay
San Rafael
Corte Madera
Richmond
Concord
Berkeley
OAKLAND
SAN FRANCISCO
Daly City
Pacific Ocean
Hayward
Livermore
Pleasanton
Dublin
San Ramon
Fremont
Mtn. View
Sunnyvale
Santa Clara
SAN JOSE
Los Gatos

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Novato, California	Cut-off Date Principal Balance		$60,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$147.65
Size (SF)	406,355	Percentage of Initial Pool Balance		6.3%
Total Occupancy as of 7/1/2015(1)	91.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/1/2015(1)	91.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1936 / 2000-2008	Mortgage Rate		4.3400%
Appraised Value	$84,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$11,676,830
Underwritten Expenses	$4,857,675	Escrows
Underwritten Net Operating Income (NOI)	$6,819,155		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,376,127	Taxes	$698,347	$139,669
Cut-off Date LTV Ratio	70.8%	Insurance	$0	$0
Maturity Date LTV Ratio	70.8%	Replacement Reserves	$0	$8,466
DSCR Based on Underwritten NOI / NCF(1)	2.58x / 2.42x	TI/LC(2)	$3,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.4% / 10.6%	Other(3)	$1,477,516	$0
Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$60,000,000	66.9%	Purchase Price	$84,000,000	93.7%
Principal’s New Cash Contribution	29,657,931	33.1	Reserves	5,175,863	5.8
			Closing Costs	482,068	0.5

Total Sources	$89,657,931	100.0%	Total Uses	$89,657,931	100.0%

(1)	Cytograft Tissue Eng, Inc. is currently in occupancy, but is not paying base rent. Without Cytograft, Total and Owned Occupancy are both 90.0%, the DSCR based on Underwritten NOI/NCF is 2.55x/2.39x, and the Debt Yield based on Underwritten NOI/NCF is 11.2%/10.5%. We cannot assure you that Cytograft Tissue Eng, Inc. will resume paying base rent as expected or at all.
(2)	Upfront TI/LC reserve is $3,000,000. Until an acceptable Visual Concepts lease extension or the entering into one or more approved leases, the amount contained in the TI/LC reserve account is required to be no less than $1,000,000. See “—Escrows” below.
(3)	Other upfront reserve represents unfunded obligations related to outstanding tenant improvements ($951,565), rent abatements ($394,680) and deferred maintenance primarily for roofing and HVAC ($131,272). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Hamilton Landing Loan”) is evidenced by a note in the original principal amount of $60,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Novato, California (the “Hamilton Landing Property”). The Hamilton Landing Loan was originated by Goldman Sachs Mortgage Company on July 22, 2015 and represents approximately 6.3% of the Initial Pool Balance. The note evidencing the Hamilton Landing Loan has an outstanding principal balance as of the Cut-off Date of $60,000,000 and an interest rate of 4.3400% per annum. The borrower utilized the proceeds of the Hamilton Landing Loan to acquire the Hamilton Landing Property, fund reserves and pay origination costs.

The Hamilton Landing Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Hamilton Landing Loan requires monthly payments of interest only during its term. The scheduled maturity date of the Hamilton Landing Loan is the due date in August 2025. Voluntary prepayment of the Hamilton Landing Loan is prohibited prior to the due date in February 2025. Provided that no event of default under the Hamilton Landing Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Hamilton Landing Property is a 406,355 SF suburban creative office property located near Highway 101 in Novato, California (approximately 25 miles north of San Francisco). The Hamilton Landing Property is a former military base that was fully redeveloped from 2000 to 2008 by converting seven aircraft hangars into Class A creative office space. The design provides flexible floor plates and suite sizes ranging from approximately 1,000 SF to 60,000 SF, with upwards of 43-foot ceiling heights that can be divided into multiple levels. Historical year-end average occupancy has been 91.2% since 2006. As of July 1, 2015, Total Occupancy and Owned Occupancy at the Hamilton Landing Property were both 91.8%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HAMILTON LANDING

The following table presents certain information relating to the buildings at the Hamilton Landing Property:

Building Summary

Building	Tenant Count	GLA (SF)	% of GLA	Occupancy(1)
Hangar 10	1	64,231	15.8%	100.0%
Hangar 7	2	60,686	14.9	100.0%
Hangar 9	1	58,704	14.4	77.8%
Hangar 6	9	57,862	14.2	92.9%
Hangar 4	2	57,513	14.2	79.9%
Hangar 5	3	55,358	13.6	100.0%
Hangar 3	11	52,001	12.8	91.2%
Total / Wtd. Avg.		406,355	100.0%	91.8%

(1)	Occupancy is as of July 1, 2015.

Visual Concepts Entertainment, Inc. (“Visual Concepts”) is the largest tenant at the Hamilton Landing Property (109,923 SF and 31.7% of UW base rent). Visual Concepts is a subsidiary of Take-Two Interactive Software (NASDAQ: TTWO) that publishes, develops, and distributes video games. The Hamilton Landing Property serves as the main operations and headquarters for Visual Concepts. Take-Two Interactive Software has a market cap of approximately $2.4 billion and develops the Grand Theft Auto series, the NBA 2K series and the other “2K” sports series video games.

The following table presents certain information relating to the major tenants at the Hamilton Landing Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Visual Concepts	NR / NR / NR	109,923	27.1%	$3,626,547	31.7%	$32.99	3/31/2019	1, 5-year extension option
Raptor Pharmaceutical Corp	NR / NR / NR	60,979	15.0	1,785,465	15.6	29.28	8/31/2021	1, 5-year extension option
Marin Community Foundation	NR / NR / NR	31,705	7.8	818,709	7.2	25.82	12/31/2018	2, 5-year extension options
Activision	NR / Ba2 / BB+	24,114	5.9	705,528	6.2	29.26	1/31/2016	NA
Meritage Medical Network	NR / NR / NR	22,266	5.5	676,886	5.9	30.40	5/31/2019	1, 5-year extension option
EDG Interior Architecture	NR / NR / NR	18,813	4.6	574,811	5.0	30.55	11/30/2024	1, 5-year extension option
Mistral Worldwise(2)	NR / NR / NR	18,502	4.6	542,784	4.7	29.34	10/15/2024	2, 5-year extension options
YMCA of SF	NR / NR / NR	11,769	2.9	408,149	3.6	34.68	9/30/2018	NA
Touch Factor	NR / NR / NR	10,876	2.7	345,857	3.0	31.80	1/31/2020	1, 5-year extension option
Verb Ventures, Inc. and Execrank, Inc.	NR / NR / NR	8,724	2.1	301,920	2.6	34.61	8/31/2017	NA
Largest Tenants		317,671	78.2%	$9,786,657	85.6%	$30.81
Remaining Tenants		55,374	13.6	1,651,801	14.4	29.83
Vacant		33,310	8.2	0	0.0	0.00
Totals / Wtd. Avg. Tenants		406,355	100.0%	$11,438,458	100.0%	$28.15

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Mistral Worldwise recently executed a lease to commence on October 15, 2015 and will pay 50% of its contractual base rent for the first 14 months of its lease. Underwritten Base Rent shows the full contractual base rent as an amount equal to the abated rent that was reserved for at origination ($317,981).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the lease rollover schedule at the Hamilton Landing Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	3,842	0.9%	0.9%	$97,947	0.9%	$25.49	2
2015	2,875	0.7	1.7%	89,700	0.8	31.20	1
2016	25,875	6.4	8.0%	766,772	6.7	29.63	3
2017	20,859	5.1	13.2%	665,045	5.8	31.88	4
2018	60,451	14.9	28.0%	1,712,129	15.0	28.32	6
2019	133,473	32.8	60.9%	4,343,109	38.0	32.54	5
2020	22,000	5.4	66.3%	686,512	6.0	31.21	5
2021	66,355	16.3	82.6%	1,959,648	17.1	29.53	3
2022	0	0.0	82.6%	0	0.0	0.00	0
2023	0	0.0	82.6%	0	0.0	0.00	0
2024	37,315	9.2	91.8%	1,117,595	9.8	29.95	3
2025	0	0.0	91.8%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	91.8%	0	0.0	0.00	0
Vacant	33,310	8.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	406,355	100.0%		$11,438,458	100.0%	$28.15	32

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Hamilton Landing Property:

Historical Leased %(1)

2012	2013	2014	As of 7/1/2015
89.2%	92.4%	86.5%	91.8%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year (or other 12-month period) unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Hamilton Landing Property:

Cash Flow Analysis(1)

	2012	2013	2014(2)	Underwritten(3)(4)(5)	Underwritten $ per SF
Base Rent	$10,801,632	$11,053,542	$7,729,188	$11,438,458	$28.15
Gross Up Vacancy	0	0	0	1,020,155	2.51
Total Rent	$10,801,632	$11,053,542	$7,729,188	$12,458,613	$30.66
Total Reimbursables	267,819	467,373	344,562	350,812	0.86
Other Income	116,381	131,329	223,984	22,256	0.05
Less Vacancy & Credit Loss	0	0	0	(1,154,851)	(2.84)
Effective Gross Income	$11,185,832	$11,652,244	$8,297,734	$11,676,830	$28.74

Total Operating Expenses	$4,571,208	$4,931,599	$4,820,205	$4,857,675	$11.95

Net Operating Income	$6,614,624	$6,720,645	$3,477,529	$6,819,155	$16.78
TI/LC	0	0	0	365,821	0.90
Capital Expenditures	0	0	0	77,207	0.19
Net Cash Flow	$6,614,624	$6,720,645	$3,477,529	$6,376,127	$15.69

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Base Rent decreased in 2014 due to Disney’s 3D imaging division (ImageMovers Digital) vacating 120,000 SF at lease maturity in January 2014. The previous owner backfilled 106,000 of the vacated SF with three separate tenants (Visual Concepts, Raptor Pharmaceutical Corp and EDG Interior Architecture) within 5 months.
(3)	Underwritten cash flow based on contractual rents as of July 1, 2015 and contractual rent steps through September 30, 2016.
(4)	Cytograft Tissue Eng, Inc. ($217,010 UW Base Rent) has not made the last seven rental payments as of August 2015. We cannot assure you that the tenant will make its past due rent payments or ongoing payments as expected or at all. The UW NCF DSCR without Cytograft Tissue Eng, Inc. is 2.39x.
(5)	Underwritten Base Rent includes full contracted rent for three tenants who are currently paying reduced rent as an amount equal to the abated rent for all three tenants was reserved for at origination. See “—Escrows” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Appraisal. According to the appraisal, the Hamilton Landing Property had an “as-is” appraised value of $84,700,000 as of July 7, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated June 12, 2015, there are no recognized environmental conditions or recommendations for further action at the Hamilton Landing Property other than a recommendation for a lead-based paint and lead-containing paint materials operations and maintenance (O&M) plan.

■	Market Overview and Competition. The Hamilton Landing Property is located in the North Bay/Santa Rosa office market. As of the first quarter of 2015, the market included a total of 41,046,127 SF office space, with 12.5% vacancy (5,130,766 SF vacant) and net absorption was 32,744 SF. The average rental rate for the submarket in the first quarter of 2015 was $23.32 per SF. The appraisal, quoted comparable rent rates range from $25.44 to $49.80 per SF while recent office leases at the property range from $27.81 to $34.61 per SF.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Hamilton Landing Property:

Office Lease Comparables(1)

	Hamilton Landing(2)	Rowland Plaza	Wood Island	Courthouse Square	Regency Center	Woodside Office Center (A)	Woodside Office Center (B)
Year Built	1936	1990	1976	1975	1988	2002	2002
Total GLA	406,355	80,159	36,865	95,462	130,000	90,214	90,214
Distance from Subject	NA	4.7 miles NW	10.0 miles south	7.8 miles north	4.0 miles north	5.6 miles NW	5.6 miles NW
Rent / SF	$28.15	$31.80	$49.80	$34.80	$31.80	$27.60	$25.44
Major Tenant(s)	Visual Concepts	Listing	Donahue Fitzgerald LLP	Glassberg, Pollak & Associates	Mighty Leaf Tea	American Pacific Mortgage	Andalou Naturals

(1)	Source: Appraisal.
(2)	As provided by the borrower.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the Hamilton Landing Property:

Office Sales Comparables(1)

Property Name	City / State	Sale Date	GLA (SF)	Sale Price	Sale Price per SF	Total Occupancy
Hamilton Landing(2)	Novato, CA	June 2015	406,355	$84,000,000	$206.72	91.8%
Woodside Office Center	Novato, CA	July 2015	87,268	$16,250,000	$186.21	88.0%
Rowland Plaza	Novato, CA	June 2015	143,444	$24,900,000	$173.59	70.0%
San Rafael Center	San Rafael, CA	November 2014	126,774	$34,900,000	$275.29	97.0%
San Rafael Corporate Center	San Rafael, CA	February 2014	314,424	$116,500,000	$370.52	91.0%
Wood Island Office Complex	Larkspur, CA	January 2014	82,731	$39,000,000	$471.41	94.0%
Drakes Landing	Greenbrae, CA	December 2013	130,177	$61,000,000	$468.59	88.0%

(1)	Source: Appraisal.
(2)	As provided by the borrower.

■	The Borrower. The borrower is HL Novato, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hamilton Landing Loan. The non-recourse carveout guarantors under the Hamilton Landing Loan are Todd M. Gooding, ScanlanKemperBard Companies, LLC, and Robert D. Scanlan, each an indirect owner of the borrower.

ScanlanKemperBard Companies, LLC (“SKB”) is a real estate private equity firm based in Portland, Oregon. Since its inception in 1993, SKB has acquired, originated, and managed $3.51 billion worth of real estate comprised of approximately 26 million SF of office, industrial and retail space and 2,055 residential units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Escrows. On the origination date, the borrower funded (i) a tax reserve of $698,347, (ii) a tenant improvements and leasing commissions reserve of $3,000,000, (iii) a deferred maintenance reserve of $131,272 related to, among other things, roof repairs, and (iv) an unfunded obligations reserve of $1,346,245 related to unpaid tenant improvements, leasing commissions ($951,565) and free/reduced rent periods totaling $394,680 for Mistral Worldwise ($317,981), ET Water Suite ($59,174) and Pride Institute ($17,525). Until an acceptable Visual Concepts lease extension or the entering of one or more approved leases, the amount contained in the TI/LC reserve account is required to be no less than $1,000,000.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the Hamilton Landing Loan documents and there is no continuing event of default and (ii) a capital expenditure reserve in the amount of $8,466.

In addition, on each due date during the continuance of a Hamilton Landing Trigger Period, the Hamilton Landing Loan documents require an excess cash reserve or a rollover reserve as discussed under “—Lockbox and Cash Management” below.

A “Hamilton Landing Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the Hamilton Landing Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) falling below 1.10x and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is greater than 1.10x, (ii) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Hamilton Landing Trigger Period is ongoing; (iii) commencing when a natural person is not serving as a guarantor and such entity fails to maintain a net worth of $20,000,000 and liquid assets of $4,000,000 (in each case, excluding assets attributable to the Hamilton Landing Property), and ending when such net worth and liquid assets thresholds are satisfied; and (iv) commencing upon the occurrence of a Hamilton Landing Rollover Trigger Event and ending when either (a) in the case of any Hamilton Landing Rollover Trigger Event, the space is subject to one or more approved substitute leases, and each substitute tenant is in occupancy and paying normal monthly rent and has provided an acceptable estoppel certificate, or (b)(1) in the case of any Hamilton Landing Rollover Trigger Event solely under clause (A)(i) of that definition, Visual Concepts enters a renewal or extension of its existing lease for at least a 5-year term, (2) in the case of any Hamilton Landing Rollover Trigger Event solely under clause (A)(ii) of that definition, the borrower has provided written evidence of the cure of the default by the borrower, (3) in the case of any Hamilton Landing Rollover Trigger Event solely under clause (A)(iii) of that definition, Visual Concepts has recommenced its business and operations in its space and is paying rent and (4) in the case of any Hamilton Landing Rollover Trigger Event solely under clause (A)(iv) of that definition, Visual Concepts has affirmed its lease during the bankruptcy proceeding and is paying normal monthly rent.

A “Hamilton Landing Rollover Trigger Event” means any period when both of the following conditions exist: (A) the earliest of: (i) the date that Visual Concepts gives notice of an intent to terminate or vacate all or a material portion of its space or fails to give notice to renew its lease as of the date that is the earlier of the date required pursuant to its lease and 12 months prior to the expiration of its lease, (ii) a tenant or borrower default under the Visual Concepts lease (where the other party has a termination right), (iii) the date that Visual Concepts goes dark, discontinues its operations or business in all or substantially all of its space, vacates or is otherwise not in occupancy of all or substantially all of its space for a period of 60 consecutive days or more and excluding such events caused solely by casualty, condemnation, renovations or alterations undertaken pursuant to the terms of its lease, or (iv) the date of the filing of a bankruptcy petition by or against Visual Concepts or the guarantor under its lease, and (B) to the extent any event in (i), (ii), (iii) or (iv) above occurs on or after the current expiration date of the Visual Concepts lease, the debt service coverage ratio (as calculated under the Hamilton Landing Loan documents) for the remainder of the Hamilton Landing Property is less than 1.20x.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The Hamilton Landing Loan is structured with a hard lockbox and springing cash management. The Hamilton Landing Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Hamilton Landing Property and all other money received by the borrower or the property manager with respect to the Hamilton Landing Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account within one business day following receipt. For so long as no Hamilton Landing Trigger Period or event of default is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a Hamilton Landing Trigger Period or event of default under the Hamilton Landing Loan, all funds in the lockbox account are required to be swept into a lender-controlled cash management account on a daily basis. On each due date during the continuance of a Hamilton Landing Trigger Period or, at the lender’s discretion, during an event of default under the Hamilton Landing Loan, the Hamilton Landing Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in (i) an excess cash flow reserve account during the continuance of a Hamilton Landing Trigger Period (other than a Hamilton Landing Trigger Period caused by a Hamilton Landing Rollover Trigger Event) or event of default under the Hamilton Landing Loan or (ii) a rollover reserve account during the continuance of a Hamilton Landing Trigger Period caused by a Hamilton Landing Rollover Trigger Event.

■	Property Management. The Hamilton Landing Property is managed by SKB PM I California, Limited Partnership pursuant to a management agreement. Under the Hamilton Landing Loan documents, the Hamilton Landing Property is required to remain managed by SKB PM I California, Limited Partnership or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Hamilton Landing Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. The Hamilton Landing Loan documents permit future mezzanine financing in connection with the sale of the Hamilton Landing Property and the assumption of the Hamilton Landing Loan, subject to satisfaction of certain conditions set forth in the Hamilton Landing Loan documents, including among others: (i) no event of default under the Hamilton Landing Loan is ongoing; (ii) execution of an intercreditor agreement in form and substance reasonably acceptable to the lender and any Rating Agency; (iii) the mezzanine loan together with the Hamilton Landing Loan has a combined loan-to-value ratio (as calculated under the Hamilton Landing Loan documents) of no greater than 75%; (iv) the debt service coverage ratio (as calculated under the Hamilton Landing Loan documents and taking into account the mezzanine loan and the Hamilton Landing Loan) is at least 1.30x; (v) the combined debt yield (as calculated under the Hamilton Landing Loan documents) of the mezzanine loan and the Hamilton Landing Loan is equal to or greater than 103% of 10.46%; (vi) the mezzanine loan is subordinate to the Hamilton Landing Loan; and (vii) receipt of a Rating Agency Confirmation.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Hamilton Landing Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Hamilton Landing Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Hamilton Landing Property are separately allocated to the Hamilton Landing Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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COURTYARD SUNNYVALE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

80

COURTYARD SUNNYVALE

San Francisco Bay
Palo Alto Airport of Santa Clara County
Palo Alto Baylands Park
San Francisco Intl. Airport 20 miles
DON EDWARDS SAN FRANCISCO BAY NATIONAL WILDLIFE REFUGE
Bayshore Fwy
Louis Rd.
Intuit
Shoreline Golf Links
Shoreline Amphitheatre
Garcia Ave.
Palo Alto
101
Google
LinkedIn
Moffett Field Golf Course
Moffett Federal Airfield
San Antonio Rd.
3rd Ave.
Microsoft
NASA Ames Research Ctr.
Lockheed Martin
Juniper Networks
Borregas
NetApp
Crossman
Sunnyvale Baylands Park
237
Santa Clara Golf & Tennis Club
Lafayette St.
Middlefield Rd.
SAN ANTONIO
CALTRAIN
Central Expwy.
South Bay Fwy
San Antonio Shopping Center
85
Symantec
VTA
Fair Oaks Ave.
Vienna
Reamwood
Old Ironsides
Great America
VTA LIGHT RAIL
Levi's Stadium
82
El Camino Blvd.
MTN. VIEW
Middlefield
Whisman
Evelyn
Maude Ave.
Bayshore Fwy
California's Great America
West Valley Mission College
Great America Pkwy.
Synopsys
SUNNYVALE
T-Mobile
Mountain View
Central Expwy.
Intel
Mercado Santa Clara
El Monte Ave.
Bernardo Ave.
Mary Ave.
Pastoria Ave.
Mathilda Ave.
SUNNYVALE
Lawrence Expwy.
Scott Blvd.
Bowers Ave.
San Jose Intl. Airport 2 miles
Los Altos
Cuesta Park
Kifer Rd.
Downtown Sunnyvale
CALTRAIN
Evelyn Ave.
LAWRENCE
Courtyard Sunnyvale
660 West El Camino Real
Sunnyvale, CA 94087
Monroe St.
Springer Rd.
Miramonte Ave.
Grant Rd.
Stevens Creek Fwy
El Camino Real
Remington Dr.
Sunnyvale-Saratoga Rd.
Wolfe Rd.
SANTA CLARA
San Tomas Expwy.
Foothill Expwy
Sunken Gardens Golf Course
Fremont Ave.
El Camino Real
280
Los Altos Golf & Country Club
SANTA CLARA COUNTY
Hollenbeck Ave.
Lawrence Expwy.
Benton St.
Ortega Park
Central Park
Junipero Serra Fwy
Homestead Square Shopping Ctr.
Homestead Rd.
Cupertino Village
Kaiser Permanente Santa Clara Medical Center
Homestead Rd.
Rancho San Antonio County Park
Apple
Pruneridge Ave.
Cupertino
Vallco Shopping Mall
Junipero Serra Fwy
Agilent Technology
Saratoga Ave.
Stevens Creek Blvd.
Seagate Technology
Stevens Creek Blvd.
De Anza College
Marketplace on Stevens Creek
Villa Shopping Center
SANTA CRUZ MOUNTAINS
Foothill Blvd.
McClellan Rd.
Cupertino Civic Center & Community Hall
Deep Cliff Golf Course
Bubb Rd.
Bollinger Rd.
Orchard Farms Shopping Center
Rainbow
SAN JOSE
Fairfield
Vallejo
Novato
San Rafael
Richmond
Concord
Berkeley
OAKLAND
SAN FRANCISCO
Daly City
Hayward
Pleasanton
Livermore
Pacific Ocean
Fremont
Sunnyvale
Santa Clara
SAN JOSE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Sunnyvale, California	Cut-off Date Principal Balance		$40,600,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$280,000.00
Size (Rooms)	145	Percentage of Initial Pool Balance		4.2%
Total Occupancy for T9 as of 7/31/2015(1)	75.3%	Number of Related Mortgage Loans		None
Owned Occupancy for T9 as of 7/31/2015(1)	75.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	2014 / NAP	Mortgage Rate		4.7230%
Appraised Value	$58,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	60

Underwritten Revenues	$10,102,077
Underwritten Expenses	$5,224,946
Underwritten Net Operating Income (NOI)	$4,877,131	Escrows
Underwritten Net Cash Flow (NCF)	$4,473,048		Upfront	Monthly
Cut-off Date LTV Ratio	70.0%	Taxes	$130,002	$21,667
Maturity Date LTV Ratio(2)	61.5%	Insurance	$16,127	$8,063
DSCR Based on Underwritten NOI / NCF	1.93x / 1.77x	FF&E	$0	$33,788
Debt Yield Based on Underwritten NOI / NCF	12.0% / 11.0%	Other	$0	$0

 Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$40,600,000	100.0%	Principal Equity Distribution	$23,408,693	57.7%
			Loan Payoff	16,613,607	40.9
			Closing Costs	431,571	1.1
			Reserves	146,129	0.4
Total Sources	$40,600,000	100.0%	Total Uses	$40,600,000	100.0%

(1)	Total Occupancy and Owned Occupancy represent actual results for the 9-month period from November 30, 2014 through July 31, 2015. Underwritten Total Occupancy and Owned Occupancy are both 81.2%.
(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $60,600,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 64.3%. See “—Appraisal” below.
■	The Mortgage Loan. The mortgage loan (the “Courtyard Sunnyvale Loan”) is evidenced by a note in the original principal amount of $40,600,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a select service hotel property located in Sunnyvale, California (the ”Courtyard Sunnyvale Property”). The Courtyard Sunnyvale Loan was originated by Goldman Sachs Mortgage Company on August 14, 2015 and represents approximately 4.2% of the Initial Pool Balance. The note evidencing the Courtyard Sunnyvale Loan has an outstanding principal balance as of the Cut-off Date of $40,600,000 and an interest rate of 4.7230% per annum. The borrower utilized the proceeds of the Courtyard Sunnyvale Loan to refinance the existing debt on the Courtyard Sunnyvale Property, pay origination costs and return equity to the borrower sponsor.

The Courtyard Sunnyvale Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Courtyard Sunnyvale Loan requires monthly payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Courtyard Sunnyvale Loan is the due date in September 2025. Voluntary prepayment of the Courtyard Sunnyvale Loan is prohibited prior to March 6, 2025. Provided that no event of default under the Courtyard Sunnyvale Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Courtyard Sunnyvale Property is a 145-room select service hotel located in Sunnyvale, California. The Courtyard Sunnyvale Property was constructed in 2014 and is located on a 1.94 acre parcel located at 660 West El Camino Real. The Courtyard Sunnyvale Property features food and beverage outlets, a fitness center, a business center, 300 SF of meeting space and an outdoor pool. Total Occupancy and Owned Occupancy represent actual results for the 9-month period from November 30, 2014 through July 31, 2015. Underwritten Total Occupancy and Owned Occupancy are both 81.2%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the 2014 demand analysis with respect to the Courtyard Sunnyvale Property based on market segmentation, as provided in the appraisal for the Courtyard Sunnyvale Property:

2014 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Commercial
Courtyard Sunnyvale	10.0%	15.0%	75.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the penetration rates relating to the Courtyard Sunnyvale Property, as provided in a June 2015 travel research report for the Courtyard Sunnyvale Property:

Penetration Rates(1)

	Occupancy	ADR	RevPAR
YTD June 2015	94.0%	108.9%	102.4%
TTM June 2015(2)	85.9%	112.6%	96.8%

(1)	Source: June 2015 travel research report.
(2)	The Courtyard Sunnyvale Property opened in October 2014.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Courtyard Sunnyvale Property:

Courtyard Sunnyvale(1)

	T9 7/31/2015 (Open to Date)(2)	Underwritten(3)
Occupancy	75.3%	81.2%
ADR	$224.83	$221.46
RevPAR	$169.30	$179.88

(1)	As provided by the borrower and reflects average occupancy, ADR and RevPAR for the indicated period.

(2)	T9 7/31/2015 (Open to Date) reflects the trailing 9-month performance from November 30, 2014 (first full month of operations) through July 31, 2015.

(3)	Underwritten metrics reflect actual results for the 7-month period from January 2015 through July 2015 and the borrower’s budget for the remaining 5-month period through December 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Courtyard Sunnyvale Property:

Cash Flow Analysis(1)

	T9 7/31/2015 (Open to Date)(2)	Underwritten(3)	Underwritten $ per Room
Rooms Revenue	$6,701,629	$9,520,321	$65,657
Food & Beverage Revenue	229,796	337,011	2,324
Telephone Revenue	889	0	0
Other Revenue	168,278	244,745	1,688
Total Revenue	$7,100,592	$10,102,077	$69,669

Room Expense	1,126,333	1,550,455	10,693
Food & Beverage Expense	241,936	319,651	2,204
Other Expense	44,437	57,889	399
Total Departmental Expense	$1,412,706	$1,927,995	$13,297
Total Undistributed Expense	2,074,415	2,940,188	20,277
Total Fixed Expense	142,696	356,763	2,460
Total Operating Expenses	$3,629,817	$5,224,946	$36,034

Net Operating Income	$3,470,775	$4,877,131	$33,635
FF&E	284,024	404,083	2,787
Net Cash Flow	$3,186,751	$4,473,048	$30,849

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	T9 7/31/2015 (Open to Date) reflects the trailing 9-month performance from November 30, 2014 (first full month of operations) through July 31, 2015.
(3)	Underwritten metrics reflect actual results for the 7-month period from January 2015 through July 2015 (representative of $182.42 average RevPAR) and the budget provided by the borrower for the remaining 5-month period (representative of $176.81 average RevPAR).

■	Appraisal. According to the appraisal, the Courtyard Sunnyvale Property had an “as-is” appraised value of $58,000,000 as of July 7, 2015 and an “as stabilized” appraised value of $60,600,000 as of August 1, 2018, which assumes stabilized operations and 80.0% occupancy.
■	Environmental Matters. According to a Phase I environmental report, dated July 17, 2015, the environmental consultant identified the former presence of an automotive dealership at the Courtyard Sunnyvale Property as a historical recognized environmental condition. Three underground storage tanks were removed from the southern abutting parcel in 1990 and subsurface investigations conducted at the dealership site in 1990 and 2010 identified levels of solvent contamination in one localized soil area that were below applicable environmental screening levels. In addition, the environmental consultant noted that residential redevelopment on the southern abutting parcel indicated that the local soil mitigation requirements for residential land use were completed, and that soil excavation to depths of 3 to 5 feet and installation of a vapor barrier would be standard for construction of a hotel building. The Phase I environmental report recommended no further investigation.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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COURTYARD SUNNYVALE

■	Market Overview and Competition. The Courtyard Sunnyvale Property is located in the Sunnyvale submarket of Sunnyvale, California. The Courtyard Sunnyvale Property and its competitive set have an average occupancy of 84.1%, ADR of $210.42, and RevPAR of $176.95 as of the year to date period ended June 30, 2015.

The following table presents certain information relating to the primary competition for the Courtyard Sunnyvale Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	YTD June 2015 Occupancy	YTD June 2015 ADR	YTD June 2015 RevPAR
Courtyard Sunnyvale	145	2014	79.1%	$229.14	$181.15

Competitive Set
Hilton Garden Inn Mountain View	160	1999	NAV	NAV	NAV
Hampton Inn Suites Mountain View Silicon Valley	88	2004	NAV	NAV	NAV
Joie De Vivre Hotel Avante	91	1985	NAV	NAV	NAV
Courtyard San Jose Cupertino	149	1988	NAV	NAV	NAV
TownePlace Suites Sunnyvale Mountain View	94	2003	NAV	NAV	NAV
Aloft Hotel Cupertino	123	2013	NAV	NAV	NAV
Total / Wtd. Avg. Competitive Set			84.1%	$210.42	$176.95

(1)	Source: June 2015 travel research report.
■	The Borrower. The borrower is T Alliance Three - Sunnyvale, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Courtyard Sunnyvale Loan. The non-recourse carveout guarantors under the Courtyard Sunnyvale Loan are the Mayur B. Patel Family Trust Dated April 1, 2002, the majority indirect owner of the borrower, and Mayur B. Patel, the trustee of the Mayur B. Patel Family Trust dated April 1, 2002.

T2 Hospitality, an indirect owner of the borrower, is a turn-key hotel investment company that specializes in owning, operating and developing hospitality assets. T2 Hospitality’s current portfolio consists of over 5,000 rooms across 18 properties, all of which are located in California, with the exception of one. T2 Hospitality, a privately owned hotel company, is an affiliate of Tarsadia Hotels.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve of $130,002 and (ii) an insurance reserve of $16,127.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period and (ii) an FF&E reserve in the amount of (a) on each due date from October 2015 through and including September 2016, $33,788, and (b) beginning on the due date in October 2016, the greater of (1) the monthly amount required to be reserved for the replacement of furniture, fixtures and equipment pursuant to the franchise agreement and (2) one-twelfth of 4% (or 5% beginning on the due date in October 2017) of the operating income for the Courtyard Sunnyvale Property for the previous 12-month period (as determined on August 31 of each year).

In addition, on each due date during the continuance of a Courtyard Sunnyvale Trigger Period, the Courtyard Sunnyvale Loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

A “Courtyard Sunnyvale Trigger Period” means (i) any period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) beginning December 31, 2015 during which the debt service coverage ratio (as calculated under the Courtyard Sunnyvale Loan documents) is less than 1.30x, and ending at the conclusion of the second fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than 1.30x, or (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Courtyard Sunnyvale Trigger Period is ongoing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The Courtyard Sunnyvale Loan is structured with a hard lockbox and springing cash management. The Courtyard Sunnyvale Loan documents require the borrower to direct credit card companies to remit all credit card receivables directly to a lender-controlled lockbox account, and require that all cash revenues relating to the Courtyard Sunnyvale Property and all other money received by the borrower or the property manager with respect to the Courtyard Sunnyvale Property be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt. On each business day that no Courtyard Sunnyvale Cash Management Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a Courtyard Sunnyvale Cash Management Period, all funds in the lockbox account are required to be swept into a lender-controlled cash management account and (a) if a Courtyard Sunnyvale Trigger Period is continuing (or, at the lender’s discretion, during the continuance of an event of default under the Courtyard Sunnyvale Loan documents), be used to pay debt service, required reserves and operating expenses, with all remaining amounts reserved in an excess cash flow reserve account or (b) if no Courtyard Sunnyvale Trigger Period or event of default is continuing under the Courtyard Sunnyvale Loan documents, the borrower-controlled operating account. During the continuance of an event of default under the Courtyard Sunnyvale Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Courtyard Sunnyvale Loan to amounts payable under the Courtyard Sunnyvale Loan documents and/or toward the payment of expenses of the Courtyard Sunnyvale Property, in such order of priority as the lender may determine.

A “Courtyard Sunnyvale Cash Management Period” means any period (i) during the continuance of the initial Courtyard Sunnyvale Trigger Period, (ii) during the continuance of the initial event of default under the Courtyard Sunnyvale Loan or (iii) commencing upon the occurrence of any subsequent Courtyard Sunnyvale Trigger Period or event of default under the Courtyard Sunnyvale Loan and ending upon the satisfaction of the indebtedness under the Courtyard Sunnyvale Loan.

■	Property Management. The Courtyard Sunnyvale Property is managed by Evolution Hospitality, LLC pursuant to a management agreement that expires in January 2018. Under the Courtyard Sunnyvale Loan documents, the Courtyard Sunnyvale Property is required to remain managed by Evolution Hospitality, LLC or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Courtyard Sunnyvale Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.
■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Courtyard Sunnyvale Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Courtyard Sunnyvale Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may only have a deductible acceptable to the lender in its sole discretion. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Courtyard Sunnyvale Property are separately allocated to the Courtyard Sunnyvale Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Somerset
Golf Club
1 151
PAR 126
3 101

City of Birmingham
N
Coolidge Road
OCEAN PRIME
The Somerset Collection
NORDSTROM
CAPITAL
macy's
Somerset Park
Maple Road
INFINITI
JAGUAR
MAGGIANO'S
BUGATTI
BENTLEY
Big Beaver Road
Crooks Road
KELLY

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Somerset Park Apartments
1911 Golfview Drive
Troy, MI 48084
Pontiac
Auburn Hills
Rochester Hills
Troy
Bloomfield Hills
Birmingham
Bloomfield Township
Beverly Hills
Clawson
Royal Oak
Sterling Heights
Madison Heights
Warren
Berkley
Lathrup Village
Huntington Woods
Southfield
Oak Park
Hazel Park
Ferndale
DETROIT
OAKLAND COUNTY
MACOMB COUNTY
WAYNE COUNTY
Auburn Ave
Auburn Rd
South Blvd
Square Lake Rd
Long Lake Rd
Wattles Rd
Lone Pine Rd
Big Beaver Rd
Kirts Blvd
Maple Rd
14 Mile Rd
13 Mile Rd
12 Mile Rd
11 Mile Rd
10 Mile Rd
9 Mile Rd
8 Mile Rd
Oak Park Blvd
Lahser Rd
Adams Rd
Coolidge Hwy
Crooks Rd
Rochester Rd
Stephenson Hwy
Dequindre Rd
Evergreen Rd
Southfield Rd
Greenfield Rd
Main St
Hilton Rd
John R Rd
Wyoming Ave
Berg Rd
Woodward Ave
Chrysler Frwy
Walter P. Reuther Frwy
John C. Lodge Frwy
AMTRAK
TROY AMTRAK
75
696
24
10
39
102
Pine Trace Golf Course
Troy Farm Park
Firefighters Park
Walsh College
Raintree Park
Phillip J. Huber Park
Troy Commons Shopping Center
Somerset Collection-North
Somerset Collection-South
Midtown Square
Oakland/Troy Airport
Oakland Hills Country Club
Birmingham Golf Course
Oakland Mall
Beaumont Health System
Red Run Golf Club
Universal Mall Shopping Center
Civic Ctr. Park
Southfield Civic Ctr. Arena
Harley Ellis Devereaux
Yahoo
CDW
Lawrence Technological University
Detroit Zoo
Oakland Comm. College-Southfield
Providence Park Hospital
Northland Center
Michigan State Fairgrounds
Detroit Metro-Wayne County Airport 20 miles
Downtown Detroit 8 miles
Waterford
Pontiac
Rochester Hills
Rochester
Shelby
Troy
Clinton
West Bloomfield
Birmingham
Sterling Heights
Farmington Hills
Warren
St. Clair Shores
Southfield
Novi
MICHIGAN
Livonia
Redford
DETROIT
Canton
Dearborn
Westland
WINDSOR
Lake St. Clair
U.S. CANADA
ONTARIO
Taylor
Southgate
Amherstburg
LaSalle
Woodhaven
Trenton
Belleville

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF
Location (City/State)	Troy, Michigan	Cut-off Date Principal Balance(3)		$36,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit(2)		$80,862.53
Size (Units)	2,226	Percentage of Initial Pool Balance		3.8%
Total Occupancy as of 8/11/2015	93.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/11/2015	93.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1964 / 2015	Mortgage Rate		4.5500%
Appraised Value(1)	$249,750,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$24,789,739
Underwritten Expenses	$9,759,082	Escrows
Underwritten Net Operating Income (NOI)	$15,030,657		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$14,719,017	Taxes	$672,715	$106,780
Cut-off Date LTV Ratio(1)(2)	72.1%	Insurance	$0	Springing
Maturity Date LTV Ratio(1)(2)	72.1%	Replacement Reserves	$26,500,000	$46,375
DSCR Based on Underwritten NOI / NCF(2)	1.81x / 1.77x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	8.4% / 8.2%	Other(4)	$1,875	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Combination Amount	$180,000,000	73.2%	Purchase Price	$216,000,000	87.8%
Principal’s New Cash Contribution	65,943,738	26.8	Reserves	27,174,590	11.0
			Closing Costs	2,769,148	1.1
Total Sources	$245,943,738	100.0%	Total Uses	$245,943,738	100.0%

(1)	The Appraised Value assumes the completion of $14.6 million of capital improvements as of May 20, 2016. An upfront replacement reserve of $26.5 million is in place. The appraiser concluded an “as-is” appraised value of $227,500,000. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio based on the “as-is” appraised value are both 79.1%.
(2)	Calculated based on the aggregate balance of the Somerset Park Apartments Loan Combination of $180,000,000.
(3)	The Cut-off Date Principal Balance of $36,500,000 represents non-controlling notes A-1-3 and A-2-3 of a $180,000,000 loan combination evidenced by six pari passu notes. The companion loans are evidenced by: (i) the controlling notes A-1-1 and A-2-1 with an aggregate principal balance of $73,500,000 as of the Cut-off Date, which were contributed to the Wells Fargo Commercial Mortgage Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30 (“WFCM 2015-C30”) transaction; and (ii) the non-controlling notes A-1-2 and A-2-2 with an aggregate principal balance of $70,000,000 as of the Cut-off Date, which are expected to be contributed to one or more future securitization transactions.
(4)	Other Upfront reserve represents a $1,875 environmental reserve.
■	The Mortgage Loan. The mortgage loan (the “Somerset Park Apartments Loan”) is part of a $180.0 million loan combination (the “Somerset Park Apartments Loan Combination”) comprised of six pari passu notes that are together secured by a first mortgage encumbering the borrowers’ fee simple interest in a 2,226-unit multifamily complex located in Troy, Michigan (the “Somerset Park Apartments Property”). The Somerset Park Apartments Loan (which is evidenced by notes A-1-3 and A-2-3, and represents a non-controlling interest in the Somerset Park Apartments Loan Combination) will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $36,500,000 and represents 3.8% of the Initial Pool Balance. The related companion loans (the “Somerset Park Apartments Companion Loans”) are held outside the issuing entity and are evidenced by the following four pari passu notes: (i) notes A-1-1 and A-2-1, which represent the controlling interest in the Somerset Park Apartments Loan Combination, have an aggregate outstanding principal balance as of the Cut-off Date of $73,500,000 and were contributed to the WFCM 2015-C30 transaction; and (ii) notes A-1-2 and A-2-2, which represent a non-controlling interest in the Somerset Park Apartments Loan Combination, have an aggregate outstanding principal balance of $70,000,000, are currently held by Rialto Mortgage Finance, LLC and are expected to be contributed to one or more future securitization transactions. The Somerset Park Apartments Loan Combination was originated by Rialto Mortgage Finance, LLC on June 30, 2015, and each note has an interest rate of 4.5500% per annum. The proceeds of the Somerset Park Apartments Loan were primarily used to acquire the Somerset Park Apartments Property. The Somerset Park Apartments Loan Combination is being serviced under the WFCM 2015-C30 pooling and servicing agreement. See “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Somerset Park Apartments Loan and the Somerset Park Apartments Companion Loan.

The Somerset Park Apartments Loan had an initial term of 120 months, has a remaining term of 118 months as of the Cut-off Date and requires 120 interest-only payments. The scheduled maturity date of the Somerset Park Apartments Loan is the due date in July 2025. Voluntary prepayment of the Somerset Park Apartments Loan is permitted on or after the due date in January 2025. Defeasance of the Somerset Park Apartments Loan with direct, non-callable obligations of the United States of America or other obligations which are “government

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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securities” permitted under the related loan documents is permitted at any time after the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Somerset Park Apartments Property is a 2,226-unit garden-style multifamily property consisting of 158 two-story residential buildings situated on approximately 290.0 acres and located in Troy, Michigan. The Somerset Park Apartments Property is located 20 miles northwest of the Detroit central business district and adjacent to Somerset Collection, an upscale, luxury super-regional mall with more than 180 specialty stores. The Somerset Park Apartments Property was constructed from 1964 to 1970 and features 594 one-bedroom units, 1,500 two-bedroom units (including townhomes) and 132 three-bedroom units (including townhomes). The one-bedroom units have floor plans ranging from 700 to 1,100 square feet and average 860 square feet; the two-bedroom units have floor plans ranging from 850 to 1,600 square feet and average 1,172 square feet; the three-bedroom units have floor plans ranging from 924 to 1,800 square feet and average 1,674 square feet; the two-bedroom townhomes have floor plans ranging from 1,276 to 1,550 square feet and average 1,456 square feet, and the three-bedroom townhomes have floor plans totaling 1,600 square feet. Overall, unit sizes range from 700 square feet to 1,800 square feet, with an average unit size of 1,124 square feet. Community amenities consist of a nine-hole golf course, a 16-acre park, a 2.5-mile walking path, five swimming pools with sun decks, a fitness center, eight tennis courts, a sand volleyball court, a basketball court, a softball field, cross-county skiing trails, a children’s playground, a leasing office and an activities center. Unit amenities include fully equipped kitchens, ceramic tiled baths, large closets, private patios/balconies, covered parking, ceiling fans, individual alarm systems, and washer/dryer connections. Selected units feature private entrances and walk-in closets. The Somerset Park Apartments Property contains 4,166 surface and carport parking spaces, reflecting an overall parking ratio of 1.9 spaces per unit. As of August 11, 2015, Total Occupancy and Owned Occupancy were both 93.2%.

Following the acquisition of the Somerset Park Apartments Property, the borrowers plan to invest approximately $14.6 million by June 2016 and $34.2 million ($15,364 per unit) in total in the Somerset Park Apartments Property for unit interior renovations, the addition of washer and dryers to each unit and the conversion of the two-bedroom/one bathroom units to two-bedroom/two bathroom units. Additional planned renovations include replacement of all unit windows and updates to all common hallways. Renovations are also planned for the common amenities, including updating the leasing office and activities buildings. Interior unit renovations will take place initially in currently vacant units; the currently occupied units will be renovated thereafter as they turn over, and are expected to be completed within five years.

The following table presents certain information relating to the units and rent at the Somerset Park Apartments Property:

Unit Mix(1)

Unit Type	Occupied Units	Vacant Units	Total Units	% of Total Units	Average SF per Unit	Monthly Market Rent per Unit(2)	Monthly Actual Rent per Unit	Monthly Underwritten Rent per Unit	Underwritten Annual Rent
1 Bedroom / 1 Bath	530	64	594	26.7%	860	$845	$813	$813	$5,172,156
2 Bedroom / 1 Bath	920	102	1,022	45.9	1,068	$949	$942	$942	10,400,808
2 Bedroom / 2 Bath	391	33	424	19.0	1,420	$1,107	$1,117	$1,117	5,241,588
2 Bedroom / 1.5 Bath Townhouse	54	0	54	2.4	1,456	$1,282	$1,294	$1,294	838,500
3 Bedroom / 2 Bath	95	17	112	5.0	1,674	$1,462	$1,484	$1,484	1,692,060
3 Bedroom / 2.5 Bath Townhouse	18	2	20	0.9	1,600	$1,550	$1,510	$1,510	326,100
Total / Wtd. Avg.	2,008	218	2,226	100.0%	1,124	$991	$982	$982	$23,671,212

(1)	As provided by the borrowers per the underwritten June 1, 2015 rent roll.

(2)	Source: Appraisal

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the Somerset Park Apartments Property:

Historical Leased %(1)

	2012	2013	2014	As of 8/11/2015
Owned Space	88.6%	85.2%	89.0%	93.2%

(1)	As provided by the borrowers and which represents occupancy as of December 31 for the indicated year, unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Somerset Park Apartments Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 5/31/2015	Underwritten(2)	Underwritten $ per Unit
Base Rent	$23,527,795	$24,671,362	$25,619,513	$26,164,959	$23,671,212	$10,634
Gross Up Vacancy	0	0	0	0	2,584,442	1,161
Goss Potential Rent	$23,527,795	$24,671,362	$25,619,513	$26,164,959	$26,255,654	$11,795
Vacancy, Credit Loss & Concessions	(3,148,730)	(3,238,295)	(3,280,155)	(3,302,927)	(2,669,335)	(1,199)
Total Rent Revenue	$20,379,065	$21,433,067	$22,339,358	$22,862,032	$23,586,319	$10,596
Other Revenue (3)	1,029,576	1,072,722	1,116,409	1,203,420	1,203,420	541
Effective Gross Income	$21,408,641	$22,505,789	$23,455,767	$24,065,452	$24,789,739	$11,136

Total Operating Expenses	$8,411,600	$8,883,836	$9,365,697	$9,317,835	$9,759,082	$4,384

Net Operating Income	$12,997,041	$13,621,953	$14,090,070	$14,747,617	$15,030,657	$6,752
Replacement Reserves	0	0	0	0	311,640	140
Net Cash Flow	$12,997,041	$13,621,953	$14,090,070	$14,747,617	$14,719,017	$6,612

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the June 1, 2015 rent roll.

(3)	Other Revenue includes application fees, pet fees, forfeited deposits, break-lease fees, laundry income, washer/dryer income, late fees, and miscellaneous charges.

■	Appraisal. According to the appraisal, the Somerset Park Apartments Property had an “as-is” appraised value of $227,500,000 as of May 20, 2015. The appraiser also concluded to an “as stabilized” value of $249,750,000 with an “as stabilized” valuation date of May 20, 2016. The “as stabilized” valuation assumes that approximately $14.6 million in renovations will be completed by May 2016. The borrowers reserved $26.5 million of the approximate $34.2 million in aggregate budgeted renovation costs at origination.

■	Environmental Matters. According to a Phase I environmental report, dated June 2, 2015, there are no recommendations for further action at the Somerset Park Apartments Property other than a recommendation for an asbestos operations and maintenance (O&M) plan.

■	Market Overview and Competition. The Somerset Park Apartments Property is located in Troy, Michigan, approximately 20.0 miles northwest of the Detroit central business district. The Detroit metropolitan statistical area’s population of 4.3 million accounts for approximately 43.4% of the state of Michigan. Land uses surrounding the Somerset Park Apartments Property consist of retail and commercial developments along the Big Beaver Road corridor (the primary commercial artery for the neighborhood) interspersed with residential development. The Somerset Collection, located directly adjacent to the Somerset Park Apartments Property, is a super-regional mall containing approximately 1.5 million square feet with more than 180 stores and is anchored by Neiman Marcus, Saks Fifth Avenue, Nordstrom and Macy’s. The area’s largest automobile corridor, the Troy Motor Mall, is located just south of the Somerset Park Apartments Property and offers domestic and import brands as well as luxury brands such as Rolls Royce, Bentley, Bugatti and Lamborghini. Additional retailers are located along Big Beaver Road, the primary commercial corridor in the area, including freestanding and in-line retail, bank

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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branches, and restaurants. Big Beaver Road is also a significant office corridor for the area, with approximately half of the 13.0 million square feet of office space found within the Troy office market.

Primary regional access to the neighborhood is provided by Interstate 75, located approximately 1.6 miles east of the Somerset Park Apartments Property. Interstate 75 is the primary north/south freeway through the Detroit metropolitan statistical area and connects to Interstate 696, which is the primary east/west freeway through the northern suburbs of Detroit. The Somerset Park Apartments Property is situated two blocks south of Big Beaver Road, the primary east/west commercial thoroughfare through Troy. The estimated 2015 population within a one-, three-, and five-mile radius of the Somerset Park Apartments Property is 8,471, 89,070 and 242,570, respectively, and the average household income within the same radii is $84,985, $100,794 and $98,333, respectively.

The following table presents certain information relating to the primary competition for the Somerset Park Apartments Property:

Competitive Set(1)

	Somerset Park Apartments	Eagles Landing of Troy	Village Green of Troy	Charter Square Apartments	Buckingham Square Apartments	Amber Creek Village
Location	Troy	Troy	Troy	Troy	Troy	Troy
Year Built	1964	1974	1974	1967	1968	1969
Occupancy	90.2%	97.0%	99.0%	98.0%	98.0%	99.0%
No. of Units	2,226	544	168	492	146	91
Distance	—	3.0 miles	2.6 miles	1.9 miles	4.4 miles	2.1 miles

(1)	Source: Appraisal.

■	The Borrowers. The borrowers, Troy Apts I, LLC, Troy Apts II, LLC, Troy Apts III, LLC and Troy Apts IV, LLC, are tenant-in-common borrowers, each structured as a single purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Somerset Park Apartments Loan. The non-recourse carve-out guarantors are Marc S. Solomon and Mark S. Rosen.

■	Escrows. On the origination date of the Somerset Park Apartments Loan, the borrowers funded escrow reserves of approximately $26,500,000 with respect to replacement reserves, $672,715 with respect to real estate taxes, and $1,875 with respect to an environmental reserve.

On each due date, the borrowers are required to fund the following reserves with respect to the Somerset Park Apartments Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period and (ii) a replacement reserve in an amount equal to $46,375. The related loan documents do not require monthly escrows for insurance provided that (i) no event of default has occurred and is continuing; (ii) the Somerset Park Apartments Property is insured via an acceptable blanket insurance policy; and (iii) the borrowers provide the lender with evidence of renewal of the insurance policies and timely proof of payment of the insurance premiums when due.

The $26.5 million upfront replacement reserve will be used for unit interior renovations ($13,680,000), the addition of washers and dryers to each unit ($6,100,000) and the conversion of the two-bedroom/one bathroom units to two-bedroom/two-bathroom units ($3,350,000). Additional renovations include replacement of all unit windows and updates to all common hallways. Improvements are also planned for the common amenities, including updating the leasing office and activities buildings. The borrowers plan to spend approximately $34.2 million ($15,364 per unit) on the renovation, of which approximately $14.6 million is expected to be completed by the end of May 2016. Funds in the capital expenditure reserve will be released as renovations are completed until a balance of $5.0 million is reached, which will not be released to the borrowers until the $26.5 million in capital improvements are completed and the Somerset Park Apartments Property achieves a net operating income debt yield of at least 8.75% based on the trailing twelve months’ performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The Somerset Park Apartments Loan requires a springing lockbox and springing cash management, which will be established upon written notification from the lender to the lockbox bank. Upon the occurrence of a Cash Management Trigger Event (as defined below), the related loan documents require the borrowers to set up the account for the sole and exclusive benefit of the lender into which the borrowers are required within five (5) business days to deposit or cause to be deposited all revenue generated by the Somerset Park Apartments Property. Following the occurrence of a Cash Management Trigger Event, the funds on deposit in the lockbox account are required to be transferred to the cash management account under the control of the lender. On each due date after the occurrence of a Cash Management Trigger Event, the related loan documents require that all amounts on deposit in the cash management account be applied to the payment of debt service, funding of required monthly escrows for real estate taxes, insurance premiums, replacement reserves, fees and expenses of the lockbox bank, interest accruing at the default rate, funds to be applied to the operating expenses set forth in the annual operating budget and funds sufficient to pay for extraordinary or other operating expenses not included in the approved annual budget but approved by lender, if any, which such operating expenses and extraordinary expenses will be released to a borrower-controlled account and all excess cash flow will be applied to the excess cash flow account if a Cash Sweep Event is in effect or to a borrower-controlled account if no Cash Sweep Event is in effect.

A “Cash Management Trigger Event” means the occurrence of an event of default under the Somerset Park Apartments Loan or any bankruptcy action of the borrowers, guarantors or property manager.

A “Cash Sweep Event” means the occurrence of an event of default under the Somerset Park Apartments Loan or any bankruptcy action of the borrowers, guarantors or property manager.

■	Property Management. The Somerset Park Apartments Property is currently managed by Troy Apartment Management, LLC pursuant to a management agreement. The Somerset Park Apartments Loan documents provide that the borrowers may terminate the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, if: (i) an event of default under the Somerset Park Apartments Loan documents has occurred and is continuing; (ii) the property manager is in default under the management agreement beyond any applicable notice and cure period; (iii) the property manager becomes insolvent or a debtor in any bankruptcy action; or (iv) at any time the property manager has engaged in negligence, fraud, willful misconduct or misappropriation of funds.

■	Mezzanine or Subordinate Indebtedness. Mezzanine debt is permitted, provided that no event of default has occurred and is continuing and provided that all the following conditions have been satisfied: (i) the subordinate mezzanine loan is junior and subordinate to the Somerset Park Apartments Loan; (ii) the lender’s review and approval of the terms and conditions of the subordinate mezzanine loan and related loan documents; (iii) the aggregate loan-to-value ratio does not exceed 75%; (iv) lender has determined the existing debt and mezzanine debt have a combined debt service coverage ratio of not less than 1.25x; (v) the lender of the subordinate debt is a qualified lender and is at all times during the term of the Somerset Park Apartments Loan the sole owner and holder of the subordinate debt and will not sell, convey, mortgage, grant, bargain, encumber, pledge, assign, grant options or otherwise transfer or dispose of all or any portion of the subordinate mezzanine loan to any other person other than a qualified lender in accordance with an intercreditor agreement; (vi) all documents and instruments evidencing or securing the subordinate mezzanine loan are reasonably acceptable to lender and an intercreditor agreement acceptable to lender has been executed; (vii) the subordinate mezzanine debt (1) is non-recourse as to principal and interest required to be paid under the subordinate mezzanine loan, (2) will not have a maturity date earlier than the Somerset Park Apartments Loan and (3) is not be secured by a lien against the Somerset Park Apartments Property but will only be secured by a pledge of the direct or indirect ownership interests in the borrowers; (viii) the borrowers have paid all fees incurred in connection with the subordinate mezzanine debt; (ix) rating agency confirmation has been obtained; and (x) each of the borrowers continues to be a single purpose entity, among other conditions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Capital Improvement Plan. The related loan documents require that the borrowers complete a total of $14,576,625 of capital improvements on or before June 30, 2016. The capital improvements include but are not limited to the unit interior renovations, the addition of washers and dryers to each unit and the conversion of the two-bedroom/one bathroom units to two-bedroom/two bathroom units. Additional planned renovations include replacement of all unit windows and updates to all common hallways. Renovations are also planned for the common amenities, including updating the leasing office and activities buildings.

As described in “—Escrows” above, at origination, the borrowers reserved $26,500,000 in connection with the foregoing work.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Somerset Park Apartments Property, plus 18 months of business interruption coverage as calculated under the related loan documents (with an additional extended period of indemnity as reasonably required by the lender) in an amount equal to 100% of the projected gross income from the Somerset Park Apartments Property (on an actual loss sustained basis) for a period continuing until the restoration of the Somerset Park Apartments Property is completed and containing an extended period endorsement which provides for up to 12 months of additional coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Greylyn Business Park
9101-9535 Monroe Road
Charlotte, NC 28270
CHARLOTTE
Mint Hill
Matthews
Stallings
Indian Trail
Weddington
Providence Plantation
Providence Crossing
East Forest
Lansdowne
Foxcroft
Sharon Woods
Carmel
White Oak
South Park
Barclay Downs
Myers Park
Dilworth
Elizabeth
Uptown
Belmont
Plaza-Midwood
NoDa
Tryon Hills
Oak Forest
Hickory Ridge
MECKLENBURG COUNTY
UNION COUNTY
Charlotte/Douglas Intl. Airport 17 miles
CONCORD
Huntersville
Mt. Holly
Harrisburg

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF
Location (City/State)	Charlotte, North Carolina	Cut-off Date Principal Balance		$35,625,000
Property Type	Industrial	Cut-off Date Principal Balance per SF		$54.95
Size (SF)	648,314	Percentage of Initial Pool Balance		3.7%
Total Occupancy as of 6/11/2015	82.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/11/2015	82.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1965-1998 / NAP	Mortgage Rate		4.8410%
Appraised Value	$47,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
Underwritten Revenues	$5,065,008
Underwritten Expenses	$1,355,506	Escrows
Underwritten Net Operating Income (NOI)	$3,709,502		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,404,794	Taxes	$242,903	$33,048
Cut-off Date LTV Ratio	74.4%	Insurance	$8,735	$4,159
Maturity Date LTV Ratio	63.8%	Replacement Reserves(2)	$0	$11,886
DSCR Based on Underwritten NOI / NCF(1)	1.71x / 1.57x	TI/LC(3)	$1,250,000	$54,026
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.6%	Other(4)	$15,625	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$35,625,000	73.9%	Purchase Price	$46,000,000	95.4%
Principal’s New Cash Contribution	7,176,716	14.9	Reserves	1,517,263	3.1
Mezzanine Loan Amount(5)	5,375,000	11.1	Closing Costs	714,453	1.5
Other Sources	55,000	0.1
Total Sources	$48,231,716	100.0%	Total Uses	$48,231,716	100.0%

(1)	The DSCR Based on Underwritten NOI / NCF is calculated using the Greylyn Business Park Loan’s non-standard amortization schedule as set forth in Annex G to the Free Writing Prospectus, and is calculated based on the aggregate debt service for the 12-month period commencing August 6, 2017.
(2)	Replacement reserves are capped at $520,000.
(3)	TI/LC reserves are capped at $1,250,000.
(4)	Other upfront reserves represent a deferred maintenance reserve of $15,625.
(5)	See “—Mezzanine or Subordinate Indebtedness” below.

■	The Mortgage Loan. The mortgage loan (the “Greylyn Business Park Loan”) is evidenced by a note in the original principal amount of $35,625,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 648,314 SF industrial property located in Charlotte, North Carolina (the “Greylyn Business Park Property”). The Greylyn Business Park Loan was originated by Rialto Mortgage Finance, LLC on July 1, 2015 and represents approximately 3.7% of the Initial Pool Balance. The note evidencing the Greylyn Business Park Loan has an outstanding principal balance as of the Cut-off Date of $35,625,000 and has an interest rate of 4.8410% per annum. The proceeds of the Greylyn Business Park Loan were primarily used to acquire the Greylyn Business Park Property.

The Greylyn Business Park Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Greylyn Business Park Loan requires payments of interest only for the initial 24 months of its term followed by payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Greylyn Business Park Loan is the due date in July 2025. Voluntary prepayment of the Greylyn Business Park Loan is permitted after the due date in January 2025. Defeasance of the Greylyn Business Park Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the related loan documents is permitted at any time after the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Greylyn Business Park Property is comprised of 19 single-story industrial/flex buildings containing 648,314 SF and surface parking of 1,522 spaces located in Charlotte, North Carolina, approximately eight miles southeast of the central business district. The Greylyn Business Park Property was built in phases between 1965 and 1998. Access to the Greylyn Business Park Property is provided by Independence Boulevard (approximately 2.3 miles east of the related property), which travels in a northwest/southeast direction and connects to Interstates 77 and 85 to the northwest as well as Interstate 485 to the southeast. Interstate 485 forms Charlotte’s outer perimeter beltway and directly links to Interstates 77 and 85. The Greylyn Business Park Property predominately consists of local tenants and is comprised of 44.6% flex tenants, 39.2% industrial tenants, and 16.2% office/retail tenants. As of June 11, 2015, Total Occupancy and Owned Occupancy were both 82.6% at the Greylyn Business Park Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the Greylyn Business Park Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
AECOM Technology Corporation(2)	NR / Ba2 / BB	44,048	6.8%	$418,238	9.7%	$9.50	5/31/2021	2, 3-year options
Crown Point Family Physicians	NR / NR / NR	14,847	2.3	282,093	6.6	19.00	10/31/2022	NA
CT Partners II, LLC	NR / NR / NR	31,258	4.8	203,177	4.7	6.50	2/28/2019	NA
Anita Goodesign, Inc.	NR / NR / NR	22,957	3.5	187,018	4.4	8.15	12/31/2017	NA
Tax Management Associates, Inc.	NR / NR / NR	10,155	1.6	119,220	2.8	11.74	8/31/2018	NA
Sweetwater Logistics	NR / NR / NR	36,000	5.6	111,240	2.6	3.09	8/31/2019	1, 3-year option
Herff Jones, Inc.	NR / NR / NR	19,035	2.9	111,068	2.6	5.83	4/30/2018	3, 3-year options
Patterson Dental Supply, Inc.	NR / NR / NR	9,353	1.4	105,315	2.5	11.26	7/31/2015	2, 5-year options
Charlotte-Meck Police	NR / NR / NR	10,000	1.5	99,194	2.3	9.92	5/31/2023	NA
Inner Peaks, Inc.	NR / NR / NR	13,200	2.0	99,089	2.3	7.51	10/31/2019	1, 5-year option
Ten Largest Tenants		210,853	32.5%	$1,735,652	40.4%	$8.23
Remaining Tenants		324,883	50.1	2,560,566	59.6	7.88
Vacant		112,578	17.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		648,314	100.0%	$4,296,219	100.0%	$8.02

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	AECOM Technology Corporation has a one-time termination option effective on February 1, 2018, which requires (i) that written notice be given prior to August 1, 2017, (ii) that the tenant is not in default at the time of the termination notice and (iii) payment of a termination fee equal to $484,867.

The following table presents certain information relating to the lease rollover schedule at the Greylyn Business Park Property:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	26,730	4.1	4.1%	250,041	5.8	9.35	9
2016	71,470	11.0	15.1%	556,089	12.9	7.78	22
2017	94,368	14.6	29.7%	670,974	15.6	7.11	18
2018	114,224	17.6	47.3%	965,202	22.5	8.45	22
2019	112,524	17.4	64.7%	633,635	14.7	5.63	8
2020	27,197	4.2	68.9%	203,860	4.7	7.50	5
2021	56,398	8.7	77.6%	543,273	12.6	9.63	3
2022	22,825	3.5	81.1%	373,950	8.7	16.38	3
2023	10,000	1.5	82.6%	99,194	2.3	9.92	1
2024	0	0.0	82.6%	0	0.0	0.00	0
2025	0	0.0	82.6%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	82.6%	0	0.0	0.00	0
Vacant	112,578	17.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	648,314	100.0%		$4,296,219	100.0%	$8.02	91

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Certain tenants have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the Greylyn Business Park Property:

Historical Leased %(1)

	2012	2013	2014	As of 6/11/2015
Owned Space	71.1%	73.5%	84.3%	82.6%

(1)	As provided by the borrower and which reflects average occupancy for the indicated year, unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Greylyn Business Park Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 4/15/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,448,330	$3,443,461	$3,758,610	$3,850,420	$4,296,219	$6.63
Contractual Rent Steps	0	0	0	0	0	0.00
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	1,125,227	1.74
Total Rent	$3,448,330	$3,443,461	$3,758,610	$3,850,420	$5,421,446	$8.36
Total Reimbursables	701,888	705,538	639,453	623,281	753,789	1.16
Other Income(3)	40,975	62,800	10,859	1,753	15,000	0.02
Less Vacancy & Credit Loss	0	0	0	0	(1,125,227)	(1.74)
Effective Gross Income	$4,191,193	$4,211,799	$4,408,922	$4,475,454	$5,065,008	$7.81

Total Operating Expenses	$1,364,472	$1,379,080	$1,441,133	$1,067,133	$1,355,506	$2.09

Net Operating Income	$2,826,721	$2,832,719	$2,967,789	$3,408,321	$3,709,502	$5.72
TI/LC	0	0	0	0	162,079	0.25
Capital Expenditures	0	0	0	0	142,629	0.22
Net Cash Flow	$2,826,721	$2,832,719	$2,967,789	$3,408,321	$3,404,794	$5.25

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow is based on contractual rents as of June 11, 2015.
(3)	Other income includes forfeited deposits, after-hour utility charges and late charges.

■	Appraisal. According to the appraisal, the Greylyn Business Park Property had an “as-is” appraised value of $47,900,000 as of June 1, 2015 and is expected to have an “as stabilized” appraised value of $49,250,000 as of June 1, 2016.

■	Environmental Matters. According to a Phase I environmental report, dated May 1, 2015, there are no recommendations for further action at the Greylyn Business Park Property other than a recommendation for an asbestos operations and maintenance (O&M) plan, which is already in place.

■	Market Overview and Competition. The Greylyn Business Park Property is located within the East Submarket of the Charlotte, North Carolina market. As of the first quarter of 2015, the East Submarket contained (i) 8.4 million SF of industrial space at a vacancy level of 7.2%, with average rents of $6.71 per SF; (ii) 6.3 million SF of warehouse space at a vacancy level of 4.5%, with average rents of $4.96 per SF; and (iii) 4.6 million SF of office space at a vacancy level of 7.6%, with average rents of $14.95 per SF. According to the appraisal, the competitive set in the submarket has an weighted average occupancy rate of 91.6% excluding Crown Point Business Park and rental rates ranging from $6.50 to $10.75 per SF.

The following table presents certain information relating to certain industrial lease comparables provided in the appraisal for the Greylyn Business Park Property:

Industrial Lease Comparables(1)

	Crown Point Business Park	Crownpoint Executive Park	Independence Point	Crews Business Center	Sardis Executive Park
Year Built	1997	1988	1992	NAV	1986
Total GLA	133,422	90,818	182,037	183,878	34,944
Total Occupancy	38%	93%	97%	84%	100%
Quoted Rent Rate per SF	$4.05	$8.50	$6.50	$9.00	$7.00
Expense Basis	Triple Net	Triple Net	Triple Net	Mod Gross	Triple Net

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to certain industrial sales comparables provided in the appraisal for the Greylyn Business Park Property:

Industrial Sales Comparables(1)

Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price per SF	Occupancy
Shopton Ridge	Charlotte	April 2015	2007	422,400	$33,226,000	$78.66	90%
Imperial Center	Durham	February 2015	1988	187,651	$24,000,000	$127.90	76%
Coffey Creek Park	Charlotte	December 2014	2000	149,500	$13,500,000	$90.30	87%
Arrowridge I, II, III & IV	Charlotte	February 2014	1979	194,553	$11,100,000	$57.05	88%

(1)	Source: Appraisal.

■	The Borrower. The borrower is Greylyn BP, LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Greylyn Business Park Loan. The non-recourse carveout guarantors under the Greylyn Business Park Loan are Anthony J. Asher, James A. Asher and Legacy Properties Group, Inc.

■	Escrows. On the origination date, the borrower funded aggregate reserves of $1,517,263 with respect to the Greylyn Business Park Loan, comprised of (i) $242,903 for real estate taxes, (ii) $8,735 for insurance, (iii) $1,250,000 for tenant improvements and leasing commissions and (iv) $15,625 for deferred maintenance.

On each due date, the borrower is required to fund the following reserves with respect to the Greylyn Business Park Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period; (iii) a tenant improvements and leasing commissions reserve in an amount equal to $54,026, subject to a $1,250,000 cap unless (a) at any time during 2016, 2018 or 2020 the balance is less than $600,000, at which time the borrower will resume making monthly deposits until the balance exceeds the $1,250,000 cap and (b) at any other time the balance is less than $250,000, the borrower will make monthly deposits until the tenant improvement and leasing commission reserve exceeds $250,000; and (iv) a replacement reserve in an amount equal to $11,886, subject to a $520,000 cap.

■	Lockbox and Cash Management. The Greylyn Business Park Loan is structured with a hard lockbox, which is already in place, and springing cash management. The Greylyn Business Park Loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. On each due date after the occurrence of a Cash Management Trigger Event (as defined below), the related loan documents require that all amounts on deposit in the lockbox account be applied to the payment of debt service and funding of required monthly escrows for real estate taxes, insurance premiums, replacement reserves and interest accruing at the default rate and, if the Greylyn Business Park Mezzanine Loan (as defined below) is outstanding, funds sufficient to pay the monthly mezzanine debt service payment. Upon the occurrence of a Cash Sweep Event (as defined below) (a) funds are required to be applied to the operating expenses set forth in the annual operating budget; (b) funds sufficient to pay for extraordinary or other operating expenses not included in the approved annual budget, if any, will be applied to a borrower-controlled account; and (c) all excess cash flow will be applied to the mezzanine lender, if the Cash Sweep Event Period was caused solely by an event of default under the Greylyn Business Park Mezzanine Loan or otherwise, to the excess cash flow account.

A “Cash Management Trigger Event” means the occurrence of an event of default under the Greylyn Business Park Loan or Greylyn Business Park Mezzanine Loan or any bankruptcy action of the borrower, guarantor or manager or a Cash Management DSCR Trigger Event (as defined below).

A “Cash Management DSCR Trigger Event” means any time the debt service coverage ratio based on the trailing 12-month period preceding the event is less than 1.15x.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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A “Cash Sweep Event” means the occurrence of an event of default under the Greylyn Business Park Loan or Greylyn Business Park Mezzanine Loan (as defined below) or any bankruptcy action of the borrower, guarantor or property manager or a Cash Sweep DSCR Trigger Event (as defined below).

A “Cash Sweep DSCR Trigger Event” means any time the debt service coverage ratio based on the trailing 12-month period preceding the event is less than 1.10x.

■	Property Management. The Greylyn Business Park Property is currently managed by Weston Inc., an affiliate of the borrower, pursuant to a management agreement. The Greylyn Business Park Loan documents provide that the borrower may terminate the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, to the extent that (i) no event of default under the Greylyn Business Park Loan documents has occurred and is continuing; (ii) the property manager is in default under the management agreement beyond any applicable notice and cure period; (iii) the property manager becomes insolvent or a debtor in any bankruptcy action; or (iv) at any time the property manager has engaged in negligence, fraud, willful misconduct or misappropriation of funds.

■	Mezzanine or Subordinate Indebtedness. As of August 12, 2015, RMezz Greylyn BP, LLC (an affiliate of Rialto Mortgage Finance, LLC) is the holder of a mezzanine loan (originally made by Rialto Mortgage Finance, LLC on July 1, 2015) in the original amount of $5,375,000 (the “Greylyn Business Park Mezzanine Loan”) from Greylyn Mezz, LLC, a Delaware limited liability company that directly owns 100.0% of the Greylyn Business Park Loan borrower. The Greylyn Business Park Mezzanine Loan has an interest rate of 12.003605% per annum and requires payments of interest-only for the initial 24 months of its term and then payments of principal and interest based on a 30-year amortization schedule. The Greylyn Business Park Mezzanine Loan matures on July 6, 2025.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Greylyn Business Park Property, plus 18 months of business interruption coverage as calculated under the related loan documents (with an additional extended period of indemnity as reasonably required by the lender) in an amount equal to 100% of the projected gross income from the Greylyn Business Park Property (on an actual loss sustained basis) for a period continuing until the restoration of the Greylyn Business Park Property is completed and containing an extended period endorsement which provides for up to 12 months of additional coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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105

Pavilion Jenkintown

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

106

Pavilion Jenkintown

FLOORS 2-9

TYPICAL SMALL OFFICE SUITE
TYPICAL LARGE OFFICE SUITE

STREET LEVEL

SHOR, LEVIN DeRITA, PLOTNICK & ELLIS
NICOLE BRIDAL & FORMAL SHOPPE
E.F. CUT'N & CO.
SUBWAY
PENNSYLVANIA HEART & VASCULAR GROUP, PC
CAMEO WATER WEAR
PAVILION CLEANERS
RUBINSOHN TRAVEL
FIRSTRUST
SALAD BOWL
Qdoba

GARDEN LEVEL

U.S. SECURITY ASSOCIATES
STUPP FURS
TIM'S RACQUET
YOGA EVOLUTION
POST OFFICES
PARTY PLEASE
DIANNE GLYNN JEWELRY
ALDER IMAGE
HIBACHI JAPANESE STEAK HOUSE & SUSHI BAR
LINCOLN OPTICAL
YORKTOWN BRIDGE CLUB
HEAVEN SPA
l'Etoile
THE GALMAN GROUP
Retail
Dining
Business Services
Offices

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

107

Pavilion Jenkintown

Pavilion Jenkintown
261 Old York Road
Jenkintown, PA 19046
Maple Glen
LaSalle College
Horsham
Hatboro
Dresher
Welsh Rd
Blair Mill Rd
SEPTA
Susquehanna Rd
Limekiln Pike
Dreshertown Rd
Dreshertown Plaza
Pennsylvania Tpke
Fort Washington
Willow Grove
WILLOW GROVE
Willow Grove Park Mall
MONTGOMERY COUNTY
CRESTMONT
Huntingdon Valley Country Club
Manufacturers Golf Course
Jenkintown Rd
ROSLYN
Abington
Penn State Abington
ORELAND
Oreland
NORTH HILLS
ARDSLEY
Glenside
GLENSIDE
Noble Town Center
NOBLE
RYDAL
MEADOWBROOK
Meadowbrook
BETHAYRES
Red Lion Rd
Holy Redeemer Hospital
Welsh Rd
Verree Rd
Susquehanna Rd
Meetinghouse Rd
Fort Washington Expwy
Jenkintown
JENKINTOWN
Laverock
Arcadia University
Cheltenham Ave
Wyndmoor
Wyncote
Old York Rd
Alverthorpe Park
Manor Junior College
Huntingdon Valley Shopping Center
Lorimer Park
Bustleton
Cedarbrook Plaza
Cheltenham Mall
Elkins Park
ELKINS PARK
Township Line Rd
Rockledge
Fox Chase
FOX CHASE
Pennypack Park
Verree Rd
Bustleton Ave
GRAVERS
WYNDMOOR
Cedarbrook
Fox Chase Cancer Ctr.
Jeanes Hospital
Northeast Shopping Ctr.
ST. MARTINS
MOUNT AIRY
Easton Rd
SEDGWICK
West Oak Lane
Melrose Park
Ashbourne Country Club
Central Ave
RYERS
Rhawn St
Rhawnhurst
Roosevelt Blvd
Nazareth Hospital
STENTON
ALLEN LN
Stenton Ave
MELROSE PARK
Cheltenham
CHELTENHAM
Melrose Country Club
CARPENTER
Germantown Ave
Washington Ln
WASHINGTON LANE
East Oak Lane
LAWNDALE
Lawndale
Oxford Circle
Roosevelt Mall
Pennypack Park
Rising Sun Ave
Bustleton Ave
Cottman Ave
UPSAL
Germantown
Wister
LaSalle University
FERN ROCK
OLNEY
Olney
PHILADELPHIA COUNTY
TULPEHOCKEN
SEPTA
Einstein Medical Center
OLNEY
Tacony Creek Park
Northeast Tower Center
Roosevelt Blvd
Frankford Ave
Tacony
Wissahickon Valley Park
CHELTEN AVE
Germantown Ave
Wayne Ave
LOGAN
Windrim Ave
Friends Hospital
Oxford Ave
Levick St
QUEEN LANE
WYOMING
Northwood
TACONY
Philadelphia University
WAYNE JCT
Wyoming Ave
FRANKFORD
Wissinoming
Delaware Expwy
PHILADELPHIA
HUNTING PARK
Roosevelt Blvd
BROAD ST LINE
MARGARET-ORTHODOX
EAST FALLS
Hunting Park
CHURCH
BRIDESBURG
Tacony-Palmyra Br.
SEPTA
ERIE
St. Christopher's Hospital for Children
Erie Ave
Sedgley Ave
FRANKFORD LINE
Delaware River
ALLEGHENY
Schuylkill River
N 29th St
Allegheny Ave
MARKET
TIOGA
N. PHILA
Center City 7 miles
Philadelphia Intl. Airport 14 miles
NEW JERSEY
NJ Transit
Flemington
Quakertown
Perkasie
Franklin Township
Hopewell
Lambertville
Princeton
PENNSYLVANIA
Doylestown
Pottstown
Harleysville
Montgomeryville
Lansdale
North Wales
Horsham
Newtown
Ewing
Hamilton Twp.
TRENTON
Phoenixville
Norristown
King of Prussia
Abington
Bensalem
Levittown
Burlington
Radnor
Conshohocken
Malvern
Wayne
Ardmore
PHILADELPHIA
Willingboro
Mount Holly
Broomall
Media
Pennsauken
Moorestown
Springfield
CAMDEN
Mount Laurel
NEW JERSEY
Chester Heights
Chester
Cherry Hill
Bellmawr
Medford Township
Woodbury
Lindenwold
Claymont
Gloucester Township
DE
WILMINGTON
Swedesboro

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

108

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Jenkintown, Pennsylvania	Cut-off Date Principal Balance		$31,230,786
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$86.79
Size (SF)	359,826	Percentage of Initial Pool Balance		3.3%
Total Occupancy as of 6/1/2015	81.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/1/2015	81.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1967 / 2010, 2012	Mortgage Rate		4.2705%
Appraised Value	$47,100,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
Underwritten Revenues	$6,486,175
Underwritten Expenses	$3,139,046	Escrows
Underwritten Net Operating Income (NOI)	$3,347,129		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,007,570	Taxes	$0	$63,522
Cut-off Date LTV Ratio	66.3%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	51.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.81x / 1.63x	TI/LC(2)	$250,000	$0
Debt Yield Based on Underwritten NOI / NCF	10.7% / 9.6%	Other(3)	$552,052	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,270,000	100.0%	Loan Payoff	$26,341,388	84.2%
			Principal Equity Distribution	3,218,290	10.3
			Closing Costs	908,270	2.9
			Reserves	802,052	2.6

Total Sources	$31,270,000	100.0%	Total Uses	$31,270,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $49,000,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 53.3%. See “—Appraisal” below.
(2)	TI/LC upfront reserve was funded to the cap of $250,000. The borrower is required to make monthly reserves for TI/LC at a rate of $10,417 funded per month up to a cap of $250,000. See “—Escrows” below.
(3)	Other upfront reserve represents a deferred maintenance reserve ($497,885) and an unfunded obligation reserve ($54,167) related to a free rent period for the Sarah Care tenant. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Pavilion Jenkintown Loan”) is evidenced by a note in the original principal amount of $31,270,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a mixed use property located in Jenkintown, Pennsylvania (the “Pavilion Jenkintown Property”). The Pavilion Jenkintown Loan was originated by Goldman Sachs Mortgage Company on August 4, 2015 and represents approximately 3.3% of the Initial Pool Balance. The note evidencing the Pavilion Jenkintown Loan has an outstanding principal balance as of the Cut-off Date of $31,230,786 and an interest rate of 4.2705% per annum. The borrower utilized the proceeds of the Pavilion Jenkintown Loan to refinance existing debt on the Pavilion Jenkintown Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The Pavilion Jenkintown Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Pavilion Jenkintown Loan requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Pavilion Jenkintown Loan is the due date in August 2025. Voluntary prepayment of the Pavilion Jenkintown Loan is prohibited prior to the due date in May 2025. Provided that no event of default under the Pavilion Jenkintown Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Pavilion Jenkintown Property is a 359,826 SF mixed use property located in Jenkintown, Pennsylvania. The Pavilion Jenkintown Property is comprised of approximately 56.4% office, 26.2% retail, 8.1% medical office, 5.3% building storage and 4.0% self-storage space. The Pavilion Jenkintown Property is located at the intersection of Old York Road (State Route 611) and Wyncote Road/Pavilion Road. Old York Road is a major north-south thoroughfare providing access from the Philadelphia central business district to the northern suburbs with an average vehicle count of 24,000 vehicles per day.

The Pavilion Jenkintown Property was built in 1967, purchased by the borrower sponsor in 1995 and renovated in 2010 and 2012. An affiliate of the borrower sponsor formerly had a ground lease interest in the Pavilion Jenkintown Property and the borrower purchased the fee interest in 2009 for approximately $2.6 million. A

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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condominium structure is in place at the Pavilion Jenkintown Property. The Pavilion Jenkintown Property consists of one unit within an eight-unit condominium regime. The related borrower controls 11.326% of the voting rights of the condominium. The Pavilion Jenkintown Property is part of a larger overall development that includes a 224-unit luxury apartment building (The Plaza Apartments) and a retail center (The Shops at Pavilion Jenkintown) which includes Acme, Burlington Coat Factory and Applebee’s. As of June 1, 2015, Total Occupancy and Owned Occupancy at the Pavilion Jenkintown Property were both 81.2%.

The following table presents certain information relating to the tenants (of which, certain tenants may have co-tenancy provisions) at the Pavilion Jenkintown Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
PA Heart & Vascular	NR / NR / NR	12,050	3.3%	$314,628	5.6%	$26.11	8/31/2017	2, 5-year renewal options
Department of Correction	AA- / Aa3 / AA-	9,490	2.6	209,265	3.7	22.05	10/31/2019	2, 5-year renewal options
G3 of PA LLC	NR / NR / NR	8,703	2.4	180,587	3.2	20.75	11/30/2018	NA
Sarah Care	NR / NR / NR	12,500	3.5	162,500	2.9	13.00	11/30/2025	2, 5-year renewal options
Shor/Levin/Plotnick	NR / NR / NR	8,758	2.4	159,367	2.9	18.20	(2)	NA
Pediatric Care Group	NR / NR / NR	6,133	1.7	147,192	2.6	24.00	10/31/2016	NA
Goodway Group	NR / NR / NR	7,250	2.0	138,467	2.5	19.10	(3)	NA
Security Assoc	NR / NR / NR	7,047	2.0	138,403	2.5	19.64	1/31/2018	NA
Temple Physicians(4)	NR / NR / NR	4,133	1.1	130,190	2.3	31.50	3/31/2023	2, 5-year renewal options
Hibachi	NR / NR / NR	7,017	2.0	124,201	2.2	17.70	4/30/2016	NA
Ten Largest Tenants		83,081	23.1%	$1,704,800	30.5%	$20.52
Remaining Tenants		208,994	58.1	3,881,813	69.5	18.57
Vacant		67,751	18.8	0	0.0	0.00
Total / Wtd. Avg. Tenants		359,826	100.0%	$5,586,614	100.0%	$19.13

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Shor/Levin/Plotnick has two separate lease expirations, including 8,458 SF of space ($18.46 UW Base Rent per SF) expiring on December 31, 2018 and 300 SF of space ($10.80 UW Base Rent per SF) leased on a month-to-month basis.
(3)	Goodway Group has two separate lease expirations, including 6,658 SF of space ($19.95 UW Base Rent per SF) expiring on November 30, 2015 and 592 SF of space ($9.53 UW Base Rent per SF) leased on a month-to-month basis.
(4)	Temple Physicians has the right to terminate its lease on April 30, 2018 and April 30, 2020.

The following table presents certain information relating to the lease rollover schedule at the Pavilion Jenkintown Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending	Expiring Owned	% of Owned	Cumulative % of	UW	% of Total UW	UW Base Rent	# of Expiring
December 31,	GLA	GLA	Owned GLA	Base Rent	Base Rent	$ per SF	Tenants
MTM	18,873	5.2%	5.2%	$252,290	4.5%	$13.37	31
2015	25,456	7.1	12.3%	517,211	9.3	20.32	27
2016	61,280	17.0	29.4%	1,117,559	20.0	18.24	43
2017	32,898	9.1	38.5%	779,607	14.0	23.70	16
2018	56,558	15.7	54.2%	980,994	17.6	17.34	18
2019	33,834	9.4	63.6%	743,792	13.3	21.98	15
2020	18,809	5.2	68.8%	384,253	6.9	20.43	9
2021	7,003	1.9	70.8%	166,539	3.0	23.78	3
2022	8,209	2.3	73.1%	139,821	2.5	17.03	2
2023	4,133	1.1	74.2%	130,190	2.3	31.50	1
2024	0	0.0	74.2%	0	0.0	0.00	0
2025	17,245	4.8	79.0%	257,702	4.6	14.94	4
2026 & Thereafter	7,777	2.2	81.2%	116,655	2.1	15.00	1
Vacant	67,751	18.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	359,826	100.0%		$5,586,614	100.0%	$19.13	170

(1)	Calculated based on approximate square footage occupied by each tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical occupancy at the Pavilion Jenkintown Property:

Historical Leased %(1)

2012	2013	2014	As of 6/1/2015
80.7%	78.7%	79.0%	81.2%

(1)	As provided by the borrower and which reflects occupancy for the indicated year unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Pavilion Jenkintown Property:

Cash Flow Analysis(1)

	2013	2014	TTM 4/30/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$5,251,726	$5,305,120	$5,335,933	$5,586,614	$15.53
Gross Up Vacancy	0	0	0	1,350,560	3.75
Total Rent	$5,251,726	$5,305,120	$5,335,933	$6,937,174	$19.28
Total Reimbursables	411,181	352,424	466,941	477,747	1.33
Other Revenue	490,104	416,017	421,814	421,814	1.17
Less Vacancy & Credit Loss	0	0	0	(1,350,560)	(3.75)
Effective Gross Income	$6,153,011	$6,073,561	$6,224,688	$6,486,175	$18.03

Total Operating Expenses	$2,911,921	$3,113,779	$3,147,351	$3,139,046	$8.72

Net Operating Income	$3,241,090	$2,959,782	$3,077,337	$3,347,129	$9.30
TI/LC	0	0	0	267,594	0.74
Capital Expenditures	0	0	0	71,965	0.20
Net Cash Flow	$3,241,090	$2,959,782	$3,077,337	$3,007,570	$8.36

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The increase in effective gross income is mainly attributed to the new leases with Sarah Care and Premium Advertising, which will increase the base rental revenue of the Pavilion Jenkintown Property $219,680 annually.

■	Appraisal. According to the appraisal, the Pavilion Jenkintown Property had an “as-is” appraised value of $47,100,000 as of June 10, 2015 and an “as stabilized” appraised value of $49,000,000 as of November 1, 2016, which assumes an occupancy level of 88.5%.

■	Environmental Matters. According to a Phase I environmental report, dated June 25, 2015, there are no recognized environmental conditions or recommendations for further action at the Pavilion Jenkintown Property other than the recommendation for an asbestos operations and maintenance (O&M) plan.

■	Market Overview and Competition. The Pavilion Jenkintown Property is located in an infill, fully developed site with several office complexes, multifamily buildings and retail establishments nearby. Local retail and personal services include several freestanding stores, pharmacies, convenience stores and two regional malls (Cheltenham and Willow Grove). The area is within 25 miles of the Lower Bucks County, Plymouth Meeting and King of Prussia submarkets. Access to employment centers in other submarkets is a major demand driver.

The Pavilion Jenkintown Property is located in Montgomery County, Pennsylvania, which is the third most populous county in the state of Pennsylvania and the 51st wealthiest county in the United States. As of 2015, the population within a 3-mile radius is approximately 167,865 with a median household income of $57,603.

The Pavilion Jenkintown Property and the surrounding development offers on-site amenities, including restaurants, hair salons, day spa, banking, dry cleaner, newsstand and a U.S. post office. In addition to the on-site retail, the development surrounding the Pavilion Jenkintown Property offers an outdoor courtyard, ample street and garage parking and proximity to an adjacent Acme grocery store.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Pavilion Jenkintown Property:

Office Lease Comparables(1)

	Pavilion Jenkintown	Jenkintown Plaza	One & Two Pitcairn Place	One & Two Pitcairn Place	101 West Avenue	Piazza at Jenkintown
Year Built / Latest Renovation	1967 /2010, 2012	1968 / NA	1985 / NA	1985 / NA	1989 / NA	1920 / NA
Total GLA	359,826	99,815	102,194	102,194	96,049	44,873
Total Occupancy	81.2%	NAV	NAV	NAV	NAV	NAV
Rent Rate per SF	$19.13	$16.75	$21.00	$23.50	$19.00	$19.22
Expense Basis	Base Year/Triple Net	Full Service + TE	Full Service + TE	Full Service + TE	Full Service + TE	Full Service + TE

(1)	Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for Pavilion Jenkintown Property:

Office Sales Comparables(1)

Property Name	Location	Sale Date	GLA (SF)	Sale Price	Sale Price per SF	Total Occupancy
Four Falls 100 & 200	West Conshohocken, PA	January 2014	253,985	$43,500,000	$171.27	76.0%
16 & 18 Sentry Park West	Blue Bell, PA	May 2013	192,631	$19,275,000	$100.06	82.0%
Atwater Corporate Center	Malvern, PA	November 2014	151,447	$23,000,000	$151.87	74.0%
Valleybrooke Corporate Center	Malvern, PA	October 2014	279,934	$37,900,000	$135.39	100.0%
Highview I & II at Providence Corporate Center	Collegeville, PA	March 2013	183,363	$33,000,000	$179.97	NAV

(1)	Source: Appraisal.

■	The Borrower. The borrower is Pavilion Unit Acquisition LP, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pavilion Jenkintown Loan. Arnold Galman, an indirect owner of the borrower, is the non-recourse carveout guarantor under the Pavilion Jenkintown Loan.

Mr. Galman is the founder and President of The Galman Group (“TGG”). TGG is a commercial real estate firm founded in 1980 and based in Philadelphia. As of August 2015, TGG has a portfolio of approximately 53 multifamily, retail and office properties. TGG corporate offices are located at the Pavilion Jenkintown Property.

■	Escrows. On the origination date, the borrower funded (i) a tenant improvements and leasing commissions reserve of $250,000, (ii) a deferred maintenance reserve of $497,885 related to, among other things, replacement of a fire alarm system, and (iii) an unfunded obligations reserve of $54,167 related to a free rent period for the Sarah Care tenant.

On each due date, the borrower is required to fund: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket policy in accordance with the Pavilion Jenkintown Loan documents and there is no continuing event of default; and (ii) a tenant improvements and leasing commissions reserve in the amount of $10,417 (subject to a cap of $250,000, excluding termination fees). The tenant improvements and leasing commissions reserve was funded to the $250,000 cap at origination of the Pavilion Jenkintown Loan.

In addition, on each due date during the continuance of a Pavilion Jenkintown Trigger Period, the Pavilion Jenkintown Loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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A “Pavilion Jenkintown Trigger Period” means any period (i) commencing upon the debt service coverage ratio (as calculated under the Pavilion Jenkintown Loan documents) for the trailing 12-month period (as of the last day of any fiscal quarter) being 1.15x or less (unless the borrower deposits $275,000 into the excess reserve within 10 business days after a Pavilion Jenkintown Trigger Period would have commenced and each yearly anniversary thereafter such that the debt service coverage ratio is 1.15x or less) and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is greater than 1.15x, and (ii) commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Pavilion Jenkintown Trigger Period is ongoing.

■	Lockbox and Cash Management. The Pavilion Jenkintown Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Pavilion Jenkintown Trigger Period or event of default under the Pavilion Jenkintown Loan, the related loan documents require the borrower to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the Pavilion Jenkintown Property and all other money received by the borrower or the property manager with respect to the Pavilion Jenkintown Property (other than tenant security deposits) be deposited into such lockbox account or the cash management account within one business day following receipt, in each case only during the continuance of such Pavilion Jenkintown Trigger Period or event of default under the Pavilion Jenkintown Loan. On each business day during the continuance of a Pavilion Jenkintown Trigger Period or an event of default under the Pavilion Jenkintown Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account.

On each due date during the continuance of a Pavilion Jenkintown Trigger Period or, at the lender’s discretion, during an event of default under the Pavilion Jenkintown Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and budgeted operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account. To the extent any Pavilion Jenkintown Trigger Period expires or an event of default under the Pavilion Jenkintown Loan is cured, all funds in the cash management account are required to be swept into a borrower-controlled operating account. During the continuance of an event of default under the Pavilion Jenkintown Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Pavilion Jenkintown Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Pavilion Jenkintown Property, in such order of priority as the lender may determine.

■	Property Management. The Pavilion Jenkintown Property is managed by The Galman Group pursuant to a management agreement. Under the Pavilion Jenkintown Loan documents, the Pavilion Jenkintown Property is required to remain managed by The Galman Group or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Pavilion Jenkintown Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Pavilion Jenkintown Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Pavilion Jenkintown Loan as described in the preceding sentence, but in that event the borrower is not required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance). If the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Pavilion Jenkintown Property are separately allocated to the Pavilion Jenkintown Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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115

UNIVERSITY PLACE

DICK'S
SPORTING GOODS

BEST BUY

T·J·maxx

DOLLAR TREE

FOOD MARKET

PETCO
KIRKLAND'S

Party City
T·J·maxx

McALISTER'S

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

116

UNIVERSITY PLACE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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149
51
Southern Illinois Airport
AMTRAK
Cambria
Lavern Rd
Airport Rd
Murphysboro
WILLIAMSON COUNTY
Dillinger Rd
13
N. Reed Station Rd
Hickory Ridge Public Golf Center
Jackson Country Club
Country Club Rd
W. Main St
Charles Rd
Caterville
W. Lake Rd
N. Oakland Ave
N. Marion St
University Place
1300 East Main Street
Carbondale, IL 62901
E. Main St
Wood Rd
W. Striegel Rd
CARBONDALE
Old Hwy 13
Memorial Hospital
E. Main St
University Mall
E. Walnut St
W. Walnut St
CARBONDALE AMTRAK
Crab Orchard Lake
Country Club Rd
S. Tower Rd
Chautauqua Rd
E. Grand Ave
Southern Illinois University
SIU Arena
Saluki Stadium
JACKSON COUNTY
S. McLafferty Rd
S. Wall St
W. Pleasant Hill Rd
E. Pleasant Hill Rd
Giant City Rd
Carbondale Reservoir
Evergreen Park
Springer Ridge Rd
Cedar Lake
Old US Hwy 51
S. Illinois Ave
Boskydell
Midland Hills Golf Course
Springer Ridge Rd
Makanda
WISCONSIN
Waterloo
Dubuque
Rockford
Kenosha
Lake Michigan
Cedar Rapids
CHICAGO
Davenport
Aurora
IOWA
Iowa City
Joliet
Gary
South Bend
INDIANA
ILLINOIS
Peoria
Bloomington
Champaign
Lafayette
Springfield
INDIANAPOLIS
Decatur
Terre Haute
MISSOURI
Columbia
O'Fallon
Bloomington
Jefferson City
ST. LOUIS
Carbondale
Evansville
Marion
Owensboro
Springfield
Bowling Green

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Carbondale, Illinois	Cut-off Date Principal Balance		$28,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$111.93
Size (SF)(1)	250,159	Percentage of Initial Pool Balance		2.9%
Total Occupancy as of 6/10/2015	90.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/10/2015	90.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1974, 1989, 2010 / 2010	Mortgage Rate		4.4200%
Appraised Value	$37,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		60

Underwritten Revenues	$3,878,502
Underwritten Expenses	$1,022,477	Escrows
Underwritten Net Operating Income (NOI)	$2,856,026		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,555,211	Taxes	$581,747	$48,479
Cut-off Date LTV Ratio	74.3%	Insurance	$0	$0
Maturity Date LTV Ratio	67.9%	Replacement Reserve(2)	$0	$3,941
DSCR Based on Underwritten NOI / NCF	1.69x / 1.52x	TI/LC(3)	$0	$10,948
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.1%	Other(4)	$4,016,170	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$28,000,000	96.2%	Loan Payoff	$24,057,259	82.6%
Principal’s New Cash Contribution	1,017,744	3.5	Reserves	4,597,917	15.8
Other Sources	90,000	0.3	Closing Costs	452,567	1.6

Total Sources	$29,107,744	100.0%	Total Uses	$29,107,744	100.0%

(1)	Excludes the net rentable area of six ground leased outparcels.
(2)	The Replacement Reserve is capped at $141,891. See “—Escrows” below.
(3)	The TI/LC reserve is capped at $262,759. See “—Escrows” below.
(4)	Other upfront reserves represent (i) $2,088,970 for unfunded obligations, (ii) a $1,700,000 holdback in connection with American Multi-Cinema’s (“AMC”) termination right, (iii) $216,575 for gap rent and (iv) $10,625 for deferred maintenance at the University Place Property. See “—Escrows” below.
■	The Mortgage Loan. The mortgage loan (the “University Place Loan”) is evidenced by a note in the original principal amount of $28,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a retail center and six outparcels ground leased to tenants located in Carbondale, Illinois (the “University Place Property”). The University Place Loan was originated by Citigroup Global Markets Realty Corp. on August 11, 2015 and represents approximately 2.9% of the Initial Pool Balance. The note evidencing the University Place Loan has an outstanding principal balance as of the Cut-off Date of $28,000,000 and an interest rate of 4.4200% per annum. The proceeds of the University Place Loan were primarily used to refinance the existing debt on the University Place Property, fund reserves and pay origination costs.

The University Place Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The University Place Loan requires monthly payments of interest only for the initial 60 months, followed by monthly payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the University Place Loan is the due date in September 2025. At any time after the second anniversary of the securitization Closing Date, the University Place Loan may be defeased with certain direct non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the University Place Loan documents. Voluntary prepayment of the University Place Loan is permitted on or after the due date occurring in June 2025 without payment of a prepayment premium.

■	The Mortgaged Property. The University Place Property is comprised of a 250,159 SF anchored retail center and six outparcels ground leased to tenants located in Carbondale, Illinois. The University Place Property was constructed in stages between 1974, 1989 and 2010, with the buildings constructed in 1974 and 1989 undergoing renovations in 2010. The University Place Property consists of nine, single-story buildings situated on eight parcels totaling approximately 37.8 acres. The University Place Property is anchored by Dick’s Sporting Goods, AMC and Best Buy, with other large tenants including TJ Maxx, Party City, Petco and Verizon Wireless. There are six ground leased outparcel tenants at the University Place Property which are McDonald’s, Chili’s Grill & Bar, ALDI Supermarket, AT&T, Arby’s and McAlister’s Deli. The six ground leased outparcel tenants contribute 13.0% of Underwritten Base Rent. As of June 10, 2015, Total Occupancy and Owned Occupancy for the University Place Property were both 90.9%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the University Place Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)	Occupancy Cost	Renewal / Extension Options
Dick’s Sporting Goods(3)	NR / NR / NR	45,000	18.0%	$472,500	15.4%	$10.50	1/31/2018	$196	6.5%	4, 5-year options
Best Buy	BB / Baa2 / BB+	30,000	12.0	337,500	11.0	$11.25	1/31/2018	NA	NA	2, 5-year options
AMC (4)(5)	NR / B2 / B+	31,088	12.4	312,123	10.1	$10.04	8/31/2030	$140,480	35.7%	3, 5-year options
Party City(6)	NR / NR / NR	14,612	5.8	208,952	6.8	$14.30	1/31/2021	$95	17.7%	2, 5-year options
Petco Supplies & Fish(7)	NR / B3 / B	15,000	6.0	195,000	6.3	$13.00	8/30/2016	NA	NA	3, 5-year options
TJ Maxx(8)	NR / A3 / A+	24,568	9.8	192,000	6.2	$7.82	11/30/2020	$281	3.4%	4, 5-year options
Verizon Wireless	A- / Baa1 / BBB+	5,000	2.0	146,302	4.8	$29.26	12/31/2026	NA	NA	2, 5-year options
Five Below Inc.	NR / NR / NR	7,900	3.2	126,400	4.1	$16.00	6/30/2025	NA	NA	2, 5-year options
Kirkland’s	NR / NR / NR	7,872	3.1	125,952	4.1	$16.00	7/31/2022	$128	14.9%	2, 5-year options
Shoe Carnival	NR / NR / NR	11,848	4.7	118,480	3.9	$10.00	1/31/2018	$257	5.1%	1, 5-year option
Ten Largest Tenants		192,888	77.1%	$2,235,209	72.6%	$11.59
Remaining Tenants		34,577	13.8	841,900	27.4	24.35
Vacant		22,694	9.1	0	0.0	0.00
Total / Wtd. Avg. All Tenants		250,159	100.0%	$3,077,109	100.0%	$13.53

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales figures for Dick’s Sporting Goods and AMC are for the year ending December 31, 2013. Sales figures for all other tenants are for the year ending December 31, 2014.
(3)	Dick’s Sporting Goods has the option to pay reduced rent if 60% of the leasable floor area (excluding the demised premises and outparcels) is not open and continuously operating by certain tenants for more than 180 days, and to terminate its lease if the failure continues for 18 months following the initial 180 day period.
(4)	In connection with renovations to take place within its space, AMC has the right to terminate its lease if it is unable to obtain proper permits or approval from the applicable government authority within the 120 day period following the date AMC submits its remodeling work to the applicable government authority.
(5)	There are eight screens at the AMC space.
(6)	Party City has the option to terminate its lease within 60 days following January 31, 2016, upon six months’ notice, if annual gross sales are less than $1.7 million in the lease years ending in 2014, 2015, or 2016. Sales for Party City in 2014 were $1,392,816.
(7)	Petco may pay reduced rent if certain tenants go dark for greater than 60 days during the same period of time, and may terminate with 30 days’ notice within 90 days following expiration of the 18 month period if the borrower is unable to lease at least 75% of the dark premises during the 18-month period.
(8)	TJ Maxx has the option to terminate its lease within 60 days following the fifth anniversary of the lease commencement date, upon 90 days’ notice and payment of a termination fee if annual gross sales are less than $5.0 million during any of the first five years of its lease beginning on November 14, 2010. Sales for TJ Maxx in 2014 were $6,740,153.

The following table presents the lease rollover schedule at the University Place Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.00%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	$0.00	0
2016	18,335	7.3	7.3%	259,791	8.4	$14.17	3
2017(2)	0	0.0	7.3%	67,227	2.2	NAP	2
2018	102,292	40.9	48.2%	1,077,308	35.0	$10.53	6
2019(2)	0	0.0	48.2%	100,000	3.2	NAP	1
2020(2)	36,430	14.6	62.8%	446,680	14.5	$9.46	6
2021	14,612	5.8	68.6%	208,952	6.8	$14.30	1
2022	7,872	3.1	71.8%	125,952	4.1	$16.00	1
2023(2)	3,936	1.6	73.3%	130,056	4.2	$19.32	4
2024	0	0.0	73.3%	0	0.0	$0.00	0
2025(2)	7,900	3.2	76.5%	202,720	6.6	$16.00	2
2026 & Thereafter	36,088	14.4	90.9%	458,425	14.9	$12.70	2
Vacant	22,694	9.1	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	250,159	100.0%		$3,077,109	100.0%	$13.53	28

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise specified.
(2)	There are six ground lease tenants at the University Place Property. The ground leased tenants are (i) McDonald’s, with a lease expiration date in 2017, (ii) Arby’s, with a lease expiration date in 2017, (iii) ALDI Supermarket, with a lease expiration date in 2019, (iv) AT&T, with a lease expiration date in 2020, (v) McAlister’s Deli, with a lease expiration date in 2023 and (vi) Chili’s Grill & Bar, with a lease expiration date in 2025. For all six ground lease tenants, the borrower owns the land and each tenant owns its respective improvements. For purposes of this rollover schedule the UW Base Rent for each tenant is included in its respective lease expiration year and the GLA attributable to each tenant’s space is presented as 0 in its respective lease expiration year. Rent for the six ground leased tenants is not included for purposes of calculating UW Base Rent $ per SF in the above table.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the University Place Property:

Historical Leased %(1)

	2012	2013	2014	As of 6/10/2015
Owned Space	93.7	92.7%	88.6%	90.9%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the indicated year unless otherwise specified.
■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the University Place Property:

Cash Flow Analysis(1)

	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$2,782,726	$2,718,387	$2,786,294	$2,828,249	$11.31
Contractual Rent Steps(2)	0	0	0	248,860	0.99
Gross Up Vacancy	0	0	0	526,487	2.10
Total Rent	$2,782,726	$2,718,387	$2,786,294	$3,603,596	$14.41
Total Reimbursables	615,901	759,283	687,724	791,883	3.17
Other Income	41,851	11,012	9,511	9,511	0.04
Vacancy & Credit Loss	0	0	0	(526,487)	(2.10)
Effective Gross Income	$3,440,478	$3,488,682	$3,483,528	$3,878,502	$15.50

Real Estate Taxes	$509,642	$531,583	$540,054	$564,802	$2.26
Insurance	35,446	46,011	47,600	39,564	0.16
Management Fee	133,701	135,784	140,538	155,140	0.62
Other Operating Expenses	217,969	214,060	283,936	262,970	1.05
Total Operating Expenses	$896,757	$927,437	$1,012,127	$1,022,477	$4.09

Net Operating Income	$2,543,721	$2,561,245	$2,471,401	$2,856,026	$11.42
TI/LC	0	0	0	253,518	1.01
Replacement Reserves	0	0	0	47,297	0.19
Net Cash Flow	$2,543,721	$2,561,245	$2,471,401	$2,555,211	$10.21

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Contractual rent steps of $248,860 represent the present value of rent increases occurring during the loan term for Sherwin Williams ($5,208) and rent increases occurring through January 1, 2016 ($243,652).
■	Appraisal. According to the appraisal, the University Place Property had an “as-is” appraised value of $37,700,000 as of April 7, 2015.
■	Environmental Matters. Based on a Phase I environmental report dated April 9, 2015, the environmental consultant did not identify evidence of a recognized environmental condition and recommended no further action other than the institution of an operations and maintenance plan for asbestos, which was in place at origination of the University Place Loan.
■	Market Overview and Competition. The University Place Property is an anchored retail shopping center located along Route 13 in Carbondale, Illinois. The University Place Property is located in the Carbondale-Marion MSA, approximately three miles northeast of Southern Illinois University and 96 miles southeast of St. Louis, Missouri. Southern Illinois University, with nearly 20,000 students and over 7,000 staff members, is the primary economic driver of the local economy. As a major public research university, Southern Illinois University offers more than 200 academic degree programs across the associate, bachelors, masters and doctoral levels of education. Other than Southern Illinois University, only one other business (Memorial Hospital of Carbondale) employs more than 1,000 people in the Carbondale-Marion MSA.

According to a third-party report, the University Place Property is part of the Jackson County submarket of Illinois. As of the fourth quarter of 2014, the Jackson County submarket contained approximately 2.7 million SF of retail space and exhibited a vacancy rate of 6.6%. There has been minimal new supply in the Jackson County submarket with only 7,000 SF comparable of retail space being constructed since the beginning of 2010. Asking

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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rents in the Jackson County submarket increased 3.5% during 2014, from $13.21 per SF as of the first quarter of 2014 to $13.67 per SF as of the fourth quarter of 2014.

The appraisal did not identify a competitive dataset as the University Place Property and the regional mall across the street from the University Place Property are the main retail centers in Jackson County and there are no significant competitors in the immediate area.

■	The Borrower. The borrower is University Place Improvements Owner LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the University Place Loan. The non-recourse carveout guarantor for the University Place Loan is Adam W. Ifshin who is the President and CEO of DLC Management Corporation. Adam Ifshin co-founded DLC Management Corporation in 1991. DLC Management Corporation is a national owner and operator of commercial real estate, with a focus on open-air retail space. The firm currently operates a portfolio of 104 assets totaling 16.6 million SF.
■	Escrows. In connection with the origination of the University Place Loan, the borrower funded aggregate reserves of $4,597,917 with respect to the University Place Property, comprised of: (i) $581,747 for real estate taxes; (ii) $2,088,970 for unfunded obligations, primarily for the AMC space; (iii) a $1,700,000 holdback (the “AMC Holdback”) to be disbursed either (a) in full, upon lender’s receipt of evidence that AMC’s lease termination option has expired and the AMC lease is in full force and effect or (b) in the event that AMC exercises its lease termination option, in incremental disbursements equal to the amount (if any) by which a notional loan amount (calculated based upon the net cash flow of the University Place Property divided by 9%) exceeds a baseline loan amount of $26,300,000 plus any prior disbursements of the AMC Holdback funds, provided that the borrower will not be entitled to disbursement of any portion of the AMC Holdback after the third anniversary of the origination of the University Place Loan; (iv) $216,575 for gap rent at the University Place Property; and (v) $10,625 for deferred maintenance costs at the University Place Property.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the University Place Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the University Place Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a replacement reserve in the amount of $3,941 subject to a cap of $141,891 and (iv) a tenant improvements and leasing commissions reserve in the amount of $10,948, subject to a cap of $262,759.

■	Lockbox and Cash Management. The University Place Loan documents require a hard lockbox with springing cash management. The University Place Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the University Place Property be promptly deposited into such lockbox account following receipt. On each business day that no University Place Trigger Period (as defined below) is continuing, all amounts in the lockbox account are required to be swept to a borrower-controlled operating account. During the continuance of a University Place Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default under the University Place Loan documents is continuing, applied to payment of applicable debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve. Provided no event of default under the University Place Loan documents is continuing, funds in the excess cash flow reserve are (i) to the extent a University Place Trigger Period is continuing, to be held by the lender as additional collateral for the University Place Loan; provided that, so long as lender approval is obtained for all expenditures other than those required on account of a threat to life or safety at the University Place Property, such excess cash flow reserves may be disbursed to the borrower to pay for certain operating expenses associated with the University Place Property (other than debt service and other amounts due under the terms of the University Place Loan documents) to the extent property cash flow and reserve funds available to the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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borrower are insufficient to pay for the same and (ii) to the extent no University Place Trigger Period is continuing, to be swept into the borrower’s operating account. After the occurrence and during the continuance of an event of default under the University Place Loan documents, the lender may apply any funds in the cash management account to amounts payable under the University Place Loan (and/or toward the payment of expenses of the University Place Property), in such order of priority as the lender may determine.

A “University Place Trigger Period” means a period commencing (i) upon the occurrence of an event of default under the University Place Loan documents and continuing until the same is cured, (ii) on the date that the debt service coverage ratio is less than 1.20x and continuing until the debt service coverage ratio is equal to or greater than 1.25x for one calendar quarter and (iii) upon the occurrence of a University Place Specified Tenant Trigger Period (as defined below), and continuing until the same is cured.

A “University Place Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a University Place Specified Tenant (as defined below) being in default under its lease beyond applicable notice and cure periods, (ii) a University Place Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark” in its space, (iii) a University Place Specified Tenant giving notice that it is terminating or otherwise not renewing its lease, (iv) any termination, cancellation or failure to be in full force and effect of any University Place Specified Tenant lease, (v) any bankruptcy or similar insolvency of any University Place Specified Tenant and (vi) a University Place Specified Tenant failing to extend or renew the applicable University Place Specified Tenant lease on or before the earlier of six months prior to the expiration of the lease term and the date on which notice is required under such lease; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence of (1) with respect to periods commenced by (i) above, the cure of all defaults; with respect to (ii) above, the University Place Specified Tenant being in actual, physical possession of the space and open to the public; with respect to (iii) above, the University Place Specified Tenant having revoked all termination notices and re-affirmed its lease; with respect to (iv) above, the University Place Specified Tenant’s renewal of its lease; with respect to (v) above, the University Place Specified Tenant no longer being insolvent and having affirmed its lease pursuant to a final, non-appealable order; and with respect to (vi) above, the University Place Specified Tenant paying full, unabated rent under its lease, or (2) the borrower leasing the entire space demised to the University Place Specified Tenant and the applicable tenant under the lease being in physical occupancy of the space, open for business to the public, and paying the full amount of the rent due under its lease.

A “University Place Specified Tenant” means (i) Dick’s Sporting Goods, (ii) any other lessee(s) of the space demised to Dick’s Sporting Goods as of the closing date (or any portion thereof) and (iii) any current or future guarantor(s) of any lease related to the foregoing space.

■	Property Management. The University Place Property is currently managed by DLC Management Corporation, an affiliate of the borrower. Under the University Place Loan documents, the University Place Property may not be managed by any party other than DLC Management Corporation; provided, however, if no event of default under the University Place Loan documents exists (other than an event of default caused by a Guarantor Specified EOD (as defined below) whereby the guarantor is being replaced in accordance with the University Place Loan documents and the University Place property manager is concurrently being replaced) the borrower can replace DLC Management Corporation, with a property manager that is reasonably approved by the lender in writing (which may be conditioned on a rating agency confirmation) and, if such property manager is an affiliate of the borrower, a new non-consolidation opinion is provided from the borrower’s counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists an event of default under the University Place Loan documents, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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A “Guarantor Specified EOD” means an event of default pursuant to the University Place Loan documents that is caused by: (i) the death or incompetency of the University Place Loan non-recourse carveout guarantor, (ii) a breach by the University Place Loan non-recourse carveout guarantor of certain financial covenants set forth in the University Place Loan documents, (iii) a bankruptcy of or similar proceeding involving the University Place Loan non-recourse carveout guarantor and/or (iv) a breach by the University Place Loan non-recourse carveout guarantor of certain financial and spousal consent covenants set forth in the University Place Loan documents.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.
■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy in an amount equal to 100% of the full replacement cost of the University Place Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an extended period endorsement which provides for up to six months of additional coverage. The insurance policies are not permitted to exclude terrorism coverage; provided, that, if TRIPRA (or any applicable subsequent statute, extension or reauthorization) is not in effect and terrorism coverage becomes subject to rating and availability on the open market, the borrower is not required to pay additional annual premiums in excess of an amount equal to two times the annual premium then payable (determined to the extent only the related mortgaged property was insured) in order to obtain the terrorism coverage as part of any applicable insurance policy (but the borrower is required to purchase the maximum amount of terrorism coverage available with respect to the applicable insurance policy for such amount). The “all-risk” insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000, except as otherwise permitted in the related loan documents. See “Risk Factors—Terrorism Insurance May Be Unavailable or Insufficient” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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VIRGINIA WALMART NEIGHBORHOOD MARKET PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Virginia Walmart Neighborhood Market Portfolio
1 Dale Avenue Roanoke
2141 Dale Avenue Southeast
Roanoke, VA 24013
2 Plantation Road Walmart
4950 Plantation Road
Roanoke, VA 24019
3 Walmart Orange Avenue
3419 Orange Avenue Northeast
Roanoke, VA 24012
ROANOKE
Salem
Vinton
Hollins
Cloverdale
Laymantown
Bonsack
Hanging Rock
Westland
Raleigh Court
Cave Spring
Avendale
Yellowstone
Starkey
ALLEGHENY MOUNTAINS
BLUE RIDGE MOUNTAINS
BOTETOURT COUNTY
ROANOKE COUNTY
BEDFORD COUNTY
Richmond 175 miles
Hollins University
Roanoke-Blacksburg Reg. Airport
Towne Square Shopping Center
Valley View Mall
Roanoke Country Club
Ole Monterey Golf Club
East Gate Park
Berglund Center
D. Winston Link Museum
Highland Park
Carilion Roanoke Comm. Hospital
Carilion Roanoke Mem. Hospital
Salem VA Medical Center
Lewis-Gale Medical Center
Virginia Western Comm. College
Tanglewood Mall
Blue Ridge Parkway
Williamson Rd
Hollins Rd
Old Mtn. Rd
Cloverdale Rd
Blue Ridge Blvd
Hershberger Rd
Plantation Rd
Cover Rd NW
Peters Creek Rd
Melrose Ave NW
Lynchburg Tpke
Orange Ave
Washington Ave
Dale Ave
Hardy Rd
Campbell Ave
Elm Ave
Brandon Ave
Grandin Rd
Electric Rd
Franklin Rd
Pitzer Rd
Brambleton Ave
Blue Ridge Pkwy
81
11
117
115
220
419
460
221
24
OHIO
PENNSYLVANIA
MD
WEST VIRGINIA
VIRGINIA
NORTH CAROLINA
APPALACHIAN MOUNTAINS
WASHINGTON DC
RICHMOND
Harrisburg
Hagerstown
Charleston
Lynchburg
Blacksburg
Roanoke
Covington
Staunton
Charlottesville
Harrisonburg
Fredericksburg
Culpeper
Winchester
Martinsville
Danville
South Boston
Petersburg
Farmville

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3		Loan Seller	CGMRC
Location (City/State)	Roanoke, Virginia		Cut-off Date Principal Balance	$26,046,472
Property Type	Retail		Cut-off Date Principal Balance per SF	$209.93
Size (SF)	124,073		Percentage of Initial Pool Balance	2.7%
Total Occupancy as of 9/6/2015	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 9/6/2015	100.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	2015 / NAP		Mortgage Rate	4.6200%
Appraised Value	$35,800,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Term (Months)	36

Underwritten Revenues	$2,246,348
Underwritten Expenses	$393,692		Escrows
Underwritten Net Operating Income (NOI)	$1,852,656		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,834,045	Taxes	$0	$0
Cut-off Date LTV Ratio	72.8%	Insurance	$0	$0
Maturity Date LTV Ratio	63.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.15x / 1.14x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.1% / 7.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,046,472	73.7%	Purchase Price	$34,728,629	98.3%
Principal’s New Cash Contribution	8,865,612	25.1	Closing Costs	594,827	1.7
Other Sources	411,372	1.2

Total Sources	$35,323,456	100.0%	Total Uses	$35,323,456	100.0%

■	The Mortgage Loan. The mortgage loan (the “Virginia Walmart Neighborhood Market Portfolio Loan”) is evidenced by a note in the original principal amount of $26,046,472 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in three Walmart-anchored retail properties located in Roanoke, Virginia (the “Virginia Walmart Neighborhood Market Portfolio Properties”). The Virginia Walmart Neighborhood Market Portfolio Loan was originated by Citigroup Global Markets Realty Corp. on July 10, 2015 and represents approximately 2.7% of the Initial Pool Balance. The note evidencing the Virginia Walmart Neighborhood Market Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $26,046,472 and an interest rate of 4.6200% per annum. The proceeds of the Virginia Walmart Neighborhood Market Portfolio Loan were primarily used to acquire the Virginia Walmart Neighborhood Market Portfolio Properties.

The Virginia Walmart Neighborhood Market Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Virginia Walmart Neighborhood Market Portfolio Loan requires monthly payments of interest only for the initial 36 months, followed by monthly payments of principal and interest sufficient to amortize the Virginia Walmart Neighborhood Market Portfolio Loan over a 30-year amortization schedule. The scheduled maturity date of the Virginia Walmart Neighborhood Market Portfolio Loan is the due date in August 2025. At any time after the second anniversary of the securitization Closing Date, the Virginia Walmart Neighborhood Market Portfolio Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Virginia Walmart Neighborhood Market Portfolio Loan documents. Voluntary prepayment of the Virginia Walmart Neighborhood Market Portfolio Loan is permitted on or after the due date occurring in June 2025 without payment of any prepayment premium.

■	The Mortgaged Properties. The Virginia Walmart Neighborhood Market Portfolio Properties consist of three recently constructed Walmart Neighborhood Market stores located in Roanoke, Virginia. The Virginia Walmart Neighborhood Market Portfolio Properties comprise an aggregate 124,073 SF and were constructed in 2015. As of September 6, 2015, Total Occupancy and Owned Occupancy were both 100.0%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the Virginia Walmart Neighborhood Market Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy(1)	Appraised Value	Year Built / Renovated	UW NCF
Dale Avenue Roanoke	Roanoke	VA	$9,080,000	41,117	100.0%	$12,500,000	2015 / NAP	$639,725
Plantation Road Walmart	Roanoke	VA	8,571,750	41,839	100.0%	11,800,000	2015 / NAP	603,432
Walmart Orange Avenue	Roanoke	VA	8,394,722	41,117	100.0%	11,500,000	2015 / NAP	590,888
Total / Wtd. Avg.			$26,046,472	124,073	100.0%	$35,800,000		$1,834,045

(1)	Occupancy as of September 6, 2015.

The following table presents certain information relating to the tenants at the Virginia Walmart Neighborhood Market Portfolio Properties:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Walmart – Dale Avenue	AA / Aa2/ AA	41,117	33.1%	$653,760	34.9%	$15.90	1/27/2035	4, 5-year options
Walmart – Plantation Road	AA / Aa2/ AA	41,839	33.7	617,166	32.9	$14.75	1/27/2035	4, 5-year options
Walmart – Orange Avenue	AA / Aa2/ AA	41,117	33.1	604,420	32.2	$14.70	3/15/2035	4, 5-year options
Largest Tenants		124,073	100.0%	$1,875,346	100.0%	$15.11
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		124,073	100.0%	$1,875,346	100.0%	$15.11

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents the lease rollover schedule at the Virginia Walmart Neighborhood Market Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026 & Thereafter	124,073	100.0	100.0%	1,875,346	100.0	15.11	3
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	124,073	100.0%		$1,875,346	100.0%	$15.11	3

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Virginia Walmart Neighborhood Market Portfolio Properties:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent	$1,875,346	$15.11
Contractual Rent Steps	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$1,875,346	$15.11
Total Reimbursables	393,692	3.17
Other Income	0	0.00
Vacancy & Credit Loss	(22,690)	(0.18)
Effective Gross Income	$2,246,348	$18.11

Real Estate Taxes	$193,674	$1.56
Insurance	37,222	0.30
Management Fee	44,927	0.36
Other Operating Expenses	117,869	0.95
Total Operating Expenses	$393,692	$3.17

Net Operating Income	$1,852,656	$14.93
TI/LC	0	0.00
Replacement Reserves	18,611	0.15
Net Cash Flow	$1,834,045	$14.78

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.
(2)	Historical cash flow is not available because the Virginia Walmart Neighborhood Market Portfolio Properties were built in 2015.

■	Appraisal. As of the appraisal valuation date of March 23, 2015, the Virginia Walmart Neighborhood Market Portfolio Properties had an aggregate “as-is” appraised value of $35,800,000.

■	Environmental Matters. According to the Phase I environmental reports dated March 19, 2015 through March 23, 2015, there were no recommendations for further action.

■	Market Overview and Competition. The Virginia Walmart Neighborhood Market Portfolio Properties are located in Roanoke, Virginia. The Roanoke metropolitan statistical area is the transportation hub of western Virginia, with an integrated interstate highway, rail, and air transportation network. Corporate and commercial air travel is provided by the Roanoke-Blacksburg Regional Airport, located within the northern portion of the city of Roanoke. Roanoke-Blacksburg Regional Airport offers approximately 50 scheduled airline flights arriving and departing daily and provides nonstop service to 9 major cities. The city of Roanoke is 189 miles west of Richmond, the state capital, 234 miles southwest of Washington, D.C., and 240 miles west of Norfolk.

The largest employment industries in Roanoke include government, healthcare, retail trade, manufacturing and food services. The largest employers in the area include Roanoke Memorial Community Hospital, Roanoke City School Board and Roanoke County School Board. Advance Auto Parts, the largest retailer of automotive replacement parts and accessories in the United States, is headquartered in Roanoke. Other major companies with headquarters or major regional offices in Roanoke include FreightCar America, a publically traded freight car manufacturing company, Virginia Transformer Corp, the leading transformer manufacturer in the United States, and RGC Resources, a publically traded natural gas company.

The appraiser identified five competitive properties for the Virginia Walmart Neighborhood Market Portfolio Properties. The competitive properties ranged from 20,707 SF to 49,592 SF, with an average size of 35,103 SF. Rental rates ranged from $6.40 per SF to $14.88 per SF, with an average rent of $11.58 per SF. The appraiser concluded that each of the Virginia Walmart Neighborhood Market Portfolio Properties rents is at market level.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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VIRGINIA WALMART NEIGHBORHOOD MARKET PORTFOLIO

The following table presents demographic information related to the Virginia Walmart Neighborhood Market Portfolio Properties:

	2014 Population Within Radius			2014 Avg. Household Income Within Radius

Property	1-Mile	3-Mile	5-Mile	1-Mile	3-Mile	5-Mile
Dale Avenue Roanoke	8,107	57,767	119,668	$36,801	$47,921	$54,298
Plantation Road Walmart	9,239	51,101	120,436	$57,681	$58,835	$56,847
Walmart Orange Avenue	3,059	42,082	103,564	$60,845	$59,527	$57,667

■	The Borrowers. The borrowers are (i) Hollywood WNM Dale, LLC, (ii) Hollywood WNM Orange LLC and (iii) Hollywood WNM Plantation, LLC, each a Delaware single-purpose limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Virginia Walmart Neighborhood Market Portfolio Loan. Kenneth Shimm is the non-recourse carveout guarantor under the Virginia Walmart Neighborhood Market Portfolio Loan.

Kenneth Shimm is the President and CEO of Hollywood Atlantic Real Estate Group, a commercial real estate development and property management company.

■	Escrows. The borrowers are not required to fund any reserves provided that the Reserve Waiver Conditions (as defined below) are met. In the event that the Reserve Waiver Conditions are not met, the borrowers are required to fund the following reserves with respect to the Virginia Walmart Neighborhood Market Portfolio Properties on each due date: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; (ii) at the option of the lender, if the policy maintained by the borrowers covering the Virginia Walmart Neighborhood Market Portfolio Properties (or any portion thereof) does not constitute an approved blanket or umbrella policy under the Virginia Walmart Neighborhood Market Portfolio Loan documents or the lender requires the borrowers to obtain a separate policy, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period; and (iii) a replacement reserve in the amount of $1,551.

“Reserve Waiver Conditions” means each of the following: (i) no event of default under the Virginia Walmart Neighborhood Market Portfolio Loan documents exists, (ii) each Specified Tenant lease is in full force and effect with no defaults thereunder, (iii) each Specified Tenant continues to make the payments and perform the obligations required under its respective lease, in each case, relating to the obligations and liabilities for which the applicable reserve account was established, (iv) each Specified Tenant is not bankrupt or insolvent and (v) each Specified Tenant has not expressed its intention in writing to terminate, cancel or default under the related Specified Tenant lease (including, without limitation, in connection with any rejection in any bankruptcy or similar insolvency proceeding).

“Specified Tenant” means, as applicable, (i) Wal-Mart Stores East, LP and (ii) any other lessee(s) of the Specified Tenant space (or any portion thereof) and any guarantor(s) of the applicable Specified Tenant lease(s), including Wal-Mart Stores, Inc.

■	Lockbox and Cash Management. The Virginia Walmart Neighborhood Market Portfolio Loan is structured with a springing lockbox and springing cash management. During the continuance of a Virginia Walmart Neighborhood Market Portfolio Trigger Period (and continuing after the end of the second occurrence of a Virginia Walmart Neighborhood Market Portfolio Trigger Period), the lender may send letters from the borrowers that it is holding in escrow to direct tenants to pay rent directly to a lender-controlled lockbox account, and the borrowers are required to deposit all revenue generated by the Virginia Walmart Neighborhood Market Portfolio Properties in the lockbox account. All sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of, among other things, debt service, funding of monthly escrows and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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VIRGINIA WALMART NEIGHBORHOOD MARKET PORTFOLIO

property operating expenses, with any excess to be held by the lender as additional security for the Virginia Walmart Neighborhood Market Portfolio Loan.

“Virginia Walmart Neighborhood Market Portfolio Trigger Period” means the period (A) commencing upon the earliest of (i) the occurrence of an event of default, (ii) the debt service coverage ratio being less than 1.10x and (iii) the occurrence of Virginia Walmart Neighborhood Market Portfolio Specified Tenant Trigger Period (as defined below); and (B) expiring upon (x) with regard to clause (i) above, the cure of such event of default, (y) with regard to clause (ii) above, the debt service coverage ratio being equal to or greater than 1.15x for two consecutive calendar quarters and (z) with regard to clause (iii) above, such Virginia Walmart Neighborhood Market Specified Tenant Trigger Period ceasing to exist.

“Virginia Walmart Neighborhood Market Portfolio Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in monetary default under its lease, (ii) the senior unsecured credit rating (or equivalent thereof) of a Specified Tenant falling to below a Baa3 rating according to Moody’s credit ratings (or equivalent rating from the other major rating agencies), (iii) a Specified Tenant giving notice that it is terminating its lease for all or any portion of its space, (iv) any termination or cancellation of any Specified Tenant lease and/or any Specified Tenant lease failing to otherwise be in full force and effect, and (v) any bankruptcy or similar insolvency of a Specified Tenant and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of: (1) with respect to (i) above, such default having been cured, with respect to (ii) above, the applicable rating having improved to Baa3 or greater according to Moody’s credit ratings (or equivalent rating from other major rating agencies), with respect to (iii) above, the Specified Tenant having rescinded all termination or cancellation notices and re-affirmed its lease, with respect to (iv) above, the applicable Specified Tenant paying full, unabated rent under its applicable lease, and with respect to (v) above, the Specified Tenant no longer being insolvent and having affirmed its lease pursuant to a final, non-appealable order; or (2) the borrowers leasing the entire Specified Tenant space or applicable portion thereof for a term of not less than five years to a tenant in actual occupancy of and operating at the space and paying the full amount of rent due under its lease.

■	Property Management. The Virginia Walmart Neighborhood Market Portfolio Properties are currently self-managed by the borrowers. Under the Virginia Walmart Neighborhood Market Portfolio Loan documents, the borrowers may terminate and replace the property manager without the lender’s consent, so long as (i) no event of default has occurred and is continuing under the Virginia Walmart Neighborhood Market Portfolio Loan documents, (ii) the lender receives at least 30 days’ prior written notice and (iii) the applicable replacement property manager is approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of Rating Agency Confirmation). The lender has the right to require an independent third party property manager upon an event of default under the Virginia Walmart Neighborhood Market Portfolio Loan documents.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Virginia Walmart Neighborhood Market Portfolio Properties, covering no less than 18 months of business interruption coverage as calculated under the Virginia Walmart Neighborhood Market Portfolio Loan documents in an amount equal to 100% of the projected gross income from the Virginia Walmart Neighborhood Market Portfolio Properties (on an actual loss sustained basis) for a period continuing until the restoration of the Virginia Walmart Neighborhood Market Portfolio Properties is completed and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk’ insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000, except as otherwise permitted in the Virginia Walmart Neighborhood Market Portfolio Loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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133

AMSDELL COMPASS MICHIGAN PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		CGMRC
Location (City/State)	Various, Michigan	Cut-off Date Principal Balance		$21,000,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$100.68
Size (SF)	208,582	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 8/5/2015	84.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/5/2015	84.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.5100%
Appraised Value	$28,200,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$2,761,566	Borrower Sponsor(1)	Amsdell Group Preferred III, LLC
Underwritten Expenses	$935,505	Escrows
Underwritten Net Operating Income (NOI)	$1,826,061		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,794,774	Taxes	$19,297	$19,297
Cut-off Date LTV Ratio(2)	71.6%	Insurance	$0	$0
Maturity Date LTV Ratio	63.2%	Replacement Reserves	$0	$2,607
DSCR Based on Underwritten NOI / NCF	1.43x / 1.40x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.5%	Other(3)	$800,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$21,000,000	99.7%	Principal Equity Distribution	$11,063,635	52.5%
Other Sources	60,000	0.3	Loan Payoff	8,751,298	41.6
			Reserves	819,297	3.9
			Closing Costs	425,770	2.0
Total Sources	$21,060,000	100.0%	Total Uses	$21,060,000	100.0%

(1)	Robert J. Amsdell and Barry L. Amsdell are the non-recourse carveout guarantors under the Amsdell Compass Michigan Portfolio Loan.

(2)	Cut-off Date LTV Ratio is adjusted for $800,000 holdback.

(3)	Other upfront reserve represents an $800,000 reserve for an economic holdback at the Amsdell Compass Michigan Portfolio Properties.

The following table presents certain information relating to the Amsdell Compass Michigan Portfolio Properties:

Property	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
Compass Self Storage Rochester Hills	Rochester Hills	MI	$7,500,000	64,868	94.2%	2005	NAP	$652,612
Compass Self Storage Novi	Novi	MI	7,500,000	68,589	87.0%	2003	NAP	629,478
Compass Self Storage Madison Heights	Madison Heights	MI	6,000,000	75,125	73.5%	2002	NAP	512,684
Total / Wtd. Avg. Portfolio			$21,000,000	208,582	84.4%			$1,794,774

(1)	As provided by the borrower and represents physical occupancy based on square footage as of August 5, 2015.

The following table presents certain information relating to historical leasing at the Amsdell Compass Michigan Portfolio Properties:

Historical Leased %(1)

Property	2012	2013	2014	As of 8/5/2015
Compass Self Storage Rochester Hills	90.1%	86.6%	87.1%	94.2%
Compass Self Storage Novi	89.2%	87.2%	86.6%	87.0%
Compass Self Storage Madison Heights	73.7%	77.6%	77.6%	73.5%
Total / Wtd. Avg. Portfolio	83.9%	83.6%	83.5%	84.4%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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AMSDELL COMPASS MICHIGAN PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Amsdell Compass Michigan Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 6/30/2015	Underwritten	Underwritten $ per SF
Base Rent	$2,717,509	$2,830,553	$2,927,058	$3,041,562	$2,603,202	$12.48
Gross Up Vacancy	0	0	0	0	559,395	2.68
Total Rent Revenue	$2,717,509	$2,830,553	$2,927,058	$3,041,562	$3,162,596	$15.16
Other Income(2)	134,021	157,580	200,638	214,425	214,425	1.03
Vacancy & Credit Loss	(614,296)	(512,688)	(456,901)	(494,421)	(615,455)	(2.95)
Effective Gross Income	$2,237,234	$2,475,444	$2,670,796	$2,761,566	$2,761,566	$13.24

Real Estate Taxes	210,974	207,644	210,356	219,261	216,000	1.04
Insurance	23,880	25,939	26,733	27,647	24,191	0.12
Management Fee	89,489	99,018	106,832	110,463	110,463	0.53
Other Operating Expenses	561,516	574,249	590,590	577,712	584,852	2.80
Total Operating Expenses	$885,858	$906,849	$934,510	$935,082	$935,505	$4.49

Net Operating Income	$1,351,376	$1,568,595	$1,736,286	$1,826,484	$1,826,061	$8.75
Historical Capital Expenses	0	0	0	0	31,287	0.15
Net Cash Flow	$1,351,376	$1,568,595	$1,736,286	$1,826,484	$1,794,774	$8.60

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Income consists of administrative fees, tenant paid insurance, truck rental and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

135

MIX AT MIDTOWN

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance		$19,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$267.49
Size (SF)	72,901	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 8/5/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/5/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1970, 2008 / NAP	Mortgage Rate		4.3190%
Appraised Value	$28,520,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	NAP
		Borrower Sponsor(1)	George Levan, John Levan and Levan Group I, LP

Underwritten Revenues	$2,665,498
Underwritten Expenses	$863,634		Escrows
Underwritten Net Operating Income (NOI)	$1,801,864		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,718,028	Taxes	$94,867	$10,541
Cut-off Date LTV Ratio	68.4%	Insurance	$11,444	$5,722
Maturity Date LTV Ratio	54.9%	Replacement Reserves(2)	$0	$1,196
DSCR Based on Underwritten NOI / NCF	1.55x / 1.48x	TI/LC(3)	$0	$3,038
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.8%	Other(4)	$100,384	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,500,000	100.0%	Loan Payoff	$9,894,510	50.7%
			Principal Equity Distribution	9,113,043	46.7
			Closing Costs	285,752	1.5
			Reserves	206,695	1.1

Total Sources	$19,500,000	100.0%	Total Uses	$19,500,000	100.0%

(1)	The non-recourse carveout guarantors under the Mix at Midtown Loan are George Levan, John Levan (as to certain events and in certain circumstances) and Levan Group I, LP.

(2)	The replacement reserve is capped at $57,400.

(3)	The TI/LC reserve is capped at $145,800.

(4)	Other reserve represents an existing casualty reserve ($71,784) to repair fire damage and a deferred maintenance reserve ($28,600).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Mix at Midtown Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
24 Hour Fitness	NR / NR / NR	49,000	67.2%	$1,172,570	59.4%	$23.93	6/30/2023	NA	NA	3, 5-year options
Artisans Restaurant(1)	NR / NR / NR	7,640	10.5	247,689	12.5	32.42	5/4/2021	$319	13.6%	2, 5-year options
Holley’s Restaurant(2)	NR / NR / NR	6,777	9.3	243,972	12.4	36.00	2/10/2024	$415	11.4%	2, 5-year options
Piola Pizzeria(2)	NR / NR / NR	3,094	4.2	114,478	5.8	37.00	6/6/2020	$527	9.1%	2, 5-year options
Jinya Ramen(3)	NR / NR / NR	2,842	3.9	96,628	4.9	34.00	5/8/2024	$931	4.8%	2, 5-year options
Urban Oasis Day Spa	NR / NR / NR	2,018	2.8	60,540	3.1	30.00	10/31/2019	NA	NA	1, 5-year option
Dolce Delight	NR / NR / NR	1,530	2.1	38,250	1.9	25.00	1/5/2018	NA	NA	1, 3-year option
Largest Tenants		72,901	100.0%	$1,974,127	100.0%	$27.08
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		72,901	100.0%	$1,974,127	100.0%	$27.08

(1)	Tenant does not report monthly sales. Sales are for January 2015 through May 2015 annualized.

(2)	Sales are for the TTM ending June 2015.

(3)	Sales are for January 2015 through June 2015 annualized.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

136

MIX AT MIDTOWN

The following table presents the lease rollover schedule at the Mix at Midtown Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	1,530	2.1	2.1%	38,250	1.9	25.00	1
2019	2,018	2.8	4.9%	60,540	3.1	30.00	1
2020	3,094	4.2	9.1%	114,478	5.8	37.00	1
2021	7,640	10.5	19.6%	247,689	12.5	32.42	1
2022	0	0.0	19.6%	0	0.0	0.00	0
2023	49,000	67.2	86.8%	1,172,570	59.4	23.93	1
2024	9,619	13.2	100.0%	340,600	17.3	35.41	2
2025	0	0.0	100.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	72,901	100.0%		$1,974,127	100.0%	$27.08	7

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mix at Midtown Property:

Cash Flow Analysis(1)

	2013	2014	TTM 6/30/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,522,340	$1,784,203	$1,930,151	$1,974,127	$27.08
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$1,522,340	$1,784,203	$1,930,151	$1,974,127	$27.08
Total Reimbursables	796,492	762,202	861,503	831,660	11.41
Other Income	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	(140,289)	(1.92)
Effective Gross Income	$2,318,832	$2,546,405	$2,791,654	$2,665,498	$36.56

Real Estate Taxes	$331,216	$363,892	$380,692	$372,136	$5.10
Insurance	104,462	108,687	109,941	68,760	0.94
Management Fee	102,000	102,000	102,000	93,771	1.29
Other Operating Expenses	270,413	319,981	334,164	328,967	4.51
Total Operating Expenses	$808,091	$894,560	$926,797	$863,634	$11.85

Net Operating Income	$1,510,741	$1,651,845	$1,864,857	$1,801,864	$24.72
TI/LC	0	0	0	69,256	0.95
Replacement Reserves	0	0	0	14,580	0.20
Net Cash Flow	$1,510,741	$1,651,845	$1,864,857	$1,718,028	$23.57

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent is based on contractual rents as of August 5, 2015 and rent steps through September 30, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

137

RED DOT STORAGE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	9	Loan Seller		CGMRC
Location (City/State)	Various, Various	Cut-off Date Principal Balance		$16,000,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF		$38.78
Size (SF)	412,585	Percentage of Initial Pool Balance		1.7%
Total Occupancy as of 6/25/2015	91.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/25/2015	91.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.5600%
Appraised Value	$21,970,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$2,409,472	Borrower Sponsor(1)		Seth Bent
Underwritten Expenses	$989,169	Escrows
Underwritten Net Operating Income (NOI)	$1,420,303		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,379,044	Taxes	$58,784	$29,392
Cut-off Date LTV Ratio	72.8%	Insurance	$0	$0
Maturity Date LTV Ratio	63.8%	Replacement Reserves(2)	$0	$3,438
DSCR Based on Underwritten NOI / NCF	1.45x / 1.41x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.9% / 8.6%	Other(3)	$210,284	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,000,000	99.7%	Loan Payoff	$13,133,600	81.8%
Other Sources	52,517	0.3	Principal Equity Distribution	2,088,178	13.0
			Closing Costs	561,671	3.5
			Reserves	269,068	1.7
Total Sources	$16,052,517	100.0%	Total Uses	$16,052,517	100.0%

(1)	Seth Bent is the non-recourse carveout guarantor under the Red Dot Storage Portfolio Loan.

(2)	Replacement reserve is capped at $82,518.

(3)	The other upfront reserve represents a $210,284 reserve for deferred maintenance.

The following table presents certain information relating to the Red Dot Storage Portfolio Properties:

Property Address	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
2105 South Eastwood Drive	Woodstock	IL	$2,892,500	47,650	91.1%	1999-2002	NAP	$244,514
1960 Wiesbrook Road	Oswego	IL	2,475,000	60,750	92.8%	2001	NAP	205,212
8101 North Hale Avenue	Peoria	IL	2,377,500	74,120	88.3%	1977-1994	NAP	241,764
3305 16th Street	Zion	IL	2,150,000	41,500	87.0%	2002-2009	NAP	165,836
180 Elizabeth Lane	Genoa City	WI	1,695,000	55,780	94.6%	2002-2009	NAP	155,686
204 Wolf Street	Yorkville	IL	1,537,500	30,000	93.0%	1995	NAP	137,657
1900 Alden Road	Janesville	WI	1,305,000	45,875	93.9%	1986-2008	NAP	104,439
1243 Shappert Drive	Machesney Park	IL	817,500	31,500	87.1%	2006-2009	NAP	65,161
5750 Sandy Hollow Road	Rockford	IL	750,000	25,410	90.8%	1992-1999	NAP	58,776
Total / Wtd. Avg. Portfolio			$16,000,000	412,585	91.0%			$1,379,044

(1)	As provided by the borrowers and represents physical occupancy based on square footage as of June 25, 2015.

The following table presents certain information relating to historical leasing at the Red Dot Storage Portfolio Properties:

Historical Leased %(1)

Property Address	2013(2)	2014(2)	TTM 6/25/2015
2105 South Eastwood Drive	66.7%	84.4%	91.1%
1960 Wiesbrook Road	64.2%	80.6%	92.8%
8101 North Hale Avenue	NAV	NAV	88.3%
3305 16th Street	NAV	NAV	87.0%
180 Elizabeth Lane	91.4%	95.0%	94.6%
204 Wolf Street	86.4%	86.8%	93.0%
1900 Alden Road	96.0%	96.6%	93.9%
1243 Shappert Drive	87.7%	87.3%	87.1%
5750 Sandy Hollow Road	82.1%	85.6%	90.8%
Total / Wtd. Avg. Portfolio	80.9%	88.2%	91.0%

(1)	As provided by the borrowers.

(2)	Weighted by square footage and excludes properties with no historical cash flow.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

138

RED DOT STORAGE PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Red Dot Storage Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 4/30/2015	Underwritten	Underwritten $ per SF
Base Rent	$597,225	$1,571,268	$1,713,875	$2,511,572	$2,512,632	$6.09
Gross Up Vacancy	0	0	0	0	295,151	0.72
Total Rent Revenue	$597,225	$1,571,268	$1,713,875	$2,511,572	$2,807,783	$6.81
Other Income(2)	3,704	33,229	56,594	122,923	122,923	0.30
Vacancy & Credit Loss	0	(56,543)	(133,055)	(214,718)	(521,234)	(1.26)
Effective Gross Income	$600,929	$1,547,954	$1,637,414	$2,419,776	$2,409,472	$5.84

Real Estate Taxes	77,889	165,540	188,301	330,688	345,984	0.84
Insurance	8,240	19,055	19,055	25,235	29,947	0.07
Management Fee	6,941	29,576	0	0	96,379	0.23
Other Operating Expenses	200,807	513,357	364,623	562,175	516,859	1.25
Total Operating Expenses	$293,876	$727,529	$571,979	$918,098	$989,169	$2.40

Net Operating Income	$307,052	$820,425	$1,065,435	$1,501,679	$1,420,303	$3.44
Replacement Reserves	0	0	0	0	41,259	0.10
Net Cash Flow	$307,052	$820,425	$1,065,435	$1,501,679	$1,379,044	$3.34

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Income consists of administrative fees, tenant paid insurance, truck rental and miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

139

STADIUM PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Columbia, Missouri	Cut-off Date Principal Balance		$15,482,942
Property Type	Retail	Cut-off Date Principal Balance per SF		$121.47
Size (SF)	127,458	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 6/30/2015	98.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/30/2015	98.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1969 / 2004	Mortgage Rate		4.8500%
Appraised Value	$20,650,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	NAP
		Borrower Sponsor(1)	Vicki D. Walters

Underwritten Revenues	$1,771,237
Underwritten Expenses	$333,148	Escrows
Underwritten Net Operating Income (NOI)	$1,438,089		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,358,579	Taxes	$151,654	$16,850
Cut-off Date LTV Ratio	75.0%	Insurance	$11,164	$1,595
Maturity Date LTV Ratio	61.4%	Replacement Reserves(2)	$57,356	$0
DSCR Based on Underwritten NOI / NCF	1.47x / 1.38x	TI/LC(3)	$133,381	$0
Debt Yield Based on Underwritten NOI / NCF	9.3% / 8.8%	Other(4)	$500,000	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$15,500,000	93.1%	Loan Payoff	$15,575,278	93.6%
Principal’s New Cash Contribution	1,110,338	6.7	Reserves	853,555	5.1
Other Sources	37,500	0.2	Closing Costs	219,006	1.3

Total Sources	$16,647,838	100.0%	Total Uses	$16,647,838	100.0%

(1)	Vicki D. Walters is the guarantor of the non-recourse carveouts under the Stadium Plaza Loan.
(2)	Replacement reserve is capped at $57,356.
(3)	TI/LC reserve is capped at $133,381.
(4)	Upfront other reserve is comprised of $500,000 for TI/LC related to Hobby Lobby and Best Buy.

The following table presents certain information relating to the major tenants at the Stadium Plaza Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Best Buy	BB / Baa2 / BB+	45,000	35.3%	$580,500	37.9%	$12.90	7/31/2020	4, 5-year options
Hobby Lobby	NR / NR / NR	63,024	49.4	535,704	34.9	8.50	8/31/2019	3, 5-year options
Texas Roadhouse	NR / NR / NR	11,550	9.1	145,000	9.5	12.55	8/16/2026	3, 5-year options
Chuck E Cheese	NR / NR / NR	0	0.0	131,250	8.6	0.00	7/31/2023	3, 5-year options
G&D Steakhouse	NR / NR / NR	2,000	1.6	51,840	3.4	25.92	12/31/2018	NA
Sally Beauty	NR / NR / NR	2,000	1.6	49,000	3.2	24.50	2/28/2019	NA
Lucky Nails	NR / NR / NR	1,884	1.5	39,480	2.6	20.96	6/14/2019	NA
Ten Largest Tenants		125,458	98.4%	$1,532,774	100.0%	$11.17
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		2,000	1.6	0	0.0	0.00
Total / Wtd. Avg. All Tenants		127,458	100.0%	$1,532,774	100.0%	$11.17

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Excludes Chuck E Cheese, which pays ground rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

140

STADIUM PLAZA

The following table presents the lease rollover schedule at the Stadium Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	$0.00	0
2016	0	0.0	0.0%	0	0.0	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	2,000	1.6	1.6%	51,840	3.4	$25.92	1
2019	66,908	52.5	54.1%	624,184	40.7	$9.33	3
2020	45,000	35.3	89.4%	580,500	37.9	$12.90	1
2021	0	0.0	89.4%	0	0.0	$0.00	0
2022	0	0.0	89.4%	0	0.0	$0.00	0
2023	0	0.0	89.4%	131,250	8.6	$0.00	1
2024	0	0.0	89.4%	0	0.0	$0.00	0
2025	0	0.0	89.4%	0	0.0	$0.00	0
2026 & Thereafter	11,550	9.1	98.4%	145,000	9.5	$12.55	1
Vacant	2,000	1.6	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	127,458	100.0%		$1,532,774	100.0%	$12.22	7

The following table presents certain information relating to historical leasing at the Stadium Plaza Property:

Historical Leased %(1)

	2012	2013	2014	6/30/2015
Owned Space	100.0%	100.0%	100.0%	98.4%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise specified.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Stadium Plaza Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 5/31/2015	Underwritten	Underwritten $ per SF
Base Rent	$1,483,993	$1,484,851	$1,500,660	$1,524,943	$1,512,044	$11.86
Contractual Rent Steps	0	0	0	0	20,730	0.16
Gross Up Vacancy	0	0	0	0	52,096	0.41
Total Rent	$1,483,993	$1,484,851	$1,500,660	$1,524,943	$1,584,870	$12.43
Total Reimbursables	220,033	234,572	282,897	308,278	251,009	1.97
Other Income	26,583	26,594	28,926	32,317	27,152	0.21
Vacancy & Credit Loss	0	0	0	0	(91,794)	(0.72)
Effective Gross Income	$1,730,609	$1,746,017	$1,812,483	$1,865,538	$1,771,237	$13.90

Real Estate Taxes	$170,822	$171,600	$132,441	$132,441	$132,441	$1.04
Insurance	16,528	16,946	18,228	18,228	18,227	0.14
Management Fee	69,224	69,841	72,499	74,622	70,849	0.56
Other Operating Expenses	65,603	99,391	199,156	174,249	111,630	0.88
Total Operating Expenses	$322,177	$357,778	$422,324	$399,540	$333,148	$2.61

Net Operating Income	$1,408,432	$1,388,239	$1,390,159	$1,465,998	$1,438,089	$11.28
TI/LC	60,392	60,392	60,392	60,392	60,392	0.47
Replacement Reserves	19,119	19,119	19,119	19,119	19,119	0.15
Net Cash Flow	$1,328,921	$1,308,728	$1,310,648	$1,386,488	$1,358,578	$10.66

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

141

HOUSTON HOTEL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CGMRC
Location (City/State)	Various, Texas	Cut-off Date Principal Balance		$14,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$88,050.31
Size (Rooms)	159	Percentage of Initial Pool Balance		1.5%
Total TTM Occupancy as of 6/30/2015	71.6%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 6/30/2015	71.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		4.7100%
Appraised Value	$21,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest-Only Period (Months)		0
Underwritten Revenues	$5,158,592	Borrower Sponsor(1)		Seema Dayal and Jayesh Dayal
Underwritten Expenses	$3,343,929
Underwritten Net Operating Income (NOI)	$1,814,662	Escrows
Underwritten Net Cash Flow (NCF)	$1,608,319		Upfront	Monthly
Cut-off Date LTV Ratio	64.5%	Taxes	$253,579	$28,175
Maturity Date LTV Ratio	52.5%	Insurance	$35,658	$8,914
DSCR Based on Underwritten NOI / NCF	2.08x / 1.84x	FF&E(2)	$0	$17,307
Debt Yield Based on Underwritten NOI / NCF	13.0% / 11.5%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$14,000,000	100.0%	Loan Payoff	$12,954,185	92.5%
Other Sources	972	0.0	Principal Equity Distribution	473,575	3.4
			Reserves	289,236	2.1
			Closing Costs	283,976	2.0

Total Sources	$14,000,972	100.0%	Total Uses	$14,000,972	100.0%

(1)	Seema Dayal and Jayesh Dayal are the non-recourse carveout guarantors under the Houston Hotel Portfolio Loan.

(2)	The borrower is required to make monthly deposits equal to 1/12th of 4% of the greater of (1) annual gross revenues for the preceding calendar year and (2) the projected annual gross revenues for the calendar year in which the monthly payment date occurs as set forth in the approved annual budget. The current monthly FF&E escrow of $17,307 is 1/12th of 4% of the gross revenues for the preceding calendar year.

The following table presents certain information relating to the Houston Hotel Portfolio Properties:

Property	Cut-off Date Allocated Loan Amount	% of Portfolio Cut-off Date Allocated Loan Amount	Rooms	Underwritten NCF	Year Built / Latest Renovation	Appraised Value	Appraisal Date
Holiday Inn Express West Road	$8,500,000	60.7%	87	$958,482	2010 / NAP	$13,300,000	5/19/2015
Hampton Inn Port Arthur	5,500,000	39.3	72	649,837	2007 / 2014	8,400,000	5/19/2015
Total	$14,000,000	100.0%	159	$1,608,319		$21,700,000

TTM June 30, 2015 Penetration Rates

	Competitive Set(1)			TTM 6/30/2015(1)			Penetration Rates(1)
Property	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR
Holiday Inn Express West Road	66.7%	$135.91	$90.64	68.9%	$128.93	$88.77	103.2%	94.9%	97.9%
Hampton Inn Port Arthur	62.3%	$105.90	$65.99	74.8%	$116.93	$87.44	120.0%	110.4%	132.5%
Total / Wtd. Avg.	64.7%	$122.32	$79.48	71.5%	$123.50	$88.17	110.6%	101.0%	110.9%

(1)	Source: June 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Houston Hotel Portfolio Properties:

Houston Hotel Portfolio(1)

	TTM 6/30/2013(1)			TTM 6/30/2014(1)			TTM 6/30/2015(1)			Underwritten
Property	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR
Holiday Inn Express West Road	66.5%	$123.91	$82.44	70.4%	$129.55	$91.24	68.9%	$128.93	$88.77	68.9%	$128.51	$88.48
Hampton Inn Port Arthur	76.5%	$106.69	$81.60	70.9%	$109.79	$77.80	74.8%	$116.93	$87.44	74.8%	$116.49	$87.11
Total / Wtd. Avg.	71.0%	$116.11	$82.06	70.6%	$120.60	$85.15	71.5%	$123.50	$88.17	71.6%	$122.82	$87.86

(1)	Source: June 2015 travel research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

142

HOUSTON HOTEL PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Houston Hotel Portfolio Properties:

Cash Flow Analysis

	2012	2013	2014	TTM 6/30/2015	Underwritten	Underwritten $ per Room
Room Revenue	$4,603,360	$4,742,992	$5,086,520	$5,099,160	$5,099,160	$32,070
Food & Beverage Revenue	0	0	0	0	0	0
Other Revenue(1)	78,036	70,564	54,145	65,240	59,432	374
Total Revenue	$4,681,395	$4,813,556	$5,140,665	$5,164,400	$5,158,592	$32,444

Room Expense	$679,279	$1,007,855	$1,046,322	$1,006,138	$1,040,630	$6,545
Food & Beverage Expense	0	0	0	0	0	0
Other Expense	79,161	80,165	77,933	77,109	78,492	494
Total Departmental Expense	$758,440	$1,088,020	$1,124,256	$1,083,247	$1,119,122	$7,039
Total Undistributed Expense	1,820,517	1,555,407	1,711,064	1,720,863	1,733,672	10,904
Total Fixed Charges(2)	366,452	388,105	457,219	420,439	491,135	3,089
Total Operating Expenses	$2,945,409	$3,031,532	$3,292,539	$3,224,549	$3,343,929	$21,031

Net Operating Income	$1,735,986	$1,782,024	$1,848,126	$1,939,851	$1,814,662	$11,413
FF&E	187,256	192,542	205,627	206,576	206,344	1,298
Net Cash Flow	$1,548,730	$1,589,482	$1,642,499	$1,733,275	$1,608,319	$10,115

(1)	Other Revenue consists of meeting room rentals, guest laundry, pet/smoking fees, pantry shop revenues and other miscellaneous income.
(2)	Total Fixed Charges include real estate taxes and insurance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

143

COURTYARD AT CEDAR HILLS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Beaverton, Oregon	Cut-off Date Principal Balance	$13,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$89,655.17
Size (Units)	145	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 7/1/2015	98.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/1/2015	98.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	1969, 1975 / NAP	Mortgage Rate	4.6300%
Appraised Value	$20,000,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	NAP
		Original Interest Only Period (Months)	120
		Borrower Sponsor(1)	Michael Rhodes Green, Scott Michael McWhorter and Virtu Investments Multifamily Opportunity Fund-III, LP
Underwritten Revenues	$1,747,558
Underwritten Expenses	$672,172	Escrows
Underwritten Net Operating Income (NOI)	$1,075,386		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,036,236	Taxes	$133,261	$12,692
Cut-off Date LTV Ratio	65.0%	Insurance	$24,833	$2,150
Maturity Date LTV Ratio	65.0%	Replacement Reserves	$0	$3,263
DSCR Based on Underwritten NOI / NCF	1.76x / 1.70x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.3% / 8.0%	Other(2)	$4,563	$0

Sources and Uses
Sources	$	%	Uses	$	%
Mortgage Loan Amount	$13,000,000	64.3%	Purchase Price	$19,850,000	98.1%
Principal’s New Cash Contribution	$7,068,021	34.9	Closing Costs	$215,364	1.1
Other Sources	$160,000	0.8	Reserves	$162,657	0.8
Total Sources	$20,228,021	100.0%	Total Uses	$20,228,021	100.0%

(1)	Michael Rhodes Green, Scott Michael McWhorter, and Virtu Investments Multifamily Opportunity Fund-III, LP are the non-recourse carveouts guarantors under the Courtyard at Cedar Hills Loan.
(2)	Other Upfront reserve represents an immediate repair reserve of $4,563.

The following table presents certain information relating to the units and rent at the Courtyard at Cedar Hills Property:

Unit Mix(1)

Unit Type	Occupied Units(1)	Vacant Units	Total Units	Average SF per Unit	Monthly Market Rent per Unit	Annual Market Rent	Monthly Actual Rent per Unit	Underwritten Annual Rent
1 bedroom /1 bath (A)	7	1	8	614	$790	$66,360	$775	$65,076
1 bedroom /1 bath (B)	45	1	46	743	850	459,000	819	442,380
2 bedroom /1 bath (A)	6	0	6	757	950	68,400	970	69,804
2 bedroom /1 bath (B)	31	0	31	886	950	353,400	904	336,288
2 bedroom /2 bath	12	0	12	896	975	140,400	976	140,484
3 bedroom /1.5 bath	42	0	42	1,157	1,155	582,120	1,077	542,705
Total / Avg.	143	2	145	900	$971	$1,666,058	$930	$1,596,737

(1)	As provided by the borrower per the July 1, 2015 rent roll.

The following table presents certain information relating to historical leasing at the Courtyard at Cedar Hills Property:

Historical Leased %(1)

	2012	2013	2014(2)	As of 7/1/2015
Owned Space	94.5%	95.5%	98.1%	98.6%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the indicated year unless specified otherwise.
(2)	2014 Occupancy represents occupancy as of June 2014.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

144

COURTYARD AT CEDAR HILLS

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Courtyard at Cedar Hills Property:

Cash Flow Analysis(1)

	2012	2013	2014 Annualized	TTM 6/30/2015	Underwritten(2)	Underwritten $ per Unit
Base Rent	$1,350,530	$1,424,690	$1,517,670	$1,565,671	$1,596,737	$11,012
Gross Up Vacancy	0	0	0	0	43,740	302
Goss Potential Rent	$1,350,530	$1,424,690	$1,517,670	$1,565,671	$1,640,477	$11,314
Vacancy, Credit Loss & Concessions	(80,379)	(65,598)	(29,597)	(32,337)	(81,716)	(564)
Total Rent Revenue	$1,270,151	$1,359,091	$1,488,073	$1,533,334	$1,558,761	$10,750
Other Revenue (3)	140,921	159,896	177,774	188,797	188,797	1,302
Effective Gross Income	$1,411,072	$1,518,987	$1,665,847	$1,722,131	$1,747,558	$12,052

Total Operating Expenses	$693,449	$676,168	$607,195	$625,530	$672,172	$4,636

Net Operating Income	$717,623	$842,819	$1,058,653	$1,096,601	$1,075,386	$7,416
Replacement Reserves	0	0	0	0	39,150	270
Net Cash Flow	$717,623	$842,819	$1,058,653	$1,096,601	$1,036,236	$7,146

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow is based on July 1, 2015 rent roll.
(3)	Other Revenue includes RUBS, laundry revenue and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

145

PECKHAM SQUARE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Reno, Nevada		Cut-off Date Principal Balance	$12,450,000
Property Type	Retail		Cut-off Date Principal Balance per SF	$93.39
Size (SF)	133,318		Percentage of Initial Pool Balance	1.3%
Total Occupancy as of 8/1/2015	96.3%		Number of Related Mortgage Loans	None
Owned Occupancy as of 8/1/2015	96.3%		Type of Security	Fee Simple
Year Built / Latest Renovation	1974 / 1990, 2005		Mortgage Rate	4.2385%
Appraised Value	$16,800,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Term (Months)	24
			Borrower Sponsor(1)	Kamran Farhadi and Parviz M. Hariri

Underwritten Revenues	$1,698,154
Underwritten Expenses	$333,807		Escrows
Underwritten Net Operating Income (NOI)	$1,364,347		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,211,858	Taxes	$274	$10,718
Cut-off Date LTV Ratio	74.1%	Insurance	$5,382	$2,691
Maturity Date LTV Ratio	62.8%	Replacement Reserves	$0	$3,333
DSCR Based on Underwritten NOI / NCF	1.86x / 1.65x	TI/LC(2)	$0	$9,583
Debt Yield Based on Underwritten NOI / NCF	11.0% / 9.7%	Other(3)	$223,151	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,450,000	100.0%	Loan Payoff	$11,039,934	88.7%
			Principal Equity Distribution	864,174	6.9
			Closing Costs	317,085	2.5
			Reserves	228,807	1.8
Total Sources	$12,450,000	100.0%	Total Uses	$12,450,000	100.0%

(1)	Kamran Farhadi and Parviz Hariri are the non-recourse carveout guarantors under the Peckham Square Loan.
(2)	TI/LC reserve is capped at $400,000.
(3)	Other reserves represent an unfunded obligation ($130,000) and a deferred maintenance reserve ($93,151).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Peckham Square Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Jo-Ann Stores, Inc.	NR / B3 / B	24,700	18.5%	$305,539	20.2%	$12.37	12/31/2020	$136	9.1%	1, 5-year option
Grocery Outlet, Inc.	NR / NR / NR	27,300	20.5	285,036	18.8	10.44	6/13/2020	NA	NA	2, 5-year options
Savers	NR / NR / B-	28,600	21.5	276,149	18.2	9.66	12/1/2025	NA	NA	2, 5-year options
King Buffet	NR / NR / NR	11,067	8.3	216,000	14.3	19.52	7/20/2020	NA	NA	2, 5-year options
Harbor Freight Tools	NR / NR / BB-	16,426	12.3	185,560	12.3	11.30	5/31/2019	NA	NA	1, 5-year option
Family Dollar	NR / Ba1 / NR	12,015	9.0	117,000	7.7	9.74	3/31/2022	NA	NA	3, 5-year options
Rent A Center	NR / B1 / BB	4,808	3.6	76,928	5.1	16.00	10/31/2018	NA	NA	1, 5-year option
Ace Grading & Paving	NR / NR / NR	3,500	2.6	36,000	2.4	10.29	4/30/2020	NA	NA	1, 5-year option
Clear Channel Outdoor	NR / NR / NR	1	0.0	15,000	1.0	15,000.00	1/31/2020	NA	NA	NA
Largest Tenants		128,417	96.3%	$1,513,212	100.0%	$11.67
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant (Owned Space)		4,901	3.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		133,318	100.0%	$1,513,212	100.0%	$11.67

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Weighted average UW Base Rent $ per SF does not include Clear Channel Outdoor.
(3)	Tenant Sales $ per SF are as of 12/31/2014 for Jo-Ann Stores, Inc.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

146

PECKHAM SQUARE

The following table presents the lease rollover schedule at the Peckham Square Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	4,808	3.6	3.6%	76,928	5.1	16.00	1
2019	16,426	12.3	15.9%	185,560	12.3	11.30	1
2020	66,568	49.9	65.9%	857,575	56.7	12.88	5
2021	0	0.0	65.9%	0	0.0	0.00	0
2022	12,015	9.0	74.9%	117,000	7.7	9.74	1
2023	0	0.0	74.9%	0	0.0	0.00	0
2024	0	0.0	74.9%	0	0.0	0.00	0
2025	28,600	21.5	96.3%	276,149	18.2	9.66	1
2026 & Thereafter	0	0.0	96.3%	0	0.0	0.00	0
Vacant	4,901	3.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	133,318	100.0%		$1,513,212	100.0%	$11.67	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Weighted average UW Base Rent $ per SF does not include Clear Channel Outdoor.

The following table presents certain information relating to historical occupancy at the Peckham Square Property:

Historical Leased %(1)

2012	2013	2014	As of 5/31/2015
93.0%	93.0%	93.0%	96.0%

(1)	As provided by the borrower and reflects year-end occupancy for the indicated year (or other 12-month period) unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Peckham Square Property:

Cash Flow Analysis(1)

	2013	2014	TTM 5/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,339,401	$1,314,694	$1,338,449	$1,513,212	$11.35
Total Reimbursables	268,261	266,470	280,544	262,364	1.97
Market Revenue on Vacant Units	0	0	0	83,629	0.63
Vacancy & Credit Loss	0	0	0	(161,051)	(1.21)
Other Revenue	0	403	403	0	0.00
Effective Gross Income	$1,607,662	$1,581,567	$1,619,396	$1,698,154	$12.74

Real Estate Taxes	$105,533	$104,524	$104,524	$109,176	$0.82
Insurance	22,386	26,933	26,933	21,092	0.16
Utilities	53,231	26,850	22,589	41,055	0.31
Repairs & Maintenance	52,409	35,015	34,719	52,436	0.39
Management Fee	87,035	72,180	79,657	67,926	0.51
Professional Fees	2,045	2,398	1,148	2,096	0.02
Other Expenses	7,524	42,544	2,688	40,026	0.30
Total Operating Expenses	$330,163	$310,444	$272,258	$333,807	$2.50

Net Operating Income	$1,277,499	$1,271,122	$1,347,138	$1,364,347	$10.23
TI/LC	0	0	0	112,493	0.84
Replacement Reserves	0	0	0	39,995	0.30
Net Cash Flow	$1,277,499	$1,271,122	$1,347,138	$1,211,858	$9.09

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on contractual rents as of August 1, 2015 and rent steps through May 31, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

147

MASON TOWN HOUSE SUITES & PARK VIEW BUSINESS CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CGMRC
Location (City/State)	DeKalb, Illinois	Cut-off Date Principal Balance		$11,700,000
Property Type(1)	Various	Cut-off Date Principal Balance per SF		$55.90
Size (SF)(1)	Various	Percentage of Initial Pool Balance		1.2%
Total Occupancy as of 6/4/2015 and 4/28/2015	96.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/4/2015 and 4/28/2015	96.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.9000%
Appraised Value	$15,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		48
		Borrower Sponsor(2)	James C. Mason and Linda R. Mason
Underwritten Revenues	$1,750,588
Underwritten Expenses	$692,556	Escrows
Underwritten Net Operating Income (NOI)	$1,058,032		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,005,171	Taxes	$0	$31,637
Cut-off Date LTV Ratio	75.0%	Insurance	$0	$0
Maturity Date LTV Ratio	67.7%	Replacement Reserves(3)	$0	$2,126
DSCR Based on Underwritten NOI / NCF	1.42x / 1.35x	TI/LC(4)	$75,000	$0
Debt Yield Based on Underwritten NOI / NCF	9.0% / 8.6%	Other(5)	$40,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,700,000	99.6%	Loan Payoff	$10,836,000	92.3%
Other Sources	45,000	0.4	Closing Costs	455,740	3.9
			Principal Equity Distribution	338,259	2.9
			Reserves	115,000	1.0
Total Sources	$11,745,000	100.0%	Total Uses	$11,745,000	100.0%

(1)	The Mason Town House Suites & Park View Business Center Properties consist of a 65-unit, multifamily complex (the “Mason Town House Suites Property”) and a 44,081 square foot retail center (the “Park View Business Center Property”).
(2)	James C. Mason and Linda R. Mason are non-recourse carveout guarantors under the Mason Town House Suites & Park View Business Center Loan.
(3)	Replacement reserve is capped at $51,014.
(4)	TI/LC reserve is capped at $75,000.
(5)	Upfront other reserve is comprised of $40,000 for an environment holdback.

The following table presents certain information relating to the units and rent at the Mason Town House Suites Property:

Unit Type	Occupied Units(1)	Vacant Units(1)	Total Units	Average SF per Unit	Monthly Market Rent per Unit(2)	Yearly Market Rent(2)	Monthly Actual Rent per Unit(3)	Yearly Actual Rent(3)
4 Bed / 3 Bath	64	1	65	2,542	$1,500	$1,170,000	$1,503	$1,154,304

(1)	As provided by the borrower.
(2)	Source: Appraisal.
(3)	Yearly rents are calculated based on currently occupied units per the rent roll dated June 4, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MASON TOWN HOUSE SUITES & PARK VIEW BUSINESS CENTER

The following table presents certain information relating to the major tenants at the Park View Business Center Property:

Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Finest Furniture	NR / NR / NR	8,800	20.0%	$97,075	20.0%	$11.03	11/30/2016	2, 5-year options
Communications Services, Inc.	NR / NR / NR	7,817	17.7	77,746	16.0	9.95	3/30/2016	NA
Kloberdanz DDS	NR / NR / NR	2,170	4.9	39,724	8.2	18.31	8/31/2020	NA
Secretary of State	NR / NR / NR	2,640	6.0	37,884	7.8	14.35	6/30/2017	NA
Pancake House	NR / NR / NR	3,000	6.8	33,120	6.8	11.04	12/8/2019	NA
IL Dept of Human Services	NR / NR / NR	2,307	5.2	31,837	6.6	13.80	12/14/2018	1, 5-year option
ComCast	NR / NR / NR	2,850	6.5	28,346	5.8	9.95	3/31/2016	1, 5-year option
Cash Store	NR / NR / NR	1,800	4.1	26,760	5.5	14.87	6/30/2019	2, 5-year options
Timothy J. Duez, D.D.S.	NR / NR / NR	1,680	3.8	26,196	5.4	15.59	1/31/2019	1 option(2)
Frederick D. Peltz D.D.	NR / NR / NR	1,918	4.4	23,196	4.8	12.09	8/31/2018	NA
Ten Largest Owned Tenants		34,982	79.4%	$421,884	87.0%	$12.06
Remaining Tenants		5,039	11.4	63,000	13.0	12.50
Vacant (Owned Space)		4,060	9.2	0	0.0	0.00
Total / Wtd. Avg. All Tenants		44,081	100.0%	$484,884	100.0%	$12.12

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The extension option term for Timothy J. Duez, D.D.S. was not disclosed.

The following table presents the lease rollover schedule at the Park View Business Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	250	0.6	0.6%	3,780	0.8	15.12	1
2016	19,467	44.2	44.7%	203,167	41.9	10.44	4
2017	4,224	9.6	54.3%	58,284	12.0	13.80	2
2018	5,905	13.4	67.7%	73,513	15.2	12.45	3
2019	7,380	16.7	84.4%	98,016	20.2	13.28	4
2020	2,170	4.9	89.4%	39,724	8.2	18.31	1
2021	0	0.0	89.4%	0	0.0	0.00	0
2022	0	0.0	89.4%	0	0.0	0.00	0
2023	0	0.0	89.4%	0	0.0	0.00	0
2024	0	0.0	89.4%	0	0.0	0.00	0
2025	0	0.0	89.4%	0	0.0	0.00	0
2026 & Thereafter	625	1.4	90.8%	8,400	1.7	13.44	1
Vacant	4,060	9.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	44,081	100.0%		$484,884	100.0%	$12.12	16

(1)	The square footage, base rent, and subsequent calculations referenced in the chart pertains to the Park View Business Center Property only.

The following table presents certain information relating to historical leasing at the Mason Town House Suites & Park View Business Center Properties:

Historical Leased %(1)

	2013	2014	Various(2)
Owned Space at Mason Town House Suites Property	NAV	99.6%	98.5%
Owned Space at Park View Business Center Property	74.4%	85.0%	90.8%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise specified.
(2)	The occupancy date for the Mason Town House Suites Property and the Park View Business Center Property are June 4, 2015 and April 28, 2015, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mason Town House Suites & Park View Business Center Properties:

Cash Flow Analysis(1)(2)

	2012	2013	2014	TTM 4/30/2015	Underwritten	Underwritten $ per SF
Base Rent	$1,484,864	$1,483,822	$1,669,053	$1,733,702	$1,637,727	$7.82
Contractual Rent Steps	0	0	0	0	19,353	0.09
Gross Up Vacancy	0	0	0	0	56,840	0.27
Total Rent	$1,484,864	$1,483,822	$1,669,053	$1,733,702	$1,713,920	$8.19
Total Reimbursables	39,919	31,322	43,499	46,171	38,247	0.18
Other Income	96,581	97,367	113,347	116,037	116,147	0.55
Vacancy & Credit Loss	0	0	0	0	(117,726)	(0.56)
Effective Gross Income	$1,621,364	$1,612,511	$1,825,899	$1,895,910	$1,750,588	$8.36

Real Estate Taxes	$339,502	$344,528	$359,737	$359,737	$367,523	$1.76
Insurance	38,006	31,764	33,099	33,497	37,424	0.18
Management Fee	64,855	64,500	73,036	75,837	70,023	0.33
Other Operating Expenses	181,643	188,857	204,223	216,267	217,586	1.04
Total Operating Expenses	$624,006	$629,649	$670,095	$685,338	$692,556	$3.31

Net Operating Income	$997,358	$982,862	$1,155,804	$1,210,572	$1,058,032	$5.05
TI/LC	0	0	0	0	27,354	0.13
Replacement Reserves	0	0	0	0	25,507	0.12
Net Cash Flow	$997,358	$982,862	$1,155,804	$1,210,572	$1,005,171	$4.80

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow represents the consolidated cash flow for the Mason Town House Suites Property and the Park View Business Center Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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151

DOVER MARKETPLACE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Dover, Pennsylvania	Cut-off Date Principal Balance		$11,250,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$184.29
Size (SF)	61,044	Percentage of Initial Pool Balance		1.2%
Total Occupancy as of 7/9/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/9/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate		4.5475%
Appraised Value	$15,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		60
		Borrower Sponsor(1)	Robert V. Gothier, Sr., Robert V. Gothier, Jr., Kevin J. Nielsen and Dennis J. Schmidt

Underwritten Revenues	$1,378,039
Underwritten Expenses	$338,618		Escrows
Underwritten Net Operating Income (NOI)	$1,039,421		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$993,759	Taxes	$87,649	$10,956
Cut-off Date LTV Ratio	75.0%	Insurance	$2,067	$1,034
Maturity Date LTV Ratio	68.7%	Replacement Reserves(2)	$0	$1,461
DSCR Based on Underwritten NOI / NCF	1.51x / 1.44x	TI/LC(3)	$0	$4,167
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.8%	Other(4)	$6,323	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,250,000	100.0%	Loan Payoff	$7,366,389	65.5%
			Principal Equity Distribution	3,582,499	31.8
			Closing Costs	205,073	1.8
			Reserves	96,039	0.9

Total Sources	$11,250,000	100.0%	Total Uses	$11,250,000	100.0%

(1)	Robert V. Gothier, Sr., Robert V. Gothier, Jr., Kevin J. Nielsen and Dennis J. Schmidt are the non-recourse carveout guarantors under the Dover Marketplace Loan.
(2)	The replacement reserve is capped at $50,000.
(3)	The TI/LC reserve is capped at $150,000.
(4)	Other reserve represents a rent concession reserve ($6,323).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Dover Marketplace Property:

Ten Largest Tenants Based on Underwritten Base Rent

					% of
					Total UW	UW Base		Tenant
	Credit Rating	Tenant	% of	UW Base	Base	Rent	Lease	Sales $	Occupancy	Renewal /
Tenant Name	(Fitch/MIS/S&P)(1)	GLA	GLA	Rent	Rent	$ per SF	Expiration	per SF(2)	Cost	Extension Options
Giant Foods	BBB / Baa2 / BBB	44,744	73.3%	$832,686	74.2%	$ 18.61	9/30/2021	$634.66	3.7%	6, 5-year options
M&T Bank	A- / A3 / A-	3,100	5.1	90,750	8.1	29.27	10/31/2021	NA	NA	2, 5-year options
Advantage Physical Therapy	NR / NR / NR	2,400	3.9	35,856	3.2	14.94	1/31/2019	NA	NA	1, 6-year option
Giant Gas(3)	BBB / Baa2 / BBB	2,400	3.9	27,500	2.5	11.46	9/30/2021	NA	NA	6, 5-year options
China One	NR / NR / NR	1,200	2.0	21,900	2.0	18.25	11/30/2021	NA	NA	NA
Great Clips	NR / NR / NR	1,200	2.0	20,400	1.8	17.00	9/30/2018	NA	NA	2, 5-year options
Fox’s Pizza	NR / NR / NR	1,200	2.0	19,752	1.8	16.46	9/30/2018	NA	NA	NA
Subway	NR / NR / NR	1,200	2.0	19,248	1.7	16.04	4/30/2017	NA	NA	5, 5-year options
Nail Salon	NR / NR / NR	1,200	2.0	18,600	1.7	15.50	8/31/2017	NA	NA	NA
Edward Jones(4)	NR / NR / NR	1,200	2.0	18,000	1.6	15.00	11/30/2017	NA	NA	1, 5-year option
Ten Largest Owned Tenants		59,844	98.0%	$1,104,692	98.5%	$18.46
Remaining Owned Tenant		1,200	2.0	16,800	1.5	14.00
Vacant (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		61,044	100.0%	$1,121,492	100.0%	$18.37

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales $ per SF are as of 12/31/2014 for Giant Foods.
(3)	Giant Gas has the right to terminate its lease with written notice of not less than three months and not more than 12 months.
(4)	Edward Jones has the option to terminate its lease upon 60 days’ prior written notice to the landlord.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

152

DOVER MARKETPLACE

The following table presents the lease rollover schedule at the Dover Marketplace Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

						UW Base
Year Ending	Expiring Owned	% of Owned	Cumulative % of	UW	% of Total UW	Rent	# of Expiring
December 31,	GLA	GLA	Owned GLA	Base Rent	Base Rent	$ per SF	Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	3,600	5.9	5.9%	55,848	5.0	15.51	3
2018	3,600	5.9	11.8%	56,952	5.1	15.82	3
2019	2,400	3.9	15.7%	35,856	3.2	14.94	1
2020	0	0.0	15.7%	0	0.0	0.00	0
2021	51,444	84.3	100.0%	972,836	86.7	18.91	4
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024	0	0.0	100.0%	0	0.0	0.00	0
2025	0	0.0	100.0%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	61,044	100.0%		$1,121,492	100.0%	$18.37	11

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Dover Marketplace Property:

Cash Flow Analysis(1)

					Underwritten
	2012	2013	2014	Underwritten(2)	$ per SF
Base Rent	$1,076,696	$1,081,210	$1,101,017	$1,121,492	$18.37
Contractual Credit Rent Steps(3)	0	0	0	45,942	0.75
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$1,076,696	$1,081,210	$1,101,017	$1,167,434	$19.12
Total Reimbursables	189,594	217,398	231,470	263,116	4.31
Other Income	476	488	1,283	1,000	0.02
Vacancy & Credit Loss	0	0	0	(53,511)	(0.88)
Effective Gross Income	$1,266,766	$1,299,096	$1,333,770	$1,378,039	$22.57

Real Estate Taxes	$121,988	$125,967	$128,071	$130,685	$2.14
Insurance	7,640	8,569	13,471	12,404	0.20
Management Fee	43,060	43,188	43,971	55,122	0.90
Other Operating Expenses	71,759	107,907	102,231	140,408	2.30
Total Operating Expenses	$244,447	$285,631	$287,744	$338,618	$5.55

Net Operating Income	$1,022,319	$1,013,465	$1,046,027	$1,039,421	$17.03
TI/LC	0	0	0	28,133	0.46
Replacement Reserves	0	0	0	17,529	0.29
Net Cash Flow	$1,022,319	$1,013,465	$1,046,027	$993,759	$16.28

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on contractual rents as of July 9, 2015 and rent steps through September 30, 2016.
(3)	Underwritten Contractual Credit Rent Steps is the straight-line average of the incremental rent steps for credit tenants (Giant Foods, Giant Gas and M&T Bank) through the respective lease expiration.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LANIER CROSSING SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RAIT Funding, LLC
Location (City/State)	Cumming, Georgia	Cut-off Date Principal Balance		$11,200,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$101.82
Size (SF)	110,002	Percentage of Initial Pool Balance		1.2%
Total Occupancy as of 8/1/2015	93.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/1/2015	93.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1989 / NAP	Mortgage Rate		5.0100%
Appraised Value	$15,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	David Sedgh and Jeffrey Brandler
Underwritten Revenues	$1,404,078
Underwritten Expenses	$363,799	Escrows
Underwritten Net Operating Income (NOI)	$1,040,279		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$957,777	Taxes	$137,523	$11,460
Cut-off Date LTV Ratio	70.4%	Insurance	$22,513	$2,501
Maturity Date LTV Ratio	57.9%	Replacement Reserves(2)	$0	$1,375
DSCR Based on Underwritten NOI / NCF	1.44x / 1.33x	TI/LC(3)	$0	$5,500
Debt Yield Based on Underwritten NOI / NCF	9.3% / 8.6%	Other(4)	$359,320	$2,962

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,200,000	100.0%	Loan Payoff	$9,187,769	82.0%
			Principal Equity Distribution	1,161,601	10.4
			Reserves	519,356	4.6
			Closing Costs	331,275	3.0

Total Sources	$11,200,000	100.0%	Total Uses	$11,200,000	100.0%

(1)	David Sedgh and Jeffrey Brandler jointly and severally guarantee the non-recourse carveouts under the Lanier Crossing Shopping Center Loan.
(2)	Replacement Reserves are capped at $82,502, provided that monthly deposits will resume on the payment date after the reserve funds drop below $16,500.
(3)	TI/LC Reserves are capped at $198,005, provided that monthly deposits will resume on the payment date after the reserve funds drop below the capped amount.
(4)	Other upfront reserves include a deferred maintenance reserve ($29,581), a tenant rollover reserve ($17,773), and a roof replacement reserve ($311,966).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Lanier Crossing Shopping Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Hobby Lobby	NR / NR / NR	54,154	49.2%	$362,290	31.5%	$6.69	5/31/2020	NA
Ichiban Asian Buffet	NR / NR / NR	7,850	7.1	78,500	6.8	10.00	8/31/2030	NA
Aaron’s Inc. (Gross Lease)	NR / NR / NR	7,000	6.4	98,000	8.5	14.00	4/30/2020	2, 5-year options
Stevi B’s Pizza	NR / NR / NR	4,184	3.8	62,760	5.5	15.00	12/31/2019	3, 5-year options
Steven’s Country Kitchen	NR / NR / NR	3,955	3.6	59,325	5.2	15.00	10/31/2018	NA
Dr. Sherwood DDS	NR / NR / NR	3,539	3.2	69,364	6.0	19.60	1/31/2020	1, 5-year option
Duron/Sherwin Williams Paint	A- / A2 / A	3,200	2.9	62,400	5.4	19.50	11/30/2022	1, 5-year option
Sally Beauty Supply-Cosmo Professional	NR / NR / NR	2,800	2.5	32,200	2.8	11.50	6/30/2016	1, 5-year option
Simply Southard Bakery	NR / NR / NR	1,680	1.5	31,298	2.7	18.63	11/30/2015	NA
Moto Asian Cuisine	NR / NR / NR	1,400	1.3	24,318	2.1	17.37	4/30/2017	1, 5-year option
Ten Largest Owned Tenants		89,762	81.6%	$880,455	76.5%	$9.81
Remaining Owned Tenants		12,700	11.5	270,768	23.5	21.32
Vacant Spaces (Owned Space)		7,540	6.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants(2)		110,002	100.0%	$1,151,223	100.0%	$10.47

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Taco Bell is the tenant of a ground leased outparcel, which is excluded from the total square footage. The underwritten base rent (annual) for the outparcel is $51,976.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LANIER CROSSING SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the Lanier Crossing Shopping Center Property, based on initial lease expirations:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	1,680	1.5	1.5%	31,298	2.7	18.63	1
2016	4,900	4.5	6.0%	64,456	5.6	13.15	3
2017	2,800	2.5	8.5%	45,318	3.9	16.19	2
2018	7,555	6.9	15.4%	136,073	11.8	18.01	4
2019	8,384	7.6	23.0%	178,324	15.5	21.27	5
2020	64,693	58.8	81.8%	529,654	46.0	8.19	3
2021	0	0.0	81.8%	0	0.0	0.00	0
2022	4,600	4.2	86.0%	87,600	7.6	19.04	2
2023	0	0.0	86.0%	0	0.0	0.00	0
2024	0	0.0	86.0%	0	0.0	0.00	0
2025	0	0.0	86.0%	0	0.0	0.00	0
2026 & Thereafter	7,850	7.1	93.1%	78,500	6.8	10.00	1
Vacant	7,540	6.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	110,002	100.0%		$1,151,223	100.0%	$10.47	21

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Taco Bell is the tenant of a ground leased outparcel, which is excluded from the total square footage. The underwritten base rent (annual) for the outparcel is $51,976.

The following table presents certain information relating to historical leasing at the Lanier Crossing Shopping Center Property:

Historical Leased %(1)

	2012(2)	TTM 2/28/2014	2014	As of 8/1/2015
Owned Space	NAP	85.3%	85.5%	93.1%

(1)	As provided by the borrower and which represents average monthly occupancy as of December 31, for the indicated year unless specified otherwise.
(2)	Historical occupancy is not available as the borrower acquired the property in February 2013.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Lanier Crossing Shopping Center Property:

Cash Flow Analysis(1)

	TTM 2/28/2014	2014	TTM 6/30/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$982,885	$972,827	$1,023,915	$1,145,280	$10.41
Contractual Rent Steps	0	0	0	5,943	0.05
Gross Up Vacancy	0	0	0	157,528	1.43
Total Rent	$982,885	$972,827	$1,023,915	$1,308,751	$11.90
Total Reimbursables	182,460	190,677	208,429	252,286	2.29
Other Income	0	0	0	9,089	0.08
Vacancy & Credit Loss	0	0	0	(166,048)	(1.51)
Effective Gross Income	$1,165,345	$1,163,504	$1,232,344	$1,404,078	$12.76
Total Operating Expenses	$332,555	$341,272	$263,794	$363,799	$3.31
Net Operating Income	$832,790	$822,232	$968,550	$1,040,279	$9.46
TI/LC	0	0	0	16,500	0.15
Capital Expenditures	0	0	0	66,001	0.60
Net Cash Flow	$832,790	$822,232	$968,550	$957,777	$8.71

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on the August 1, 2015 rent roll with rent steps through February 1, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

155

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting with the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be a Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Non-Recourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a non-recourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolios, that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

156

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states are required to impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm. If the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm. Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities. None of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, credit institutions, investment firms or the other types of EEA regulated investors mentioned above are unlikely to be able to hold the certificates. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer offered certificates or the price you may receive upon your sale of offered certificates.

—	The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking agencies amend their regulations to remove reference to or reliance on credit agency ratings, including, but not limited to, those found in the federal banking agencies’ risk-based capital regulations. New capital regulations, which were adopted by the banking regulators in July 2013 and began phasing in on January 1, 2014, implement the increased capital requirements established under the Basel Accord. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. As a result of these regulations, investments in CMBS like the certificates by institutions subject to the risk based capital regulations may result in greater capital charges to these financial institutions, and the treatment of CMBS for their regulatory capital purposes may otherwise be adversely affected. Such developments could reduce the attractiveness of investments in CMBS for such entities.

—	Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013 and became effective on April 1, 2014. Conformance with the Volcker Rule and its implementing regulations is required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension). In the interim, banking entities must make good-faith efforts to conform their activities and investments to the Volcker Rule. Under the Volcker Rule, unless otherwise jointly determined by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial and Multifamily Lending Is Dependent on Net Operating Income

—	The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable to Repay Remaining Principal Balance on the Maturity Date

—	Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the mortgage loan at that time. A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases resulting from breaches of representations and warranties or material document defects or purchases by the holder of a subordinate companion loan or a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and (except for KGS-Alpha Real Estate Capital Markets, LLC, and RAIT Funding, LLC, each of which has a back-up guarantor) the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the applicable sponsor (or sponsor guarantor, if applicable) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be (and there may exist from time to time) pending or threatened legal proceedings against, or disputes with, the borrowers, the property sponsors and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers or property sponsors must use property income or other income to pay judgments, legal fees or litigation costs. We cannot assure you that any litigation or dispute or any settlement of any litigation or dispute will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan to value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is”, “as stabilized”, “prospective market value upon stabilization” or other values, prospective investors should consider that those assumptions may not be accurate and that the “as-is”, “as stabilized”, “prospective market value upon stabilization” or other values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants and occupants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that terrorism insurance or the Terrorism Insurance Program will be available or provide sufficient protection against risks of loss on the mortgaged properties resulting from acts of terrorism.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

—	In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	An opinion of counsel will be rendered on the Closing Date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee (in the case of the mortgage loan sellers other than Goldman Sachs Mortgage Company), if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

—	Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC. If GS Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if GS Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well. The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor will not qualify for the FDIC Safe Harbor. However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is non-exclusive. Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, a Directing Holder, the Controlling Class Representative, any Companion Loan Holders and Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned with Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of the offered certificates to investors, and/or in exchange for offered certificates. A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans. The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned with Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are each part of separate global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing affiliations and relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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